As filed with the Securities and Exchange Commission July 29, 2011

File Nos. 002-67052 and 811-03023

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 325

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 326
_____________________________________________________________________________________________
FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2090

Francine J. Rosenberger, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006

Copies to:
David L. Faherty, Esq.
Atlantic Fund Services
Three Canal Plaza
Portland, ME 04101

It is proposed that this filing will become effective:

[   ] immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[X]     on August 1, 2011, pursuant to Rule 485, paragraph (b)(1)
[   ]     60 days after filing pursuant to Rule 485, paragraph (a)(1)
[   ]     on                                , pursuant to Rule 485, paragraph (a)(1)
[   ]     75 days after filing pursuant to Rule 485, paragraph (a)(2)
[   ]     on ______ pursuant to Rule 485, paragraph (a)(2)
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Absolute Opportunities Fund and Absolute Strategies Fund

PROSPECTUS

August 1, 2011

ABSOLUTE INVESTMENT ADVISERS LLC
INSTITUTIONAL SHARES
(AOFOX)

The Securities and Exchange Commission has not approved or disapproved the
Fund’s shares or determined whether this Prospectus is truthful or complete.
Any representation to the contrary is a criminal offense.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency.

Absolute Opportunities Fund and Absolute Investment Advisers are registered service marks of
Absolute Investment Advisers LLC (“AIA” and “Absolute”) and the respective logos are service marks of AIA;
and other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

ABSOLUTE OPPORTUNITIES FUND

Summary Section	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Investment Risks	5
Performance Information	8
Management	9
Purchase and Sale of Fund Shares	9
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	10

Details Regarding Principal Investment Strategies and Risks	11
Additional Information Regarding Principal Investment Strategies	11
Additional Information Regarding Principal Investment Risks	13

Management	18
The Adviser and Subadvisers	18
Portfolio Manager	20
Other Service Providers	20
Fund Expenses	20

Your Account	22
How to Contact the Fund	22
General Information	22
Buying Shares	25
Selling Shares	29
Retirement Accounts	30

Other Information	31
Distributions and Dividend Reinvestments	31
Taxes	31
Organization	32

Financial Highlights	33

ABSOLUTE OPPORTUNITIES FUND

Summary Section

Investment Objective
Absolute Opportunities Fund ( t he “ Fund ”) seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices such as the S&P 500 Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of the offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.25%
Dividend and Interest Expenses on Short Sales	0.42%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	3.43%
Fee Reduction and Expense Reimbursement(2)	(0.05)%
Net Annual Fund Operating Expenses(3)	3.38%

(1)
Total annual fund operating expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

(2)
Absolute has contractually agreed to reduce a portion of its fee and reimburse Fund expenses to limit Total Annual Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, AFFE, proxy expenses and extraordinary expenses) of Institutional Shares to 2.95% through at least July 31, 2012 (“Expense Cap”). The Expense Cap may be changed or eliminated at any time with the consent of the Board. The Fund will repay Absolute for fees waived and expenses reimbursed by Absolute pursuant to the Expense Cap if (1) such payment is made within three years of the fees waived or expense reimbursement; (2) such payment is approved by the Board and (3) the resulting class expenses do not exceed 2.95% for Institutional Shares. Net Annual Fund Operating Expenses  would increase if exclusions from the Expense Cap apply.

(3)
Excluding the effect of expenses attributable to dividend and interest expenses on short sales and AFFE, the Fund’s Total Annual Operating Expenses would be 3.00%; while the Fund’s Net Annual Operating Expenses would be 2.95%. Dividend and Interest Expenses on Short Sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay an amount equivalent to any dividend declared or interest paid during the duration of the short position to the lender from which the Fund borrowed the security and is obligated to record the payment of the dividend or interest as an expense. Dividend and Interest Expenses on Short Sales are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund’s portfolio.

2

ABSOLUTE OPPORTUNITIES FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap for one year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$341	$1,049	$1,779	$3,708

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.   During the most recent fiscal year, the Fund’s portfolio turnover rate was 630% of the average value of its portfolio.

Principal Investment Strategies

Absolute Investment Advisers, LLC (“Absolute” or “Adviser”), the Fund’s investment adviser, will generally allocate Fund assets to a carefully chosen group of skilled money managers (the “Subadvisers”) who employ a wide range of specialized investment strategies that Absolute believes offer the potential for attractive long-term risk-adjusted investment returns.   Absolute  selects Subadvisers that, relative to their peers, seek to preserve capital and tend to perform differently in a market cycle. Absolute believes that there are important benefits that come from investing through skilled money managers whose strategies , when combined, seek to provide lower volatility and lower sensitivity to traditional financial market indices when measured over a full market cycle.

The Subadvisers utilize strategies and investment techniques aimed to produce risk-adjusted returns and absolute returns over a full market cycle while managing risk exposure. These strategies are common among hedge funds and certain of them may exploit disparities or inefficiencies; take advantage of security mispricings or anticipated price movements, and/or benefit from cyclical themes and relationships or special situations and events (such as spinoffs or reorganizations). Such strategies may have low sensitivity to traditional markets because they seek opportunities and risks that are unrelated to traditional markets.

Absolute seeks to diversify the Fund’s portfolio across multiple strategies and investment styles that Absolute believes are complementary and, when combined, will produce risk-adjusted returns. Absolute reviews a range of qualitative and quantitative factors (e.g., investment process and statistical analysis) when evaluating each Subadviser and its appropriate asset allocation. Absolute may direct a Subadviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund’s portfolio. There is no fixed or minimum allocation to any Subadviser. Absolute retains the discretion to invest the Fund’s assets directly in the same manner as any Subadviser in pursuit of the Fund's investment objective. Absolute may add or remove Subadvisers.  The Subadvisers may use a combination of the following investment strategies:

Opportunistic and Long-Biased Equity Strategies capitalize on underpriced equity securities (common stock, preferred stock, convertible securities, warrants, rights and sponsored or unsponsored American Depositary Receipts (“ADRs”)) or on positive market trends and may focus in certain securities, markets, industries, company sizes, or geographical areas. Strategies are primarily managed for absolute return, and Subadvisers assess risk and opportunity on an absolute, not an index-relative, basis by focusing on relatively few investments that the Subadviser believes are undervalued and either offer a margin-of-safety or offer high growth opportunities. Strategies may utilize short sales, options and forward contracts to implement selective hedging and manage risk exposure.

3

ABSOLUTE OPPORTUNITIES FUND

Special Situations and Event-Driven Strategies involve making evaluations and predictions about both the likelihood that a particular event, such as a merger, acquisition, bankruptcy or other catastrophic event in the life of a company, will occur and the impact such an event will have on the value of the company’s securities. The Subadvisers focus on relatively few investments believed to be undervalued and may invest in securities of companies enmeshed in special situations, including companies involved in (or the target of) acquisition attempts, tender offers, work-outs, liquidations, spin-offs, reorganizations, bank loans, bankruptcies, exchanges and similar transactions. Such investments may involve a long-term time horizon as well as idiosyncratic event risk. In addition to common stock, strategies may invest in warrants, options and credit default swaps and the Fund may act as a buyer or seller of credit default swaps.

Long/Short or Hedged Equity Strategies invest in securities believed to be undervalued or offer high growth opportunities while also attempting to minimize overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales, futures or options to hedge risk. Strategies may also use futures or options to obtain leverage.The concept of leverage involves the use of debt by the Fund to finance the purchase of investments and results in the Fund controlling substantially more assets than it has equity to increase returns. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Long/Short Credit and Distressed Debt Strategies invests primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield “junk bonds”, bank loans and other defaulted debt securities, TIPS (Treasury Inflation Protected Securities), exchange traded funds (“ETFs”) and emerging market debt.   Debt securities of foreign governments are sometimes referred to as sovereign debt obligations and they may be issued or guaranteed by foreign governments or their agencies. The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities (“Mortgage Related Securities”). Strategies may focus on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or utilizing treasury futures to hedge interest-rate risk. Mortgage Related Securities may also include securities rated below investment grade (i.e., junk bonds) or unrated, under-performing or distressed debt and equity securities issued by issuers of collateralized debt obligations and special situation investments, such as distressed corporate or sub-prime mortgage securities. Distressed securities may also be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings to those attempting to restructure out of court to those that are healthy but have short-term cash flow or liquidity problems. Strategies may involve leverage and hedging through the use of ETFs, futures, credit default swaps, total return swaps, committed term reverse repurchase facilities or other financings that seek to enhance total return. In connection with these strategies, the Fund may act as a buyer or seller of credit default swaps.

Global and Emerging Market Strategies seeks to take advantage of investment opportunities that are believed to have the highest probability of success (long investment) or failure (short investment). Subadvisers may invest in equity, fixed income, currencies, precious metals or commodities, in domestic, international and high-growth emerging markets. Subadvisers may utilize positions held through individual securities, ETFs and other exchange-traded products, options and swaps linked to major market, sector or country indices, fixed-income securities, currencies and commodities. Certain of these investments may be designed to manage the Fund’s risk exposure to one or more currencies.  Subadvisers may invest in a limited number of securities, issuers, industries, futures, or countries which may result in higher volatility.

4

ABSOLUTE OPPORTUNITIES FUND

Other Strategies. Pursuant to any of the above-described strategies, the Fund may trade frequently and may invest in a wide range of instruments, markets and asset classes in the U.S. and other markets. Investments generally include equity securities, fixed income securities and derivatives.

•
The Fund may invest in equity securities of issuers of any market capitalization in the U.S. or abroad, including convertible, private placement/restricted, initial public offering ("IPOs") and emerging market securities, with certain exposures to non-U.S. issuers obtained through investments in ADRs.  The Fund may also invest in pooled investment vehicles, including other registered investment companies and ETFs.

•
The Fund may invest in fixed income securities of any credit quality and maturity, including those with fixed and variable terms and those of defaulted/distressed issuers and bank loans.  These securities can be rated below investment grade (i.e.,"junk bonds") and thus rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch Ratings Ltd. or unrated and securities in default.

•
The Fund may invest in derivatives, which are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies.  The most common types of derivatives in which the Fund may invest are forwards, options, futures and swaps contracts.  The Fund’s forward contracts may include forward currency contracts. The Fund’s swap agreements may include equity, interest rate, index, credit default and currency rate swap agreements.  The Fund’s futures contracts may include futures on securities, commodities, and securities indices.  The Fund’s options contracts may include options on securities, securities indices, commodities and futures.  The Fund may purchase or write options.  The Fund may invest in derivatives to hedge (or reduce) its exposure to a portfolio asset or risk, to obtain leverage for speculative purposes , to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes, in which case the derivatives may have economic characteristics similar to those of the reference asset and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics.  Leverage generally involves the use of debt by the Fund to finance the purchase of investments and results in the Fund controlling substantially more assets than it has equity in an effort to increase returns. The Fund may also obtain leverage by investing short sale proceeds when such proceeds are received by the Fund as Fund assets.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies.

Principal Investment Risks

General Market Risk The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Events Risk It is important that investors closely review and understand the risks of investing in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.

Bank Loan Risk The Fund may purchase secured and unsecured participations in loans and may purchase assignments of such loans. The Fund may invest in loan participations of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested.  In addition, certain bank loans in which the Fund may invest may be illiquid and, therefore, difficult to value and/or sell.

Convertible Securities Risk Convertible securities entail interest rate and credit risks. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, convertible securities held by the Fund that are rated below investment grade (i.e., junk bonds) are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund or a decline in the market value of the securities. The Fund has no pre-established minimum credit quality standards for convertible securities and may invest in convertible securities of any quality as well as unrated securities.

5

ABSOLUTE OPPORTUNITIES FUND

Currency Risk The value of the Fund’s foreign investments, including foreign securities and forward currency contracts, may decrease because of unfavorable changes in the exchange rate between a foreign currency and the U.S. dollar.

Derivatives Risk  Derivatives, such as options, futures and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. The risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Distressed Investments Risk The Fund’s investment in instruments involving loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans, many of which are not publicly traded, may involve a substantial degree of risk.  These instruments may become illiquid and the prices of such instruments may be extremely volatile. Valuing such instruments may be difficult and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Emerging Markets Risk Emerging markets securities are subject to the same risks as foreign securities and additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Moreover, many of the emerging securities markets are relatively small, potentially illiquid, occasionally volatile and subject to high transaction costs.

Equity Risk The Fund is subject to the risks of broad stock market decline or a decline in particular holdings. In addition, the value of a security may decline for a number of reasons that directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Event-Driven Strategies Risk Inherently speculative in nature, investments pursuant to special situations and event-driven strategies require a Subadviser to make predictions about a corporate event and its impact on a company. A Subadviser may make inaccurate predictions and the anticipated event and/or contemplated corporate transaction may not take place as expected or at all.  This may result in the distribution of a new, less valuable security in place of the security (or derivative). The Fund may have to sell a security at a loss, and such securities are subject to the risk of complete loss of value.

Fixed Income Securities Risk Fixed income (or debt) securities may be subject to credit risk, interest rate risk, prepayment and extension risk.

Credit Risk Credit risk is the risk that the value of your investment in the Fund may decrease when the credit rating of issuers whose debt securities the Fund holds is lowered due to, for example, failure to make timely payments of interest and principal; in addition, when an issuer’s credit rating is lowered, the volatility of their debt securities, and risk of the Fund’s investment in such securities, may increase.

Interest Rate Risk Interest rate risk is the risk that interest rates will rise (fall), causing the value of debt securities held by the Fund to decrease (increase); interest rate risk is most acute for longer-term debt securities as their values tend to change more with changes in interest rates.

Prepayment Risk Prepayment risk is the risk that issuers of debt securities may pay principal more quickly (or prepay principal) when interest rates fall; and extension risk is the risk that such issuers may pay principal more slowly when interest rates rise.

High Yield Securities Risk Below investment grade securities are sometimes referred to as high yield securities or “junk bonds.”  Junk bonds are more speculative than higher grade securities.  They generally have a greater risk of default and their prices may be more volatile than higher grade securities of similar maturity.  They may also be less liquid and more difficult to value.

6

ABSOLUTE OPPORTUNITIES FUND

Foreign Risk Foreign investments are subject to the same risks as domestic investments and additional risks, including international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Also, foreign securities are subject to the risk that their market price may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer.

Futures Contracts Risk There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

High Turnover Risk The Fund’s strategy may result in high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impacting the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

IPO Risk Securities that are acquired in an IPO or private placement, or are restricted (subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933) and may be illiquid; thus the Fund may not be able to dispose of them promptly at the price at which they are valued.

Large Capitalization Company Risk Large-cap company stocks may underperform other segments of the equity market or the equity market as a whole.

Leverage Risk  Certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

Liquidity Risk Certain securities eligible for investment by the Fund may be deemed to be illiquid under applicable law. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the Fund to sell such securities at prices that could have an adverse effect on the Fund’s share price.

Management Risk The Fund’s performance may deviate from overall market returns to a greater degree than other funds that do not employ an absolute return strategy, in part. Alternatively, if the Fund or a Subadviser takes a defensive posture by hedging its portfolio, then stock prices advance, the return to Fund investors may be lower than expected and lower than if the portfolio had not been hedged. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Medium Capitalization Company Risk Medium capitalization company stocks may have greater fluctuations in price and may be more difficult to liquidate than the stocks of larger, more widely traded companies during market downturns.

Mortgage-Related Securities Risk The Fund’s investments in Mortgage-Related Securities may be affected by, among other things, changes in interest rates, the creditworthiness of the entities that provide their credit enhancements or the market’s assessment of the quality of the underlying assets.  Mortgage-Related Securities can be sensitive to changes in interest rates and are subject to pre-payment risk, which is the risk that the underlying debt may be refinanced or prepaid.  Mortgage-Related Securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers.  Mortgage-Related Securities issued by private issuers are subject to greater credit risks than those issued or guaranteed by the U.S. government.

Multi-Manager Risk The success of the Fund’s strategy depends on, among other things, the Adviser’s skill in selecting Subadvisers and the Subadvisers’ skill in executing the relevant strategy. The Subadvisers’ strategies may be out of favor at any time. In addition, because the Subadvisers each make their trading decisions independently, it is possible that Subadvisers may purchase or sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses and the Fund may incur losses as a result.

7

ABSOLUTE OPPORTUNITIES FUND

Non-Diversification Risk The Fund is non-diversified, which means that it may invest in securities of a limited number of issuers. Such non-diversification exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified.

Options Risk There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. Over-the-counter options expose the Fund to counterparty risk.

Pooled Investment Vehicle Risk Pooled investment vehicles in which the Fund may invest may charge fees, and such fees may be more than the Fund would pay if the manager of the pooled vehicle managed the Fund’s assets directly.

Prepayment Risk Debt securities are subject to interest rate, credit and prepayment risk. Prepayment of debt securities, which are more common when interest rates are declining, can shorten such securities’ maturity and reduce the Fund’s return.

Registered Investment Company and ETF Risk The Fund’s investment in Registered investment companies (including ETFs) generally subjects the Fund to its proportionate share of such companies’ expenses and entails the same risks as the individual stocks held by the companies. In addition, certain investment companies’ securities may trade and be purchased by the Fund at a premium or discount to their NAV . When selling such securities, the Fund may not sell at the same premium or discount and may lose money on the premium or discount Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

Restricted Securities Risk Rule 144A Securities are restricted securities and may be less liquid investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell the restricted security when the Adviser considers it desirable to do so and/or may have to sell the security at a lower price. A restricted security which when purchased was liquid may subsequently become illiquid. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities.

Small Capitalization Company Risk Securities of smaller companies may be more volatile than securities of larger companies and as a result, the price of smaller companies may decline more in response to selling pressure.

Short Selling Risk  Short selling involves borrowing a security, selling it and buying it back.  If the Fund buys back the security at a price higher than the price at which it sold the security plus accrued interest, the Fund will have a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends the Fund must pay to the lender of the security sold short. In addition, a short sale may create leverage and, as a result, may cause relatively smaller adverse market movements to have a disproportionate impact on the Fund’s performance. The amount the Fund could lose on a short sale is theoretically unlimited.

Sovereign Debt Risk A sovereign debtor’s willingness and ability to repay principal and interest on issued debt securities may depend on, among other things, its cash flow situation, cash reserves, foreign exchange rates, changing economic policies and the local political climate.  Sovereign debt risks are greater for emerging market issuers.

Swap Contract Risk The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In addition, each swap exposes the Fund to counterparty risk when a counterparty to a financial instrument entered into by the Fund may become bankrupt or otherwise fail to perform its obligations due to financial difficulties.  As a result, the Fund may experience delays in or be prevented from obtaining payments owed to it pursuant to a swap contract.

Performance Information

The following chart and table illustrate the variability of the annual returns of the Fund. The chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s returns compare to the S&P 500 Index, a broad measure of market performance. Updated performance information is available by calling (888) 99-ABSOLUTE or (888) 992-2765.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

YEARS ENDED DECEMBER 31

The calendar year-to-date total return as of June 30, 2011 was -2.57%.

During the period shown in the chart, the highest quarterly return was 10.50% (for the quarter ended June 30, 2009) and the lowest quarterly return was (0.49)% (for the quarter ended December 31, 2009).

8

ABSOLUTE OPPORTUNITIES FUND

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	Since 10/21/08
Return Before Taxes	9.48%	14.69%
Return After Taxes on Distributions	9.11%	13.35%
Return After Taxes on Distributions and Sale of Fund Shares	6.34%	11.88%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	16.02%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Adviser

Absolute Investment Advisers LLC is the Adviser to the Fund .

Subadvisers

Green Eagle Capital, LLC, Kingstown Capital Management, LP, Madden Asset Management, LLC, Pine Cobble Capital, LLC and Semaphore Management LLC are the Subadvisers to the Fund.

Portfolio Manager

Mr. Jay Compson is the portfolio manager of the Fund.  Mr. Compson has managed the Fund since its commencement in 2008.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange is open for business.  You may purchase or redeem shares directly from the Fund by calling 888) 99-ABSOLUTE or (888) 992-2765 (toll free) or writing to the Fund at Absolute Opportunities Fund, P.O. Box 588, Portland, Maine 04112.  You also may purchase or redeem shares of the Fund through your financial intermediary.  The Fund accepts investments in the following minimum amounts:

	Minimum Initial(1)(2)	Minimum Additional(1)(2)
All Accounts	$1,000,000	None

(1)
If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund. Among other things, such financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying (selling) Fund shares. You should consult your broker or other representative of your financial intermediary for more information.

9

ABSOLUTE OPPORTUNITIES FUND

(2)
No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, employees of the Subadvisers, and employees and affiliates of the Fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

If deemed appropriate by the Trust officers, the Fund reserves the right to waive minimum investment amounts

Tax Information

Shareholders may receive from the Fund distributions of dividends and capital gains, which may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.   Ask your salesperson or visit your financial intermediary’s website for more information.

10

ABSOLUTE OPPORTUNITIES FUND

Details Regarding Principal Investment Strategies and Risks

The Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices such as the S&P 500 Index. The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of the Trust without a shareholder vote.

Additional Information Regarding Principal Investment Strategies

The Fund is designed for investors who seek a long-term investment with lower volatility and less sensitivity to traditional markets, and who desire added diversification across multiple styles and strategies as a part of an overall disciplined investment program.

The Fund will pursue its investment objective by allocating assets among a carefully chosen group of Subadvisers. Absolute allocates and reallocates assets of the Fund among its respective Subadvisers to attempt to maximize risk-adjusted returns while reducing the Fund’s volatility and sensitivity to traditional markets. Absolute reviews a wide range of qualitative and quantitative factors when evaluating each Subadviser and establishing the asset allocation to each. These factors include, but are not limited to: proven risk-adjusted investment performance and capacity to adapt to various market conditions; well-defined and disciplined investment philosophy, strategy and process that have been consistently applied over time; portfolio characteristics and capacity of given strategy; consistency of investment style, purchase/sell discipline, and risk management procedures; correlation and volatility of results as compared with other Subadvisers; business focus, stability and depth of investment professionals; and portfolio manager interviews and ongoing dialogue. While Absolute does not evaluate the merits of a Subadviser’s individual investment decisions, it does monitor investment performance and style consistency.

Absolute has entered into subadvisory agreements with Subadvisers, each chosen for its particular investment style(s). The Subadvisers may employ aggressive investment strategies and techniques and focus investments in certain securities, sectors and geographical regions. By combining the expertise of several Subadvisers with Absolute’s approach to diversification and risk management, the Fund attempts to reduce volatility and provide risk-adjusted returns as compared to traditional equity markets. However, there can be no assurance that losses will be avoided.

Absolute may invest the Fund’s assets in securities and other instruments directly. Absolute may exercise this discretion in order to invest the Fund’s assets pending allocation to a Subadviser, to hedge the Fund against exposures created by the Subadvisers, or to modify the Fund’s exposure to a particular investment or market- related risk. Absolute may exercise its discretion over unallocated assets to invest Fund assets directly and may reallocate to itself assets previously allocated to a Subadviser.

From time to time, certain of the Subadvisers or their strategies may not be available to the Fund due to such reasons as investment minimums, capacity limitations, and regulatory limitations or other imposed constraints. Accordingly, the Fund may, for temporary purposes, utilize high-quality, short-term debt securities or other cash instruments as a substitute for certain Subadvisers’ strategies until Fund assets reach appropriate scale for optimal allocation.

The strategies utilized by the Fund include absolute return strategies as well as strategies aimed at risk-adjusted returns. They are common hedge fund-type strategies and may attempt to exploit disparities or inefficiencies in markets, geographical areas, and companies; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes and relationships or special situations and events (such as spin-offs or reorganizations). Such strategies may have low sensitivity to traditional markets because they seek opportunities and risks that are unrelated to traditional markets.

There is no fixed or minimum allocation to any Subadviser. In the future, Absolute may add or remove Subadvisers. See “The Adviser and Subadvisers.”

11

ABSOLUTE OPPORTUNITIES FUND

To manage risk or enhance return (including through leverage), the Fund may invest in derivatives. Some derivatives, such as exchange-traded futures and options on securities, commodities and indexes are standardized contracts that can easily be bought or sold, and whose market values are published daily. Non-standardized derivatives, such as swaps, tend to be more complex and harder to value. The Fund may invest in forwards, futures and options contracts and in equity, interest rate, index, credit default and currency rate swap agreements. The Fund may invest in futures contracts on securities, commodities, and securities indices.  The Fund may invest in options on securities, securities indices, commodities and futures.

Options Contracts Options may be effected on an exchange or in the over-the-counter market. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security or commodity underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security or commodity against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security or commodity at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security or commodity at the exercise price. The Fund may buy or write put and call options on securities, indexes and futures contracts. An index cash option involves the delivery of cash equal to the difference between the exercise price and the closing price of an index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security or commodity, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or commodity, the option period and interest rates.

Futures Contracts Futures contracts may be used for leveraging or hedging purposes.  A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. A treasury futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a U.S. Treasury security, as called for in the agreement, at a specified date and at an agreed upon price. Treasury futures contracts are used by the Fund to manage credit risk. Generally, these futures contracts are closed out or rolled over prior to their expiration date.

Swap Agreements Swap agreements may be used for hedging or leveraging purposes. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or the increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty. Credit default swaps (“CDS”) enable an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments on debt securities, bankruptcy or a restructuring. CDS are structured so that the “buyer” must pay the “seller” a periodic stream of payments over the term of the CDS provided no event of default by a selected entity (or entities) has occurred. In event of a default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may act as the buyer or seller of CDS. CDS involve greater risk than if the Fund had invested in the reference obligation directly.

Forward Contracts The Fund may use forward contracts to lock in an exchange rate for certain of its portfolio securities or to increase the Fund’s exposure to a currency that Absolute or a Subadviser believes is going to rise relative to the U.S. dollar.  Thus, forward contracts may be used by the Fund for hedging or specialty purposes.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted and will cause the Fund to sustain losses.

Temporary Defensive Position In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or high quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

12

ABSOLUTE OPPORTUNITIES FUND

Additional Information Regarding Principal Investment Risks

General Market Risk The Fund’s net asset value will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Other general market risks include:

Investment strategies that have historically demonstrated low sensitivity  to major world financial market indices may become sensitive at certain times and, as a result, may cease to function as anticipated;

Absolute or a Subadviser may be incorrect in assessing the value or growth capability of particular securities or asset classes contained in the Fund’s portfolio.

Market Events Risk Global securities markets have experienced significant volatility since 2008.  The fixed-income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the prices of securities of individual companies have been negatively impacted, even though there may have been little or no apparent degradation in the financial conditions or prospects of those companies.  Continuing market problems may have adverse effects on the performance of the Fund.

Bank Loan Risk The Fund may purchase secured and unsecured participations in loans and may purchase assignments of such loans made by banks or other financial intermediaries to borrowers in which it will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected.  The Fund may invest in loan participations that are rated by a nationally recognized statistical rating organization (“NRSRO”) or unrated and may invest in loan participations of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested.  In addition, certain bank loans in which the Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is good for the Fund.

Convertible Securities Risk Convertible securities entail some of the risks of both equity and debt securities. While fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income from or a decline in the market value of, the securities. In addition, convertible securities often display a degree of market price volatility that is comparable to common stocks.  The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody’s or S&P or a similar determination of creditworthiness by a Subadviser. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Derivatives Risk  Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies.  Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Fund’s performance.  The successful use of derivatives generally depends on the portfolio manager’s ability to predict market movements.

13

ABSOLUTE OPPORTUNITIES FUND

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk and general market risks.  Derivatives may also increase the amount of taxes payable by shareholders of the Fund. The Fund’s use of derivatives may entail greater or different risks as described below.  Certain of the different risks to which the Fund might be exposed due to its use of derivatives include the following:

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains.

Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in the value of the derivatives may not correlate perfectly with the underlying asset or security.

Volatility Risk is the risk that, because the Fund may use some derivates that involve economic leverage, this economic leverage will increase the volatility of the derivative instruments as they may increase or decrease in value more quickly than the reference asset.

Credit Derivative Risk is the risk associated with the use of credit derivatives, which is a highly specialized activity that involves strategies and risks different from those with ordinary portfolio security transactions.  If Absolute or a Subadviser is incorrect in its forecast of default risks, market spreads or other applicable factors, the Fund’s investment performance would diminish compared with what it would have been if these techniques were not used.  Moreover, even if Absolute or a Subadviser is correct in its forecast, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.  The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction.

Segregation Risk is the risk associated with any requirement, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives.  Such segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

Distressed Investments Risk The Fund’s distressed debt strategy of investing in instruments involving loans, loan participations, bonds, notes, non-performing, sub-performing and sub-prime mortgage loans, many of which are not publicly traded, may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these instruments. The prices of such instruments may be extremely volatile. Valuing such instruments may be difficult, and the spread between the bid and asked prices of them may be greater than normally expected. If a Subadviser’s evaluation of a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Moreover, because issuers of distressed securities are typically in a weak financial condition, the likelihood of default is high, in which case the Fund may lose its entire investment in such defaulted securities.

14

ABSOLUTE OPPORTUNITIES FUND

Emerging Markets Risk The Fund may invest in foreign securities of issuers in emerging markets. Investments in such emerging markets present greater risks than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and markets of certain emerging market countries. Moreover, many emerging markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs.

Equity Risk The value of the Fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. In addition, common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders.

Event-Driven Strategies Risk Special situations and event-driven strategies are inherently speculative in nature. Investments pursuant to special situations and event driven strategies require a Subadviser to make predictions about the likelihood of a corporate event and its impact on a company, and any Subadviser may make inaccurate predictions. The anticipated event and/or impact of the event may never be realized and losses may result. A contemplated corporate transaction may never occur, may take more time than is expected or may result in the distribution of a new, less valuable security in place of the security (or derivative) purchased by the Fund. If a transaction does not occur, the Fund may have to sell securities purchased pursuant to this strategy at a loss. Any investment made pursuant to this strategy is subject to the risk of complete loss. In addition, the result of these strategies may be expected to fluctuate from period to period; thus, the results generated by the strategy in one period will not necessarily be indicative of the results that may be expected from the strategy in future periods.

Fixed Income Securities Risk The Fund may invest in fixed income (debt) securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, foreign sovereigns, foreign and domestic corporate issuers, notes and debentures.  Debt securities are generally subject to the following risks:

Credit Risk Credit risk is the risk that the issuer of a security may not make interest and principal payments when due. The financial condition of an issuer of a debt security may cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. Higher yielding debt securities of lower credit quality have greater credit risk than lower yielding securities with higher credit quality. The Fund may invest in debt securities of any credit quality, including unrated and defaulted securities. Rated securities are those that have been rated by an NRSRO.

Interest Rate Risk The value of debt securities typically changes when prevailing interest rates change.  Specifically, when interest rates rise, the value of outstanding debt securities usually falls and such securities sell at a discount to their face value.  Conversely, when interest rates fall, the value already-issued debt securities tends to rise and current investment opportunities tend to provide lower yields that can reduce the Fund’s income.  The values of longer-term debt securities usually change more than the values of shorter-term securities as a result of interest rate changes.

Prepayment Risk Some debt securities are subject to the risk of (unanticipated) prepayment, which is the risk that borrowers will prepay the loans that underlie such debt securities, shortening the expected maturity of the security for the Fund.  Under such circumstances, the Fund may need to reinvest the proceeds at a lower interest rate, thereby reducing its income.  If the Fund bought securities that get prepaid at a premium, the prepayment of the securities by the issuer could cause the Fund to lose a portion of its principal investment.  Prepayments can be difficult to predict and cause the value of debt securities subject to prepayment to be volatile.  Interest-only and principal-only securities are especially sensitive to changes in interest rates, which affects prepayment assumptions made about them.

Extension Risk If interest rates rise, repayments of principal on certain debt securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen.  Such securities generally have greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.

High Yield Securities Risk Below investment grade securities are sometimes referred to as high yield securities or “junk bonds.”  Like other debt securities, junk bonds may be affected by interest rates and the creditworthiness of their issuer.  They are generally more speculative than higher grade securities, however, and have a greater risk of default.

Foreign Risk The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the United States and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation or confiscation of investors’ assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that an issuer’s securities may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets.

15

ABSOLUTE OPPORTUNITIES FUND

Futures Contracts Risk There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

High Turnover Risk The Fund’s investment strategy may from time to time result in higher turnover rates. This may increase the Fund’s brokerage commission costs. The performance of the Fund could be negatively impacted by the increased brokerage commission costs incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

IPO Risk The Fund may purchase securities of companies in IPOs. Special risks associated with these securities may include illiquidity, unseasoned trading, lack of investor knowledge of the company, limited operating history and substantial price volatility. Some companies whose shares are sold through IPOs may be undercapitalized.

Large Capitalization Company Risk Large-cap company stocks may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be slow to respond to challenges and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leverage Risk Leverage transactions, including borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreements and investing in certain derivatives, create the risk of magnified capital losses. The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage. The effect of leverage on the Fund’s returns may be magnified by market movements or changes in the cost of leveraging. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield on leveraged investments to change in a manner that is unfavorable for the Fund. In an extreme case, the Fund’s current investment income may not be sufficient to meet the interest expense of leveraging, and it may be necessary for the Fund to liquidate certain of its investments at an inopportune time. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. The Fund will, where required, reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

Liquidity Risk The Fund may invest in less liquid and restricted securities. Such securities may have limitations on resale, and the Fund may have to register a restricted security in order to dispose of it, resulting in expense and delay. Restricted and illiquid securities are extremely difficult to value and are not subject to disclosure or other investor protection requirements. The Fund may not be able to dispose of restricted or illiquid securities promptly and/or may only be able to do so at substantial discounts. As a result, the Fund may experience difficulty satisfying redemption requests. Significant positions in other instruments, including those in which there is low trading volume, may also be difficult for the Fund to liquidate and result in losses for the Fund.

Management Risk The Fund is actively managed, and its performance, therefore, will reflect Absolute’s and the Subadvisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives. Further, the Fund’s performance may deviate from overall market returns to a greater degree than other funds that do not employ an absolute return strategy, in part.

Medium Capitalization Company Risk  Medium capitalization company stocks may have greater fluctuations in price than the stocks of large companies.  Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.  Medium capitalization companies may have limited product lines or resources and may be dependant upon a particular market niche.

Mortgage-Related Securities Risk Mortgage-related (and other asset-backed) securities represent interest in pools of mortgages (or other assets).  Mortgage-Related Securities can have a fixed or adjustable interest rate.  The Fund may also invest in debt securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks. Investments in these securities involve credit risk as they are not backed by the full faith and credit of the U.S. Government. The Fund may invest in collateralized mortgage obligations (“CMOs”) or collateralized debt obligations (“CDOs”). CMOs and CDOs are each divided into classes, which are referred to as “tranches.” Certain such tranches have priority over other tranches. With respect to CMOs, each tranch’s priority is generally with respect to payment of principal. With respect to CDOs, each tranch’s priority is generally with respect to the payment of cash flows to investors, and no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full. The CDO investor’s interest in the cash flows of the investment, rather than in its underlying assets, differentiates the CDO from a CMO. The value of such securities may be affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the underlying assets, the creditworthiness of entities that provide supporting letters of credit or other credit enhancements and the market’s assessment of the underlying assets.  Mortgage-Related Securities are subject to prepayment risk, which is the risk that issuers of such securities will prepay their debt when interest rates fall and cause the Fund to have to invest its assets in lower yielding investments.  The risk of prepayment is difficult to predict and may result in volatility in the Fund.

16

ABSOLUTE OPPORTUNITIES FUND

Multi-Manager Risk The methodology by which Absolute allocates Fund assets to the Subadvisers may not achieve desired results and may cause the Fund to lose money or underperform other mutual funds. In addition, the Subadvisers make their trading decisions independently, and, as a result, it is possible that one or more Subadvisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses, and the Fund may incur losses as a result.

Non-Diversification Risk The Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Investing in a limited number of issuers exposes the Fund to greater risk and losses than if its assets were more diversified.

Options Risk There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. In addition, each over-the-counter (“OTC”) option exposes the Fund to counterparty risk, and Absolute or a Subadviser may determine to concentrate any or all of its OTC option transaction with a single counterparty or a small group of counterparties.  If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful in its pursuit. The Fund thus assume the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to an OTC options transaction.

Pooled Investment Vehicle Risk The Fund may invest in pooled investment vehicles and will bear its ratable share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a pooled investment vehicle may be higher than if the manager of the pooled investment vehicle, including a Subadviser, managed the Fund’s assets directly. The incentive fees charged by certain vehicles may create an incentive for its manager to make investments that are riskier or more speculative than in the absence of an incentive fee.

Prepayment Risk Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ securities when interest rates decline, which can shorten the maturity of the security and reduce the Fund’s return. Issuers may also prepay their obligations on fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates.

Registered Investment Company and ETF Risk Investments in the securities of registered investment companies, including ETFs (which may, in turn invest in equities, bonds, and other financial instruments) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF. As a result, shareholders of the Fund indirectly bear their proportionate share of the fees and expenses paid by the Fund to the other investment company or ETF, in addition to those that Fund shareholders directly bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the Fund’s performance may be adversely affected. In addition, because ETF shares are listed and traded on national stock exchanges, they may trade at a discount or premium. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends in part on the demand for them in the market, the Adviser may not be able to liquidate an ETF position at the net asset value of the ETF, adversely affecting the Fund’s performance.

Restricted Securities Risk Rule 144A securities, which are restricted securities, may be less liquid investments than registered securities because Rule 144A securities may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that when purchased was liquid in the institutional markets may subsequently become illiquid.

Short Selling Risk Short selling involves borrowing a security, selling it and buying it back. If the Fund buys back the security at a price lower (or higher) than the price at which it sold the security plus accrued interest, the Fund will make a profit (or loss) on the transaction.  In addition, short sales may contribute to leverage, increase the volatility and decrease the liquidity of certain securities or positions, lowering the Fund’s return or resulting in a loss.

Small Capitalization Company Risk Investment in smaller companies may be more volatile than investments in larger companies because short-term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more in response to selling pressure. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

17

ABSOLUTE OPPORTUNITIES FUND

Sovereign Debt Risk A sovereign debtor’s willingness and ability to repay principal and interest on issued debt securities may depend on, among other things, its cash flow situation, cash reserves, foreign exchange rates, the size of the debt service burden on the issuer’s economy, its policy toward international lenders and political constraints.  Sovereign debt risks are greater for emerging market issuers, and investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments.  At times, certain emerging market countries have declared moratoria on the payment of principal and interest on foreign debt obligations.  Such countries have experienced difficulty serving their sovereign debt on a timely basis, resulting in defaults and restructurings of their debt.

Swap Contract Risk The Fund may engage in interest rate, currency, and equity swaps and CDSs, and related instruments, which require Absolute or a Subadviser to forecast, among other things, interest rate movements, currency fluctuations, market values and the likelihood of credit event for a securities issuer. Such forecasting is inherently difficult and entails investment risk. The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no guarantee that the Fund will be able to eliminate its exposure under an outstanding swap by entering into an offsetting swap, and the Fund may not assign a swap without the consent of the counterparty to it. In addition, each swap exposes the Fund to counterparty risk and Absolute or a Subadviser may determine to concentrate any or all of its swap transactions, including CDS, in a single counterparty or small group of counterparties. If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty and the Fund may be unsuccessful in such pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract.  In addition to counterparty risks, CDS are subject to credit risk on the underlying investment.  If the Fund were the buyers of CDS and no event of default occurred, the Fund would lose its entire investment. Similarly, if the Fund were the seller of CDS and an event of default occurred, it would be required to pay its counterparty the value of the CDS, which may cause the Fund to incur a loss on the CDS transaction.

Management

The Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board. The Board oversees the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Fund’s Statement of Additional Information (“SAI”).

The Adviser and Subadvisers

Absolute Investment Advisers LLC, 350 Lincoln Street, Suite 216, Hingham, MA 02043, is the Fund’s investment adviser. Absolute is a registered investment adviser and provides investment advisory services to the Fund. As of June 30, 2011, Absolute had approximately $3.99 billion of assets under management.

Absolute receives an advisory fee from the Fund at an annual rate equal to 2.75% of the Fund’s average daily net assets. Absolute pays any sub-advisory fees out of the fees it receives pursuant to the Investment Advisory Agreement with the Fund.

A discussion summarizing the basis on which the Board most recently approved the Fund’s Investment Management Agreement with Absolute and the Fund’s Sub-Advisory Agreements between Absolute and the Subadvisers is available in the Fund’s annual report for the period ended March 31, 2011.

Subject to the general supervision of the Board, Absolute is directly responsible for making the investment decisions for the Fund. Although Absolute delegates the day-to-day management of the Fund to a combination of the following Subadvisers, Absolute retains overall supervisory responsibility for the general management and investment of the Fund’s assets. Absolute pays any sub-advisory fees out of the fees it receives pursuant to the Investment Advisory Agreement with the Fund.

18

ABSOLUTE OPPORTUNITIES FUND

Subadviser	Investment Strategy
Green Eagle Capital LLC 250 East Illinois Road, Suite 200 Lake Forest, IL 60045	Short-Biased Long/Short Credit
Kingstown Capital Management, LP 1270 Broadway, Suite 1009 New York, NY 10001	Concentrated Special Situations
Madden Asset Management LLC One International Place, 24th Floor Boston, MA 02110	Global Long/Short Growth Equity
Pine Cobble Capital, LLC 60 William Street, Suite 140 Wellesley, MA 02481	Long/Short Equity and Credit
Semaphore Management LLC 320 Park Avenue, 10th Floor New York, NY 10022	Long/Short Equity and Credit

Green Eagle Capital LLC was founded in 2004 and provides investment advisory services for other pooled investment vehicles. The Fund is the only mutual fund for which the Subadviser provides investment advisory services.

Kingstown Capital Management, LP was founded in 2006 and provides investment advisory services for other pooled investment vehicles. The Fund is the only mutual fund for which the Subadviser provides investment advisory services.

Madden Asset Management LLC was founded in 2007 and provides investment advisory services for other pooled investment vehicles. The Fund is the only mutual fund for which the Subadviser provides investment advisory services.

Pine Cobble Capital, LLC was founded in 2007 and provides investment advisory services for other pooled investment vehicles. The Fund is the only mutual fund for which the Subadviser provides investment advisory services.

Semaphore Management LLC was founded in 2003 and provides investment advisory services for other pooled investment vehicles. The Fund is the only mutual fund for which the Subadviser provides investment advisory services.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), Absolute, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new Subadvisers for the Fund without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, Absolute may propose to appoint or replace one or more Subadvisers subject to Board approval and applicable shareholder notice requirements.

19

ABSOLUTE OPPORTUNITIES FUND

Portfolio Manager

The Fund is managed by portfolio manager Jay Compson, a founder of Absolute. Mr. Compson is responsible for Subadviser selection and overall portfolio construction, allocation and monitoring of the Fund’s assets. Mr. Compson is also responsible for day to day management of the Fund and the relationships with the Subadvisers.

Jay Compson, Mr. Compson is the Portfolio Manager for the Fund and is responsible for manager selection and overall portfolio construction, allocation, and monitoring of the Fund's assets. Mr. Compson has served as Portfolio Manager of the Fund since it commenced operations in 2008.

Prior to founding Absolute in 2004, Mr. Compson was a Portfolio Manager and Partner at Abington Capital LP, a Boston-based hedge fund. He also spent several years in corporate risk management roles at two investment banks - Lehman Brothers and Tucker Anthony Sutro.

Mr. Compson received his BA degree from Franklin & Marshall College and his MBA in Finance and Management from New York University's Stern School of Business.

Generally, Absolute will assign responsibility for the day-to-day management of the Fund to a combination of the Subadvisers.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) provides certain administration, compliance, portfolio accounting and transfer agency services to the Fund and the Trust and supplies certain officers to the Trust, including a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel.

Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s Distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and the other series of the Trust based upon methods approved by the Board.  Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class.  Absolute or certain service providers may reduce all or any portion of their fees and may reimburse certain expenses of the Fund.  Any fee reduction or expense reimbursement may be recouped by the service provider for up to three subsequent fiscal years as long as the recoupment does not cause the Net Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.  Any agreement to reduce fees or to reimburse expenses increases the investment performance of the Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect.

20

ABSOLUTE OPPORTUNITIES FUND

Important Information Regarding Dividend and Interest Expenses on Short Sales

Dividend and Interest Expenses on Short Sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay an amount equivalent to any dividend declared or interest paid during the duration of the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment as an expense. The Fund may also be obligated to pay an interest fee on monies borrowed from an intermediary, such as a prime broker, in connection with a short sale. Also, the Dividend and Interest Expenses on Short Sales are typically offset, in their entirety or in part, by the income derived from earnings on the cash proceeds of the short sales. Nevertheless, the Fund will bear the cost of the Dividend and Interest Expenses on Short Sales.   The Fund is also required to pay any applicable interest on a borrowed security and borrowings related to short sales.

The table below illustrates the Fund’s Total Annual Fund Operating Expenses with Fund expenses including the effect of Dividend and Interest Expenses on Short Sales and excluding the effect of Dividend and Interest Expenses on Short Sales. The Fund’s Total Annual Operating Expenses (expenses that are deducted from Fund assets) were:

Comparison of Expenses	Institutional Shares
Management Fees	2.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.25%
Dividend and Interest Expenses on Short Sales	0.42%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses With Dividend and Interest Expenses on Short Sales	3.43%
Less Dividend and Interest Expenses on Short Sales	(0.42)%
Total Annual Fund Operating Expenses Without Dividend and Interest Expenses on Short Sales(1)	3.01%

(1)
Excluding the effect of expenses attributable to dividend and interest expenses on short sales and AFFE, the Fund’s Total Annual Operating Expenses would be 3.00%; while the Fund’s Net Annual Operating Expenses would be 2.95%.

21

ABSOLUTE OPPORTUNITIES FUND

HOW TO CONTACT THE FUND

Email us at:
a bsolute.ta@atlanticfundservices.com

Telephone us at:
(888) 992-2765 (toll free)
(888) 99-ABSOLUTE (toll free)

Write to us at:
Absolute Opportunities Fund P.O. Box 588
Portland, Maine 04112

Overnight address:
Absolute Opportunities Fund
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Wire investments (or ACH payments):
Please contact the transfer agent at (888) 99-ABSOLUTE (toll free) to obtain the ABA routing number and the account number for the Fund.

Your Account

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business.  Under unusual circumstances, such as in the case of an emergency, the Fund may calculate its net asset value (“NAV”) and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary (“Financial Intermediary”) receives your request in good order.  “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees.  All requests to purchase or sell Fund shares received in good order prior to the Fund’s close will receive that day’s NAV.  Requests received in good order after the Fund’s close or on a day when the Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV.  The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements from the Fund detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable.  The Fund reserves the right to refuse any purchase request, including but not limited to requests that could adversely affect the Fund or its operations.

When and How NAV is Determined.  The Fund calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed.  The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.  NYSE holiday schedules are subject to change without notice.  The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.  To the extent that the Fund’s portfolio securities trade in markets on days when the Fund is not open for business, the value of the Fund’s assets may vary on those days.  In addition, trading in certain portfolio securities may not occur on days that the Fund is open for business as markets or exchanges other than the NYSE may be closed.

The NAV of the Fund is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class, and then dividing the result (net assets) by the number of outstanding shares of the Fund class.  Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem the Fund’s shares.

22

ABSOLUTE OPPORTUNITIES FUND

The Fund values securities for which market quotations are readily available, including certain open-end investment companies, at current market value except for certain short-term securities which are valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and ask price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end registered investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to value such securities at fair value as determined in good faith using procedures approved by the Fund’s Board. The Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee, members of which are appointed by the Board.  Fair valuation may be based on subjective factors, and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold.  Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund may invest in foreign securities, the securities of smaller companies and derivatives. The Fund’s investments in foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which the Fund values its portfolio securities. Securities of smaller companies and certain derivatives are also more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.

Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, the valuation committee described above will fair value the security using the Fund’s fair value procedures.

23

ABSOLUTE OPPORTUNITIES FUND

Transactions through Financial Intermediaries   The Fund has authorized certain Financial Intermediaries, including the designees of such entities, to accept purchase, redemption and exchange orders on the Fund’s behalf.  If you invest through a Financial Intermediary, the policies and fees of the Financial Intermediary may be different than the policies and fees if you had invested directly in the Fund.  Among other things, Financial Intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares.  You should consult your broker or other representative of your Financial Intermediary for more information.

All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a Financial Intermediary.  Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed the same day at that day’s NAV.  To ensure that this occurs, the Financial Intermediaries are responsible for transmitting all orders to the Fund in compliance with their contractual deadlines.

Payments to Financial Intermediaries The Fund and its affiliates (at their own expense) may pay compensation to Financial Intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different Financial Intermediaries may vary.  The compensation paid to a Financial Intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the Financial Intermediary, gross sales by the Financial Intermediary and/or the number of accounts serviced by the Financial Intermediary that invest in the Fund.  To the extent that the Fund pays all or a portion of such compensation, it is designed to compensate the Financial Intermediary for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

 The Adviser or another Fund affiliate, out of its own resources, may provide additional compensation to Financial Intermediaries.  Such compensation is sometimes referred to as “revenue sharing.”  Compensation received by a Financial Intermediary from the Adviser or another Fund affiliate may include payments for marketing and/or training expenses incurred by the Financial Intermediary, including expenses incurred by the Financial Intermediary in educating its salespersons with respect to Fund shares.  For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses.  It may also cover costs incurred by Financial Intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating registered sales representatives and preparing, printing and distributing sales literature.
Any compensation received by a Financial Intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving such compensation may provide the Financial Intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments.  Similarly, the compensation may cause Financial Intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

24

ABSOLUTE OPPORTUNITIES FUND

Anti-Money Laundering Program Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Trust’s Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order; or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority or applicable law.  If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI.

Buying Shares

How to Make Payments Unless purchased through a Financial Intermediary, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures adopted on behalf of the Fund, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and Absolute also reserve the right to accept in-kind contributions of securities in exchange for shares of the Fund.

Checks Checks must be made payable to “Absolute Opportunities Fund.”  For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “Absolute Opportunities Fund.” A $20 charge may be imposed on any returned checks.

ACH Refers to the Automated Clearing House system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires Instruct your financial institution with whom you have an account to make a federal funds wire payment to the Fund. Your financial institution may charge you a fee for this service.

Minimum Investments The Fund accepts investments in the following minimum amounts:

	Minimum Initial(1)(2)	Minimum Additional(1)(2)
All Accounts	$1,000,000	None

(1)
If you invest through a broker or other Financial Intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund. Among other things, such financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying (selling) Fund shares. You should consult your broker or other representative of your Financial Intermediary for more information.

(2)
No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, employees of the Subadvisers, and employees and affiliates of the Fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account (“IRA”) or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

25

ABSOLUTE OPPORTUNITIES FUND

If deemed appropriate by the Trust’s officers, the Fund reserves the right to waive minimum investment amounts.

Registered investment advisers and financial planners may be permitted to aggregate the value of Traditional or Roth IRAs in order to meet minimum investment amounts.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	•Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. •The custodian must sign in a manner indicating custodial capacity.
Corporations/Other

•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.

Trusts	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, taxpayer identification number (“TIN”), physical street address, date of birth, and other information or documents that will allow the Fund to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial intermediary. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount.  Once your application is accepted, the Fund will attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

26

ABSOLUTE OPPORTUNITIES FUND

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may be subject to a gain or loss on Fund shares. You will be subject to any related taxes and will not be able to recoup any redemption fees assessed.  If the Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

Policy on Prohibition of Foreign Shareholders Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or who can show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary • Contact your Financial Intermediary using the method that is most convenient for you.	Through a Financial Intermediary • Contact your Financial Intermediary using the method that is most convenient for you.
By Check
• Call or write us for an account application.
• Complete the application (and other required documents, if applicable).
• Mail us your original application (and other required documents, if applicable)
   and a check.

By Check • Fill out an investment slip from a confirmation or write us a letter. • Write your account number on your check. • Mail us the slip or your letter and the check.
By Wire
• Call or write us for an account application.
• Complete the application (and other required documents, if applicable).
• Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number.
• Mail us your original application (and other required documents, if applicable).
• Instruct your U.S. financial institution to wire your money to us.
By Wire • Instruct your U.S. financial institution to wire your money to us.
By ACH Payment
• Call or write us for an account application.
• Complete the application (and other required documents, if applicable).
• Call us to fax the completed application (and other required documents) and we will assign you an account number.
• Mail us your original application (and other required documents, if applicable).
• We will electronically debit the purchase proceeds from the U.S. financial institution identified on your account application.
• ACH purchases are limited to $25,000 per day.

By ACH Payment
• Call to request a purchase by ACH payment.
• We will electronically debit your purchase proceeds from
   the  U.S. financial institution identified on your account application.
• ACH purchases are limited to $25,000 per day.

27

ABSOLUTE OPPORTUNITIES FUND

Systematic Investments You may establish a systematic investment plan to invest automatically a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month.  Payments for systematic investments are automatically debited from your designated savings or checking account via ACH.  Systematic investments must be for at least $100 per occurrence. If you wish to enroll in the systematic investment plan, complete the appropriate section on the account application.  Your signed account application must be received at least three business days prior to the initial transaction.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in a systematic investment plan by notifying the Fund sufficiently in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher.  Please call (888) 992-2765 or (888) 99-ABSOLUTE (toll free) for additional information regarding systematic investment plans.

Frequent Trading  Because of the Fund’s low volatility and numerous portfolio holdings, generally the Fund is not susceptible to market timing. Thus, the Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (1) the dilution of the Fund’s NAV, (2) an increase in the Fund’s expenses, and (3) interference with the portfolio manager’s ability to execute efficient investment strategies.

Canceled or Failed Payments The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to non-payment.

28

ABSOLUTE OPPORTUNITIES FUND

Selling Shares

The Fund processes redemption orders received in good order at the next calculated NAV.  The right of redemption may not be suspended, except for any period during which:  (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

If the Fund has not yet collected for the shares being sold, it may delay sending redemption proceeds until payment is collected, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary
• If you purchased shares through your Financial Intermediary, your redemption order must be placed through the same financial intermediary.
• Contact your Financial Intermediary using the method that is most convenient for you.

By Mail
•Prepare a written request including:
•Your name(s) and signature(s)
•Your account number
•The Fund name and class
•The dollar amount or number of shares you want to sell
•How and where to send the redemption proceeds
•A signature guarantee (if required)
•Other documentation (if required).
•Mail us your request and documentation.

By Telephone
•Call us with your request (unless you declined telephone redemption privileges on your account application).
•Provide the following information:
•Your account number
•Exact name(s) in which the account is registered
•Additional form of identification
•  Redemption proceeds will be mailed to you by check or electronically credited to your account at the
U.S. financial institution identified on your account application.

By Systematic Withdrawal
•Complete the systematic withdrawal section of the application.
•Attach a voided check to your application.
•Mail us the completed application.
•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges You may redeem your shares by telephone , unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail your redemption order.

29

ABSOLUTE OPPORTUNITIES FUND

Systematic Withdrawals You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application.  The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.  You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amount credited to your account, the account ultimately may be depleted.  Please call (888) 992-2765 or (888) 99-ABSOLUTE (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee.  A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will require written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder for any of the following:

•	Written requests to redeem $100,000 or more

•	Changes to a shareholder’s record name or account registration

•	Paying redemption proceeds from an account for which the address has changed within the last 30 days

•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account;

•	Adding or changing ACH or wire instructions, the telephone redemption or exchange option, or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances If the value of your account falls below the minimum account balances listed below, the Fund may ask you to increase your balance.  If after 60 days, the account value is still below the minimum balance, the Fund may close your account and send you the proceeds.  The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance
Standard Accounts	$5,000
Retirement Accounts	$5,000

Redemptions in Kind Pursuant to an election filed with the SEC, the Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash.  To the extent that the shareholder redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.  In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund.  Please see the SAI for more details on redemptions in kind.

Lost Accounts The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address.  When an account is lost, all distributions on the account will be reinvested in additional Fund shares.  In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the then-current NAV, and the checks will be canceled.

However, checks will not be reinvested into accounts with a zero balance, but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Retirement Accounts

You may invest in Fund shares through an IRA, including traditional and Roth IRAs, also known as “Qualified Retirement Accounts.”  The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year to which the contribution is attributed.

30

ABSOLUTE OPPORTUNITIES FUND

Other Information

Distributions and Dividend Reinvestments

The Fund declares distributions from net investment income and pays those distributions semi-annually. Any net capital gain realized by the Fund will be distributed at least annually.Most investors have their income dividends and capital gain distributions (each, a “distribution”) reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions from non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund’s distributions of net investment income and net short-term capital gain are taxable to you as ordinary income. The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal income tax of 15% (0% for individuals in lower tax brackets) through 2012. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

A distribution reduces the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a partial return of your investment.

The sale (redemption) of Fund shares is generally a taxable transaction for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of any net capital gain distributions with respect to those shares.

31

ABSOLUTE OPPORTUNITIES FUND

The Fund will be required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year.

For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax adviser.

Organization

The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

32

ABSOLUTE OPPORTUNITIES FUND

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Th is information has been audited by BBD, LLP an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Annual Report dated March 31, 2011 , which is available upon request.

	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	October 21, 2008 (a) through March 31, 2009
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$ 11 .77	$ 10.57	$ 10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.13)	(0.11)	0.04
Net realized and unrealized gain (loss)	0.95	2.11	0.55
Total from Investment Operations	0.82	2.00	0.59
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(0.01)	(0.02)
Net realized gain	(0.18)	(0.75)	-(c)
Return of capital	-	(0.04)	-
Total Distributions to Shareholders	(0.18)	(0.80)	(0.02)
NET ASSET VALUE, End of Period	$ 12.41	$ 11.77	$ 10.57
TOTAL RETURN	6.98%	19.00%	5.95%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$593 ,127	$285,639	$77,245
Ratios to Average Net Assets:
Net investment income (loss)	(1.05) %	(0.90)%	0.84%(e)
Net expense (f)	2.95%	2.95%	2.95%(e)
Dividend and interest expense	0.42%	0.46%	0.05%(e)
Gross expense (g)	3.42%	3.66%	3.82%(e)
PORTFOLIO TURNOVER RATE	630%	597%	281%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes dividend and interest expense.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

33

ABSOLUTE OPPORTUNITIES FUND

For More Information

Annual/Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual/semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund
You may obtain free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Absolute Opportunities Fund
c/o Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (toll free)
(888) 99-ABSOLUTE (toll free)

Securities and Exchange Commission Information
You may also review the Fund’s annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:
Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-1520
E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the
SEC’s website at www.sec.gov and on the EDGAR database.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
http://www.foreside.com

Investment Company Act File No. 811-3023
212-PRU2-0811

PROSPECTUS

August 1, 2011

ABSOLUTE INVESTMENT ADVISERS LLC
INSTITUTIONAL SHARES (ASFIX)
R SHARES (ASFAX)

The Securities and Exchange Commission has not approved or disapproved the
Fund’s shares or determined whether this Prospectus is truthful or complete.
Any representation to the contrary is a criminal offense.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency.

Absolute Strategies Fund and Absolute Investment Advisers are registered service marks of Absolute Investment Advisers LLC (“AIA” and “Absolute”) and the respective logos are service marks of AIA; and other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

ABSOLUTE STRATEGIES FUND

Summary Section	2
Investment Objective	2
Fees and Expenses	3
Principal Investment Strategies	3
Principal Investment Risks	5
Performance Information	9
Management	10
Purchase and Sale of Fund Shares	10
Tax Information	11
Payments to Broker-Dealers and Other Financial Intermediaries	11

Details Regarding Principal Investment Strategies and Risks	12
Additional Information Regarding Principal Investment Strategies	12
Additional Information Regarding Principal Investment Risks	14

Management	20
The Adviser and Subadvisers	20
Portfolio Manager	21
Other Service Providers	22
Fund Expenses	22

Your Account	24
How to Contact the Fund	24
General Information	24
Buying Shares	26
Selling Shares	30
Retirement Accounts	33

Other Information	33
Distributions and Dividend Reinvestments	33
Taxes	33
Organization	34

Financial Highlights	35

ABSOLUTE STRATEGIES FUND

Summary Section

Investment Objective

Absolute Strategies Fund (the “Fund”) seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices such as the S&P 500 Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	R Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.60%	1.60%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.13%	0.26%
Dividend and Interest Expenses on Short Sales	0.53%	0.53%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(1)(2)	2.28%	2.66%

(1)
Total annual fund operating expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

(2)
Excluding the effect of expenses attributable to dividend and interest expenses on short sales and AFFE, the Fund’s Total Annual Operating Expenses were 1.73% and 2.11% for Institutional and R shares, respectively. Dividend and Interest Expenses on Short Sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay an amount equivalent to any dividend declared or interest paid during the duration of the short position to the lender from which the Fund borrowed the security and is obligated to record the payment of the dividend or interest as an expense. Dividend and Interest Expenses on Short Sales are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund’s portfolio.

2

ABSOLUTE STRATEGIES FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$231	$712	$1,220	$2,615
R Shares	$269	$826	$1,410	$2,993

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 192% of the average value of its portfolio.

Principal Investment Strategies

Absolute Investment Advisers LLC (“Absolute” or “Adviser”), the Fund’s investment adviser, believes that there are important benefits that come from investing alongside skilled money managers whose strategies, when combined, seek to provide risk-adjusted returns, lower volatility and lower sensitivity to financial market indices. To this end, Absolute selects S ubadvisers that, relative to their peers, seek to preserve capital and tend to perform differently in a market cycle.

T he Fund will pursue absolute (positive) returns by allocating assets among a carefully chosen group of asset managers (the “Subadvisers”) who employ a wide range of specialized investment strategies. Absolute will allocate Fund assets among strategies of the Subadvisers that it believes offer the potential for attractive long-term investment returns individually and are expected to blend within the Fund’s portfolio so that it may demonstrate low sensitivity and low volatility relative to the broader stock and bond markets over a complete market cycle.

The Subadvisers utilize strategies and investment techniques aimed to produce risk-adjusted returns and absolute returns over a full market cycle while managing risk exposure. These strategies are common hedge fund-type strategies and may attempt to exploit disparities or inefficiencies in markets, geographical areas, and companies; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes and relationships or special situations and events (such as spin-offs or reorganizations). Such strategies may have low sensitivity to traditional markets because they seek opportunities and risks that are unrelated to traditional markets.

Absolute has primary responsibility for allocating Fund assets in a manner that attempts to diversify the Fund’s portfolio across multiple strategies and investment styles that Absolute believes are complementary and, when combined, will produce risk-adjusted returns. To this end, Absolute will be responsible for selecting the Fund’s Subadvisers and determining the portion of the Fund’s assets to be allocated to each Subadviser though Absolute may invest the Fund's assets directly in the same manner as any subadviser in pursuit of the Fund's investment objective. Absolute reviews a range of qualitative and quantitative factors (e.g., investment process and statistical analysis) when evaluating each Subadviser and its appropriate asset allocation. Absolute may direct a Subadviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund’s portfolio. Absolute will limit allocations to any one Subadviser strategy to a maximum of 20% of total Fund assets and retains the discretion to invest the Fund’s assets in securities and other instruments directly. Absolute may add or remove Subadvisers.  The Subadvisers may use a combination of the following investment strategies:

3

ABSOLUTE STRATEGIES FUND

Opportunistic and Long-Biased Equity Strategies capitalize on underpriced equity securities (common stock, preferred stock, convertible securities, warrants, rights and sponsored or unsponsored American Depositary Receipts (“ADRs”)) or on positive market trends and may focus in certain securities markets, industries, company sizes, or geographical areas. Strategies are primarily managed for absolute return and Subadvisers assess risk and opportunity on an absolute, not an index-relative basis, by focusing on relatively few investments that the manager believes are undervalued and either offer a margin-of-safety, or offer high growth opportunities. Strategies may utilize short sales, options and futures contracts to implement selective hedging and manage risk exposure. Strategies may also focus on special situations or events, including distressed equities.

Long/Short Equity Market Neutral Strategies attempt to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling those stocks that are considered to be overvalued. Strategies may attempt to realize a valuation discrepancy in the relationship between multiple securities (relative value or value arbitrage), or may utilize quantitative factors to measure investment attractiveness among securities. Other qualitative and quantitative factors such as quality and momentum may be considered.  Sub-Advisers intend to maintain approximately equal value exposure in long and short positions, which will be obtained through short sales, in order to offset the effects of general stock market movements.

Convertible Arbitrage Strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock.   Subadvisers may utilize futures, options and credit default swaps in order to seek to hedge interest rate exposures and employ leverage to increase returns. Subadvisers may maintain a sector and market neutral portfolio. The average grade of bond in a convertible arbitrage portfolio is typically below investment grade with individual ratings ranging from AA to CCC. Such “junk bonds” typically are rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch. Generally, the default risk of the company is hedged by shorting the underlying common stock.

Long/Short or Hedged Equity Strategies invest in securities believed to be undervalued or offer high growth opportunities while also attempting to minimize overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales, futures or options to hedge risk. Strategies may also use futures or options to obtain leverage. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Fixed Income, Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including “junk bonds” and other defaulted debt securities, TIPS (Treasury Inflation Protected Securities), exchange traded funds (“ETFs”) and emerging market debt.  Debt securities of foreign governments are sometimes referred to as sovereign debt obligations and they may be issued or guaranteed by foreign governments or their agencies. The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities (“Mortgage Related Securities”). Strategies may focus on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or utilizing treasury futures to hedge interest-rate risk. Mortgage Related Securities may also include securities rated below investment grade (i.e., junk bonds) or unrated, under-performing or distressed debt and equity securities issued by issuers of collateralized debt obligations and special situation investments, such as distressed corporate or sub-prime mortgage securities. Distressed securities may also be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings to those attempting to restructure out of court to those that are healthy but have short- term cash flow or liquidity problems. Strategies may involve leverage and hedging through the use of ETFs, futures, credit default swaps, total return swaps, committed term reverse repurchase facilities or other financings that seek to enhance risk-adjusted returns. In connection with these strategies, the Fund may act as a buyer or seller of credit default swaps.

4

ABSOLUTE STRATEGIES FUND

Global and Emerging Market Strategies seek to take advantage of investment opportunities that are believed to have the highest probability of success (long investment) or failure (short investment). Subadvisers may invest in equity, fixed income, currencies, precious metals or commodities in domestic, international and high-growth emerging markets. Subadvisers may utilize positions held through individual securities, ETFs, and other exchange-traded products, options and swaps linked to major market, sector or country indices, fixed-income securities, currencies and commodities. Certain of these investments may be designed to manage the Fund’s risk exposure to one or more currencies. Subadvisers may invest in a limited number of securities, issuers, industries, futures, or countries which may result in higher volatility.

Other Strategies Pursuant to any of the above-described strategies, the Fund may trade frequently and may invest in a wide range of instruments, markets and asset classes in the U.S. and other markets. Investments generally include equity securities, fixed income securities and derivatives.

•
The Fund may invest in equity securities of issuers of any market capitalization in the U.S. or abroad, including convertible, private placement/restricted, initial public offering ("IPOs") and emerging market securities, with certain exposures to non-U.S. issuers obtained through investments in American Depositary Receipts ("ADRs").  The Fund may also invest in pooled investment vehicles, including other registered investment companies and ETFs.

•
The Fund may invest in fixed income securities of any credit quality and maturity, including those with fixed or variable terms and those of defaulted/distressed issuers and bank loans.  These securities can be rated below investment grade (i.e., "junk bonds") and thus rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch Ratings Ltd. or unrated and securities in default.

•
The Fund may invest in derivatives, which are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies.  The most common types of derivatives in which the Fund may invest are forwards, options, futures and swaps contracts. The Fund’s forward contracts include forward currency contracts. The Fund’s swap agreements may include equity, interest rate, index, credit default and currency rate swap agreements.  The Fund’s futures contracts may include futures on securities, commodities, and securities indices.  The Fund’s options contracts may include options on securities, securities indices, commodities and futures.  The Fund may purchase or write options. The Fund may invest in derivatives to hedge (or reduce) its exposure to a portfolio asset or risk, to obtain leverage for speculative purposes , to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes, in which case the derivatives may have economic characteristics similar to those of the reference asset and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics.  Leverage generally involves the use of debt by the Fund to finance the purchase of investments and results in the Fund controlling substantially more assets than it has equity in an effort to increase returns. The Fund may also obtain leverage by investing short sale proceeds when such proceeds are received by the Fund as Fund assets.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies.

Principal Investment Risks

General Market Risk The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

5

ABSOLUTE STRATEGIES FUND

Market Events Risk It is important that investors closely review and understand the risks of investing in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.

Bank Loans Risk The Fund may purchase secured and unsecured participations in loans and may purchase assignments of such loans. The Fund may invest in loan participations of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested.  In addition, certain bank loans in which the Fund may invest may be illiquid and, therefore, difficult to value and/or sell.

Convertible Securities Risk Convertible securities entail interest rate and credit risks. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, convertible securities held by the Fund that are rated below investment grade (i.e.,”junk bonds”) are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund or a decline in the market value of the securities. The Fund has no pre-established minimum credit quality standards for convertible securities and may invest in convertible securities of any quality as well as unrated securities and securities in default.

Currency Risk  The value of the Fund’s foreign investments, including foreign securities and forward currency contracts, may decrease because of unfavorable changes in the exchange rate between a foreign currency and the U.S. dollar.

Derivatives Risk  Derivatives, such as options, futures and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Distressed Investments Risk The Fund’s investment in instruments involving loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans, many of which are not publicly traded, may involve a substantial degree of risk.  These instruments may become illiquid and the prices of such instruments may be extremely volatile. Valuing such instruments may be difficult and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Emerging Markets Risk Emerging markets securities are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Moreover, many of the emerging securities markets are relatively small, potentially illiquid, occasionally volatile and subject to high transaction costs.

Equity Risk The Fund is subject to the risks of broad stock market decline or a decline in particular holdings. In addition, the value of a security may decline for a number of reasons that directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Event-Driven Strategies Risk Inherently speculative in nature, investments pursuant to special situations and event-driven strategies require a Subadviser to make predictions about a corporate event and its impact on a company. A Subadviser may make inaccurate predictions and the anticipated event and/or contemplated corporate transaction may not take place as expected or at all.  This may result in the distribution of a new, less valuable security in place of the security (or derivative). The Fund may have to sell a security at a loss, and such securities are subject to the risk of complete loss of value.

6

ABSOLUTE STRATEGIES FUND

Fixed Income Securities Risk Fixed income (or debt) securities may be subject to credit risk, interest rate risk, prepayment and extension risk.

Credit Risk Credit risk is the risk that the value of your investment in the Fund may decrease when the credit rating of issuers whose debt securities the Fund holds is lowered due to, for example, failure to make timely payments of interest and principal; in addition, when an issuer’s credit rating is lowered, the volatility of their debt securities, and risk of the Fund’s investment in such securities, may increase.

Interest Rate Risk Interest rate risk is the risk that interest rates will rise (fall), causing the value of debt securities held by the Fund to decrease (increase); interest rate risk is most acute for longer-term debt securities as their values tend to change more with changes in interest rates.

Prepayment Risk Prepayment risk is the risk that issuers of debt securities may pay principal more quickly (or prepay principal) when interest rates fall; and extension risk is the risk that such issuers may pay principal more slowly when interest rates rise.

High Yield Securities Risk Below investment grade securities are sometimes referred to as high yield securities or “junk bonds.”  Junk bonds are more speculative than higher grade securities.  They generally have a greater risk of default and their prices may be more volatile than higher grade securities of similar maturity.  They may also be less liquid and more difficult to value.

Foreign Risk Foreign investments are subject to the same risks as domestic investments and additional risks, including international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Also, foreign securities are subject to the risk that their market price may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer.

Futures Contracts Risk There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

High Turnover Risk The Fund’s strategy may result in high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

IPO Risk Securities that are acquired in an IPO or private placement, or are restricted (subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933) and may be illiquid; thus the Fund may not be able to dispose of them promptly at the price at which they are valued.

Large Capitalization Company Risk Large-cap company stocks may underperform other segments of the equity market or the equity market as a whole.

Leverage Risk Certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

Liquidity Risk Certain securities eligible for investment by the Fund may be deemed to be illiquid under applicable law. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the Fund to sell such securities at prices that could have an adverse effect on the Fund’s share price.

Management Risk The Fund’s performance may deviate from overall market returns to a greater degree than other funds that do not employ an absolute return focus. Alternatively, if the Fund or Subadviser takes a defensive posture by hedging its portfolio, then stock prices advance, the return to Fund investors may be lower than expected and lower than if the portfolio had not been hedged. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Medium Capitalization Company Risk Medium capitalization company stocks may have greater fluctuations in price and may be more difficult to liquidate than the stocks of larger, more widely traded companies during market downturns.

Mortgage-Related Securities Risk The Fund’s investments in Mortgage-Related Securities may be affected by, among other things, changes in interest rates, the creditworthiness of the entities that provide their credit enhancements or the market’s assessment of the quality of the underlying assets.  Mortgage-Related Securities can be sensitive to changes in interest rates and are subject to pre-payment risk, which is the risk that the underlying debt may be refinanced or prepaid.  Mortgage-Related Securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers.  Mortgage-Related Securities issued by private issuers are subject to greater credit risks than those issued or guaranteed by the U.S. government.

Multi-Manager Risk The success of the Fund’s strategy depends on, among other things, the Adviser’s skill in selecting Subadvisers and the Subadvisers’ skill in executing the relevant strategy. The Subadvisers’ strategies may be out of favor at any time. In addition, because the Subadvisers each make their trading decisions independently, it is possible that Subadvisers may purchase or sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses and the Fund may incur losses as a result.

7

ABSOLUTE STRATEGIES FUND

Non-Diversification Risk The Fund is non-diversified, which means that it may invest in securities of a limited number of issuers. Such non-diversification exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified.

Options Risk There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. Over-the-counter options expose the Fund to counterparty risk.

Pooled Investment Vehicle Risk  Pooled investment vehicles in which the Fund may invest may charge fees, and such fees may be more than the Fund would pay if the manager of the pooled vehicle managed the Fund’s assets directly.

Prepayment Risk Debt securities are subject to interest rate, credit and prepayment risk. Prepayment of debt securities, which is more common when interest rates are declining, can shorten such securities’ maturity and reduce the Fund’s return.

Registered Investment Company and ETF Risk  The Fund’s investment in Registered investment companies (including ETFs) generally subjects the Fund to its proportionate share of such companies’ expenses and entails the same risks as the individual stocks held by the companies. In addition, certain investment companies’ securities may trade and be purchased by the Fund at a premium or discount to their NAV . When selling such securities, the Fund may not sell at the same premium or discount and may lose money on the premium or discount. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

Restricted Securities Risk Rule 144A Securities are restricted securities and may not be readily marketable in broad public markets. The Fund may not be able to sell the restricted security when the Adviser considers it desirable to do so and/or may have to sell a security at a lower price. A restricted security which when purchased was liquid may subsequently become illiquid. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities.

Short Selling Risk   Short selling involves borrowing a security, selling it and buying it back.  If the Fund buys back the security at a price higher than the price at which it sold the security plus accrued interest, the Fund will have a loss on the transaction.  Any loss will be increased by the amount of compensation, interest or dividends the Fund must pay to the lender of the security sold short. In addition, a short sale may create leverage and, as a result, may cause relatively smaller adverse market movements to have a disproportionate impact on the Fund’s performance. The amount the Fund could lose on a short sale is theoretically unlimited.

Small Capitalization Company Risk Securities of smaller companies may be more volatile than securities of larger companies and as a result, the price of smaller companies may decline more in response to selling pressure.

Sovereign Debt Risk A sovereign debtor’s willingness and ability to repay principal and interest on issued debt securities may depend on, among other things, its cash flow situation, cash reserves, foreign exchange rates, changing economic policies and the local political climate.  Sovereign debt risks are greater for emerging market issuers.

Swap Contract Risk The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In addition, each swap exposes the Fund to counterparty risk when a counterparty to a financial instrument entered into by the Fund may become bankrupt or otherwise fail to perform its obligations due to financial difficulties.  As a result, the Fund may experience delays in or be prevented from obtaining payments owed to it pursuant to a swap contract.

8

ABSOLUTE STRATEGIES FUND

Performance Information

The following chart and table illustrate the variability of the annual returns of the Fund. The chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s returns compare to the S&P 500 Index, a broad measure of market performance. Updated performance information is available online at www.absoluteadvisers.com or by calling (888) 99-ABSOLUTE or (888) 992-2765.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

The following chart shows the annual total return of the Institutional Share Class for each full calendar year that the class has operated.

Years Ended December 31

The calendar year-to-date total return as of June 30, 2011 was 0.63%.

During the period shown in the chart, the highest quarterly return was 10.83% (for the quarter ended June 30, 2009) and the lowest quarterly return was (9.59)% (for the quarter ended December 31, 2008).

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	Since July 27, 2005
Institutional Shares — Return Before Taxes	4.16%	3.69%	3.50%
Institutional Shares — Return After Taxes on Distributions	4.10%	3.15%	2.96%
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares	2.79%	2.90%	2.74%
R Shares(1) — Return Before Taxes	3.71%	3.28%	3.09%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	2.44%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.48%

(1)
Effective August 1, 2008, the Class A shares were renamed Class R shares and ceased to carry a sales load.  The performance information presented does not reflect the imposition of any sales charges.  Effective August 1, 2009, Class C shares were converted to R shares.

9

ABSOLUTE STRATEGIES FUND

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

Adviser

Absolute Investment Advisers LLC is the Adviser to the Fund.

Subadvisers

Aronson+Johnson+Ortiz, LP, Horizon Asset Management, Inc., Kovitz Investment Group, LLC, Longhorn Capital Partners, L.P., MetWest Asset Management, LLC, Mohican Financial Management, LLC, SSI Investment Management, Inc., St. James Investment Company, LLC, TWIN Capital Management, Inc., and Yacktman Asset Management Co. are the Subadvisers to the Fund.

Portfolio Manager

Mr. Jay Compson is the portfolio manager of the Fund. Mr. Compson has managed the Fund since its commencement in 2005.

Purchase and Sale of Fund Shares

The Fund is closed to new investments, except as provided below.

Existing shareholders of the Fund are permitted to add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gain distributions.

In addition, Trustees and officers of the Trust and employees and managers of Absolute and its affiliates, or the spouse, sibling, direct ancestor, or direct descendent of any such person, may establish new accounts and continue to add to existing accounts in the Fund. Trust officers may permit the establishment of new accounts or permit additional sales to existing accounts under circumstances not identified above if the Adviser, as investment manager of the Fund, deems it to be in the best interest of the Fund and its shareholders. The Board reserves the right to re-open the Fund to new investors at any time or to modify the extent to which future sales of shares are limited.

10

ABSOLUTE STRATEGIES FUND

As permitted above, you may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange is open for business.  You may purchase or redeem shares directly from the Fund by calling 888) 99-ABSOLUTE or (888) 992-2765 (toll free) or writing to the Fund at Absolute Strategies Fund, P.O. Box 588, Portland, Maine 04112.  You also may purchase or redeem shares of the Fund through your financial intermediary.  The Fund accepts investments in the following minimum amounts:

	Minimum Initial(1)(2)	Minimum Additional(1)(2)
Institutional Shares
All Accounts	$1,000,000	None
R Shares
Standard Accounts	$ 250,000	$100
Retirement Accounts	$ 5,000	$100

(1)
If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund. Among other things, such financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying (selling) Fund shares. You should consult your broker or other representative of your financial intermediary for more information.

(2)
No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, employees of the Subadvisers, and employees and affiliates of the Fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

If deemed appropriate by the Trust officers, the Fund reserves the right to waive minimum investment amounts.

Tax Information

Shareholders may receive from the Fund distributions of dividends and capital gains, which may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

11

ABSOLUTE STRATEGIES FUND

Details Regarding Principal Investment Strategies and Risks

Absolute Strategies Fund (the “Fund”) seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices such as the S&P 500 Index. The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of the Trust without a shareholder vote.

Additional Information Regarding Principal Investment Strategies

The Fund is designed for investors who seek a long-term investment with low sensitivity to traditional markets and who desire added diversification across multiple asset classes and strategies as a part of an overall disciplined investment program.

The Fund will pursue absolute returns by allocating assets among a carefully chosen group of asset managers (the “Subadvisers”) who employ a wide range of specialized investment strategies. Absolute allocates and reallocates assets of the Fund among its respective Subadvisers to attempt to maximize risk-adjusted returns while reducing the Fund’s volatility and lower sensitivity to traditional markets. Absolute has primary responsibility for allocating Fund assets in a manner that attempts to diversify the Fund’s portfolio across multiple strategies and investment styles that Absolute believes are complementary and, when combined, will produce risk-adjusted returns. To this end, Absolute will be responsible for selecting the Fund’s Subadvisers and determining the portion of the Fund’s assets to be allocated to each Subadviser.

Absolute reviews a wide range of qualitative and quantitative factors when evaluating each Subadvisers and establishing the asset allocation to each. These factors include, but are not limited to: proven risk-adjusted investment performance and capacity to adapt to various market conditions; well-defined and disciplined investment philosophy, strategy and process that have been consistently applied over time; portfolio characteristics and capacity of given strategy; consistency of investment style, purchase/sell discipline, and risk management procedures; sensitivity and volatility of results as compared with other similar Subadvisers; business focus, stability and depth of investment professionals; and portfolio manager interviews and ongoing dialogue. While Absolute does not evaluate the merits of a Subadviser’s individual investment decisions, it does monitor investment performance and style consistency.

Absolute has entered into subadvisory agreements with Subadvisers, each chosen for its particular investment style(s). The Subadvisers may employ aggressive investment strategies and techniques and focus investments in certain securities sectors and geographical regions. The Subadvisers employ techniques, strategies and analyses based on relationships and correlations between and assumptions about securities, instruments, commodities, markets or other factors, or the occurrence of certain events. By combining the expertise of several Subadvisers with Absolute’s approach to diversification and risk management, the Fund attempts to reduce volatility and provide risk-adjusted returns. However, there can be no assurance that losses will be avoided.

Absolute may invest the Fund’s assets in securities and other instruments directly. Absolute may exercise this discretion in order to invest the Fund’s assets pending allocation to a Subadviser, to hedge the Fund against exposures created by the Subadvisers, or to modify the Fund’s exposure to a particular investment or market- related risk. Absolute may exercise its discretion over unallocated assets to invest Fund assets directly and may reallocate to itself assets previously allocated to a Subadviser.

From time to time, certain of the Subadvisers or their strategies may not be available to the Fund due to such reasons as investment minimums, capacity limitations, and regulatory limitations or other imposed constraints. Accordingly, the Fund may, for temporary purposes, utilize high-quality, short-term debt securities or other cash instruments as a substitute for certain Subadvisers’ strategies until Fund assets reach appropriate scale for optimal allocation.

12

ABSOLUTE STRATEGIES FUND

The strategies utilized by the Fund include absolute return strategies as well as strategies aimed at risk-adjusted returns. The strategies and investment techniques employed by the Subadvisers aim to produce absolute returns over a full market cycle while managing risk exposure. They are common hedge fund-type strategies and may attempt to exploit disparities or inefficiencies in markets, geographical areas, and companies; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes and relationships or special situations and events (such as spin-offs or reorganizations). Such strategies may have low sensitivity to traditional markets because they seek opportunities and risks that are unrelated to traditional markets.

There is no fixed or minimum allocation to any Subadviser; however, Absolute will limit allocations to any one Subadviser strategy to a maximum of 20% of total Fund assets. In the future, Absolute may add or remove Subadvisers. See “The Adviser and Subadvisers.”

To manage risk or enhance return (including through leverage), the Fund may invest in derivatives. Some derivatives, such as exchange-traded futures and options on securities, commodities and indexes are standardized contracts that can easily be bought or sold, and whose market values are published daily. Non-standardized derivatives, such as swaps, tend to be more complex and harder to value. The Fund may invest in forwards, futures and options contracts and in equity, interest rate, index, credit default swap agreements and currency rate swap agreements. The Fund may invest in futures contracts on securities, commodities, and securities indices. The Fund may invest in options on securities, securities indices, commodities and futures.

Options Contracts Options may be effected on an exchange or in the over-the-counter market. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security or commodity underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security or commodity against payment of the exercise price. The Fund may buy or write put and call options on securities, indexes and futures contracts. A put option gives its purchaser, in return for a premium, the right to sell the underlying security or commodity at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security or commodity at the exercise price. An index cash option involves the delivery of cash equal to the difference between the exercise price and the closing price of an index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security or commodity, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or commodity, the option period and interest rates.

Futures Contracts  Futures contracts may be used for leveraging or hedging purposes.  A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. A treasury futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a U.S. Treasury security, as called for in the agreement, at a specified date and at an agreed upon price. Treasury futures contracts are used by the Fund to manage credit risk. Generally, futures contracts are closed out or rolled over prior to their expiration date.

13

ABSOLUTE STRATEGIES FUND

Swap Agreements Swap agreements may be used for hedging or leveraging purposes. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or the increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty. Credit default swaps (“CDS”) enable an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments on debt securities, bankruptcy or a restructuring. CDS are structured so that the “buyer” must pay the “seller” a periodic stream of payments over the term of the CDS provided no event of default by a selected entity (or entities) has occurred. In event of a default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may act as the buyer or seller of CDS. CDS involve greater risk than if the Fund had invested in the reference obligation directly.

Forward Contracts The Fund may use forward contracts to lock in an exchange rate for certain of its portfolio securities or to increase the Fund’s exposure to a currency that Absolute or a Subadviser believes is going to rise relative to the U.S. dollar.  Thus, forward contracts may be used by the Fund for hedging or specialty purposes.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted and will cause the Fund to sustain losses.

Temporary Defensive Position In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or high quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Additional Information Regarding Principal Investment Risks

General Market Risk The Fund’s net asset value will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Other general market risks include:

Investment strategies that have historically demonstrated low sensitivity to major world financial market indices may become sensitive at certain times and, as a result, may cease to function as anticipated;

Absolute or a Subadviser may be incorrect in assessing the value or growth capability of particular securities or asset classes contained in the Fund’s portfolio.

Market Events Risk Global securities markets have experienced significant volatility since 2008.  The fixed-income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the prices of securities of individual companies have been negatively impacted, even though there may have been little or no apparent degradation in the financial conditions or prospects of those companies.  Continuing market problems may have adverse effects on the performance of the Fund.

Bank Loan Risk  The Fund may purchase secured and unsecured participations in loans and may purchase assignments of such loans made by banks or other financial intermediaries to borrowers in which it will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected.  The Fund may invest in loan participations that are rated by a nationally recognized statistical rating organization or unrated and may invest in loan participations of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested.  In addition, certain bank loans in which the Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is good for the Fund.

14

ABSOLUTE STRATEGIES FUND

Convertible Securities Risk Convertible securities entail some of the risks of both equity and debt securities. While fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income from or a decline in the market value of, the securities. In addition, convertible securities often display a degree of market price volatility that is comparable to common stocks.  The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody’s or S&P or a similar determination of creditworthiness by a Subadviser. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Event-Driven Strategies Risk Special situations and event-driven strategies are inherently speculative in nature. Investments pursuant to special situations and event driven strategies require a Subadviser to make predictions about the likelihood of a corporate event and its impact on a company, and any Subadviser may make inaccurate predictions. The anticipated event and/or impact of the event may never be realized and losses may result. A contemplated corporate transaction may never occur, may take more time than is expected or may result in the distribution of a new, less valuable security in place of the security (or derivative) purchased by the Fund. If a transaction does not occur, the Fund may have to sell securities purchased pursuant to this strategy at a loss. Any investment made pursuant to this strategy is subject to the risk of complete loss. In addition, the result of these strategies may be expected to fluctuate from period to period; thus, the results generated by the strategy in one period will not necessarily be indicative of the results that may be expected from the strategy in future periods.

Distressed Investments Risk The Fund’s distressed debt strategy of investing in instruments involving loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans, many of which are not publicly traded, may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these instruments. The prices of such instruments may be extremely volatile. Valuing such instruments may be difficult, and the spread between the bid and asked prices of them may be greater than normally expected. If a Subadviser’s evaluation of a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Moreover, because issuers of distressed securities are typically in a weak financial condition, the likelihood of default is high, in which case the Fund may lose its entire investment in such defaulted securities.

15

ABSOLUTE STRATEGIES FUND

Derivatives Risk Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Fund’s performance. The successful use of derivatives generally depends on the portfolio manager’s ability to predict market movements.

The Fund may use derivatives in various ways. The Fund may use derivatives as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes; under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. The Fund may use derivatives to hedge (or reduce) its exposure to a portfolio asset or risk. The Fund may use derivatives for leverage. The Fund may also use derivatives to manage cash.

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk and general market risks. Derivatives may also increase the amount of taxes payable by shareholders of the Fund.  The Fund’s use of derivatives may entail greater or different risks as described below. Certain of the different risks to which the Fund might be exposed due to its use of derivatives include the following:

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains.

Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in the value of the derivatives may not correlate perfectly with the underlying asset or security.

Volatility Risk is the risk that, because the Fund may use some derivates that involve economic leverage, this economic leverage will increase the volatility of the derivative instruments as they may increase or decrease in value more quickly than the reference asset.

Credit Derivative Risk is the risk associated with the use of credit derivatives, which is a highly specialized activity that involves strategies and risks different from those with ordinary portfolio security transactions. If Absolute or a Subadviser is incorrect in its forecast of default risks, market spreads or other applicable factors, the Fund’s investment performance would diminish compared with what it would have been if these techniques were not used. Moreover, even if Absolute or a Subadviser is correct in its forecast, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction.

Segregation Risk is the risk associated with any requirement, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

Emerging Markets Risk The Fund may invest in foreign securities of issuers in emerging markets. Investments in such emerging markets present greater risks than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and markets of certain emerging market countries. Moreover, many emerging markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs.

16

ABSOLUTE STRATEGIES FUND

Equity Risk The value of the Fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. In addition, common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders.

Fixed Income Securities Risk The Fund may invest in fixed income (debt) securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, foreign sovereigns, foreign and domestic corporate issuers, notes and debentures.  Debt securities are generally subject to the following risks:

Credit Risk Credit risk is the risk that the issuer of a security may not make interest and principal payments when due. The financial condition of an issuer of a debt security may cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. Higher yielding debt securities of lower credit quality have greater credit risk than lower yielding securities with higher credit quality. The Fund may invest in debt securities of any credit quality, including unrated and defaulted securities. Rated securities are those that have been rated by an NRSRO.

Interest Rate Risk The value of debt securities typically changes when prevailing interest rates change.  Specifically, when interest rates rise, the value of outstanding debt securities usually falls and such securities sell at a discount to their face value.  Conversely, when interest rates fall, the value already-issued debt securities tends to rise and current investment opportunities tend to provide lower yields that can reduce the Fund’s income.  The values of longer-term debt securities usually change more than the values of shorter-term securities as a result of interest rate changes.

Prepayment Risk Some debt securities are subject to the risk of (unanticipated) prepayment, which is the risk that borrowers will prepay the loans that underlie such debt securities, shortening the expected maturity of the security for the Fund.  Under such circumstances, the Fund may need to reinvest the proceeds at a lower interest rate, thereby reducing its income.  If the Fund bought securities that get prepaid at a premium, the prepayment of the securities by the issuer could cause the Fund to lose a portion of its principal investment.  Prepayments can be difficult to predict and cause the value of debt securities subject to prepayment to be volatile.  Interest-only and principal-only securities are especially sensitive to changes in interest rates, which affects prepayment assumptions made about them.

Extension Risk If interest rates rise, repayments of principal on certain debt securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen.  Such securities generally have greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.

High Yield Securities Risk Below investment grade securities are sometimes referred to as high yield securities or “junk bonds.”  Like other debt securities, junk bonds may be affected by interest rates and the creditworthiness of their issuer.  They are generally more speculative than higher grade securities, however, and have a greater risk of default.

Foreign Risk The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the United States and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation or confiscation of investors’ assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that their market price may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets.

Futures Contracts Risk There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

High Turnover Risk The Fund’s investment strategy may result in high turnover rates. This may increase the Fund’s brokerage commission costs. The performance of the Fund could be negatively impacted by the increased brokerage commission cost incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

Initial Public Offerings Risk The Fund may purchase securities of companies in initial public offerings (“IPOs”). Special risks associated with these securities may include illiquidity, unseasoned trading, lack of investor knowledge of the company, limited operating history and substantial price volatility. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

Large Capitalization Company Risk Large-cap company stocks may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be slow to respond to challenges and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leverage Risk Leverage transactions, including investing in certain derivatives, borrowing money, selling securities short and entering into agreements, create the risk of magnified capital losses. The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage. The effect of leverage on the Fund’s returns may be magnified by market movements or changes in the cost of leveraging. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield on leveraged investments to change in a manner that is unfavorable for the Fund. In an extreme case, the Fund’s current investment income may not be sufficient to meet the interest expense of leveraging, and it may be necessary for the Fund to liquidate certain of its investments at an inopportune time. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. The Fund will, where required, reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

17

ABSOLUTE STRATEGIES FUND

Liquidity Risk The Fund may invest in less liquid and restricted securities. Such securities may have limitations on resale, and the Fund may have to register a restricted security in order to dispose of it, resulting in expense and delay. Restricted and illiquid securities are extremely difficult to value and are not subject to disclosure or other investor protection requirements. The Fund may not be able to dispose of restricted or illiquid securities promptly and/or may only be able to do so at substantial discounts. As a result, the Fund may experience difficulty satisfying redemption requests. Significant positions in other instruments, including those in which there is low trading volume, also may be difficult for the Fund to liquidate and result in losses for the Fund.

Management Risk The Fund is actively managed, and its performance, therefore, will reflect Absolute’s and the Subadvisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives. Further, the Fund’s performance may deviate from overall market returns to a greater degree than other funds that do not employ an absolute return focus.

Medium Capitalization Company Risk Medium capitalization company stocks may have greater fluctuations in price than the stocks of large companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. Medium capitalization companies may have limited product lines or resources and may be dependant upon a particular market niche.

Mortgage-Related Securities Risk Mortgage-related (and other asset-backed) securities represent interest in pools of mortgages (or other assets).  Mortgage-Related Securities can have a fixed or adjustable interest rate.  The Fund may also invest in debt securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks. Investments in these securities involve credit risk as they are not backed by the full faith and credit of the U.S. Government. The Fund may invest in collateralized mortgage obligations (“CMOs”) or collateralized debt obligations (“CDOs”). CMOs and CDOs are each divided into classes, which are referred to as “tranches.” Certain such tranches have priority over other tranches. With respect to CMOs, each tranch’s priority is generally with respect to payment of principal. With respect to CDOs, each tranch’s priority is generally with respect to the payment of cash flows to investors, and no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full. The CDO investor’s interest in the cash flows of the investment, rather than in its underlying assets, differentiates the CDO from a CMO. The value of such securities may be affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the underlying assets, the creditworthiness of entities that provide supporting letters of credit or other credit enhancements and the market’s assessment of the underlying assets.  Mortgage-Related Securities are subject to prepayment risk, which is the risk that issuers of such securities will prepay their debt when interest rates fall and cause the Fund to have to invest its assets in lower yielding investments.  The risk of prepayment is difficult to predict and may result in volatility in the Fund.

Multi-Manager Risk The methodology by which Absolute allocates Fund assets to the Subadvisers may not achieve desired results and may cause the Fund to lose money or underperform other mutual funds. In addition, the Subadvisers make their trading decisions independently, and, as a result, it is possible that one or more Subadvisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses, and the Fund may incur losses as a result.

Non-Diversification Risk The Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Investing in a limited number of issuers exposes the Fund to greater risk and losses than if its assets were more diversified.

Options Risk There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.  In addition, each over-the-counter (“OTC”) option exposes the Fund to counterparty risk, and Absolute or a Subadviser may determine to concentrate any or all of its OTC option transaction with a single counterparty or a small group of counterparties.  If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful in its pursuit. The Fund thus assume the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to an OTC options transaction.

Pooled Investment Vehicle Risk The Fund may invest in pooled investment vehicles and will bear its ratable share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a pooled investment vehicle may be higher than if the manager of the pooled investment vehicle, including a Subadviser, managed the Fund’s assets directly. The incentive fees charged by certain vehicles may create an incentive for its manager to make investments that are riskier or more speculative than those it might have made in the absence of an incentive fee.

Prepayment Risk Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ securities when interest rates decline, which can shorten the maturity of the security and reduce the Fund’s return. Issuers may also prepay their obligations on fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates.

18

ABSOLUTE STRATEGIES FUND

Registered Investment Company and ETF Risk Investments in the securities of registered investment companies, including ETFs (which may, in turn invest in equities, bonds, and other financial instruments) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF. As a result, shareholders of the Fund indirectly bear their proportionate share of the fees and expenses paid by the Fund to the other investment company or ETF, in addition to those that Fund shareholders directly bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the Fund’s performance may be adversely affected. In addition, because ETF shares are listed and traded on national stock exchanges, they may trade at a discount or premium. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends in part on the demand for them in the market, the Adviser may not be able to liquidate an ETF position at the net asset value of the ETF, adversely affecting the Fund’s performance.

Restricted Securities Risk Rule 144A securities, which are restricted securities, may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell a security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that when purchased was liquid in the institutional markets may subsequently become illiquid.

Short Selling Risk Short selling involves borrowing a security, selling it and buying it back. If the Fund buys back the security at a price lower (or higher) than the price at which it sold the security plus accrued interest, the
Fund will make a profit (or loss) on the transaction. The Fund’s use of short sales may involve additional transactions costs and other expenses, which may cause the Fund to lose money. In addition, short sales may contribute to leverage, increase the volatility and decrease the liquidity of certain securities or positions, lowering the Fund’s return or resulting in a loss.

Small Capitalization Company Risk Investment in smaller companies may be more volatile than investments in larger companies because short-term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more in response to selling pressure. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Sovereign Debt Risk A sovereign debtor’s willingness and ability to repay principal and interest on issued debt securities may depend on, among other things, its cash flow situation, cash reserves, foreign exchange rates, the size of the debt service burden on the issuer’s economy, its policy toward international lenders and political constraints.  Sovereign debt risks are greater for emerging market issuers, and investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments.  At times, certain emerging market countries have declared moratoria on the payment of principal and interest on foreign debt obligations.  Such countries have experienced difficulty serving their sovereign debt on a timely basis, resulting in defaults and restructurings of their debt.

Swap Contract Risk The Fund may engage in interest rate, currency, and equity swaps and CDSs, and related instruments, which require Absolute or a Subadviser to forecast, among other things, interest rate movements, currency fluctuations, market values and the likelihood of credit event for a securities issuer. Such forecasting is inherently difficult and entails investment risk. The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no guarantee that the Fund will be able to eliminate its exposure under an outstanding swap by entering into an offsetting swap, and the Fund may not assign a swap without the consent of the counterparty to it. In addition, each swap exposes the Fund to counterparty risk and Absolute or a Subadviser may determine to concentrate any or all of its swap transactions, including CDS, in a single counterparty or small group of counterparties. If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty and the Fund may be unsuccessful in such pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. In addition to counterparty risks, CDS are subject to credit risk on the underlying investment.  If the Fund were the buyers of CDS and no event of default occurred, the Fund would lose its entire investment. Similarly, if the Fund were the seller of CDS and an event of default occurred, it would be required to pay its counterparty the value of the CDS, which may cause the Fund to incur a loss on the CDS transaction.

19

ABSOLUTE STRATEGIES FUND

Management

The Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board. The Board oversees the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Fund’s Statement of Additional Information (“SAI”), which is available from the Fund’s website at www.absoluteadvisers.com.

The Adviser and Subadvisers

Absolute Investment Advisers LLC, 350 Lincoln Street, Suite 216, Hingham, MA 02043, is the Fund’s investment adviser. Absolute is a registered investment adviser and provides investment advisory services to the Fund. As of June 30, 2011, Absolute had approximately $ 3.99 billion of assets under management.

Absolute receives an advisory fee from the Fund at an annual rate equal to 1.60% of the Fund’s average annual daily net assets. For the Fund’s fiscal year ended March 31, 2011, Absolute received an advisory fee of 1.60% (net of waivers and expense reimbursements) of the average daily net assets of the Fund. Absolute pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement with the Fund. A discussion summarizing the basis on which the Board most recently approved the Advisory Agreement and the Subadvisory Agreements with Absolute and the Subadvisers is available in the Fund’s annual report for the period ended March 31, 2011.

Subject to the general supervision of the Board, Absolute is responsible for making the investment decisions for the Fund. Although Absolute delegates the day-to-day management of the Fund to a combination of the following Subadvisers, Absolute retains overall supervisory responsibility for the general management and investment of the Fund’s assets.

Subadviser	Investment Strategy
Aronson+Johnson+Ortiz, LP 230 South Broad St, 20th Floor Philadelphia, PA 19102	Dollar-Neutral Long/Short Equity
Horizon Asset Management, Inc. 470 Park Ave South New York, NY 10016	Distressed Debt
Kovitz Investment Group, LLC 115 South LaSalle Street 27th Floor, Chicago, IL 60603	Fundamental Long/Short Equity
Longhorn Capital Partners, L.P. 1445 Ross Avenue, Suite 5000 Dallas, TX 75202	Global Long/Short Equity
MetWest Asset Management, LLC 865 S Figueroa Street Los Angeles, CA 90017	Fixed Income & Distressed Debt
Mohican Financial Management, LLC 21 Railroad Avenue, Suite 35 Cooperstown, NY 13326	Small/Mid-Cap Convertible Arbitrage
SSI Investment Management, Inc. 9440 Santa Monica Blvd., 8th Floor Beverly Hills, CA 90210	Convertible Arbitrage
St. James Investment Company, LLC 2716 Fairmount Street Dallas, TX 75201	Concentrated Equity
TWIN Capital Management, Inc. 3244 Washington Rd, Suite 202 McMurray, PA 15317	Momentum Long/Short Market Neutral
Yacktman Asset Management Co. 6300 Bridgepoint Parkway, Building One, Suite 320 Austin, TX 78730	Concentrated Equity

20

ABSOLUTE STRATEGIES FUND

Aronson+Johnson+Ortiz, LP commenced operations in 1984, and provides investment advisory services for mostly institutional clients, including mutual funds.

Horizon Asset Management, Inc. commenced operations in 1994, and provides investment advisory services for institutional clients and high-net worth individuals. The Fund is the first mutual fund for which the Subadviser provides advisory services.

Kovitz Investment Group, LLC commenced operations in 2003 and provides investment advisory services for corporations, individuals, pension and profit sharing plans and other pooled investment vehicles. The Fund is the first mutual fund for which the Subadviser provides investment advisory services.

Longhorn Capital Partners, L.P. commenced operations in 2006, and provides investment advisory services for other pooled investment vehicles. The Fund is the first mutual fund for which the Subadviser provides investment advisory services.

MetWest Asset Management, LLC commenced operations in 1996, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds.

Mohican Financial Management, LLC was founded in 2003 and provides investment advisory services for another pooled investment vehicle. The Fund is the first mutual fund for which the Subadviser provides investment advisory services.

SSI Investment Management, Inc. commenced operations in 1973, and provides investment advisory services for pension and profit sharing plans, corporations, college endowments, Taft-Hartley plans, high-net worth individuals and mutual funds.

St. James Investment Company, LLC commenced operations in 1999, and manages assets for institutional clients, high-net worth individuals, and mutual funds.

TWIN Capital Management, Inc. commenced operations in 1990, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds.

Yacktman Asset Management Co. commenced operations in 1992, and provides investment advisory services for institutional clients and long-term investors. The Subadviser is also the investment adviser for two other mutual funds.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), Absolute, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new Subadvisers for the Fund without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, Absolute may propose to appoint or replace one or more Subadvisers subject to Board approval and applicable shareholder notice requirements.

Portfolio Manager

The Fund is managed by portfolio manager Jay Compson, a founder of Absolute. Mr. Compson is responsible for Subadviser selection and overall portfolio construction, allocation and monitoring of the Fund’s assets. Mr. Compson is also responsible for day to day management of the Fund and the relationships with the Subadvisers.

21

ABSOLUTE STRATEGIES FUND

Jay Compson, Mr. Compson is the Portfolio Manager for the Fund and is responsible for manager selection and overall portfolio construction, allocation, and monitoring of the Fund's assets. Mr. Compson has served as Portfolio Manager of the Fund since it commenced operations in 2005.

Prior to founding Absolute in 2004, Mr. Compson was a Portfolio Manager and Partner at Abington Capital LP, a Boston-based hedge fund. He also spent several years in corporate risk management roles at two investment banks - Lehman Brothers and Tucker Anthony Sutro.
Mr. Compson received his BA degree from Franklin & Marshall College and his MBA in Finance and Management from New York University's Stern School of Business.

Generally, Absolute will assign responsibility for the day-to-day management of the Fund to a combination of the Subadvisers.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Fund the Trust and supplies certain officers to the Trust, including a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel.

Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and the other series of the Trust based upon methods approved by the Board.  Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class.  Absolute or certain service providers may reduce all or any portion of their fees and may reimburse certain expenses of the Fund.

22

ABSOLUTE STRATEGIES FUND

Important Information Regarding Dividend and Interest Expenses on Short Sales

Dividend and Interest Expenses on Short Sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay an amount equivalent to any dividend declared or interest paid during the duration of the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment as an expense. The Fund may also be obligated to pay an interest fee on monies borrowed from an intermediary, such as a prime broker, in connection with a short sale. Also, the Dividend and Interest Expenses on Short Sales are typically offset, in their entirety or in part, by the income derived from earnings on the cash proceeds of the short sales. Nevertheless, the Fund will bear the cost of the Dividend and Interest Expenses on Short Sales.   The Fund is also required to pay any applicable interest on a borrowed security and borrowings related to short sales.

The table below illustrates the Fund’s Total Annual Fund Operating Expenses with Fund expenses including the effect of Dividend and Interest Expenses on Short Sales and excluding the effect of Dividend and Interest Expenses on Short Sales. The Fund’s Total Annual Operating Expenses (expenses that are deducted from Fund assets) were:

Comparison of Expenses	Institutional Shares	R Shares
Management Fees	1.60%	1.60%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.13%	0.26%
Dividend and Interest Expenses on Short Sales	0.44%	0.44%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses With Dividend and Interest Expenses on Short Sales	2.19%	2.57%
Less Dividend and Interest Expenses on Short Sales	(0.44)%	(0.44)%
Total Annual Fund Operating Expenses Without Dividend and Interest Expenses on Short Sales	1.75%	2.13%

23

ABSOLUTE STRATEGIES FUND

HOW TO CONTACT THE FUND

Email us at:
absolute.ta@atlanticfundservices.com

Telephone us at:
(888) 992-2765 (toll free)
(888) 99-ABSOLUTE (toll free)

Write to us at:
Absolute Strategies Fund
P.O. Box 588
Portland, Maine 04112

Overnight address:
Absolute Strategies Fund
c/o Atlantic Fund Services
 Three Canal Plaza, Ground Floor Portland, Maine 04101

Wire investments (or ACH payments):
Please contact the transfer agent at (888) 99-ABSOLUTE (toll free) to obtain the ABA routing number and the account number for the Fund.

Your Account

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business.  Under unusual circumstances, such as in the case of an emergency, the Fund may calculate its net asset value (“NAV”) and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary (“Financial Intermediary”) receives your request in good order.  “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees.  All requests to purchase or sell Fund shares received in good order prior to the Fund’s close will receive that day’s NAV.  Requests received in good order after the Fund’s close or on a day when the Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV.  The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements from the Fund detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable.  The Fund reserves the right to refuse any purchase request, including but not limited to requests that could adversely affect the Fund or its operations.

When and How NAV is Determined.  The Fund calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed.  The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.  NYSE holiday schedules are subject to change without notice.  The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.  To the extent that the Fund’s portfolio securitites trade in markets on days when the Fund is not open for business, the value of the Fund’s assets may vary on those days.  In addition, trading in certain portfolio securities may not occur on days that the Fund is open for business as markets or exchanges other than the NYSE may be closed.

The NAV of the Fund is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class, and then dividing the result (net assets) by the number of outstanding shares of the Fund class.  Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem the Fund’s shares.

24

ABSOLUTE STRATEGIES FUND

The Fund values securities for which market quotations are readily available, including certain open-end investment companies, at current market value except for certain short-term securities which are valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to value such securities at fair value as determined in good faith using procedures approved by the Fund’s Board.  The Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee, members of which are appointed by the Board.  Fair valuation may be based on subjective factors, and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold.  Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund may invest in foreign securities, the securities of smaller companies and derivatives. The Fund’s investments in foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which the Fund values its portfolio securities. Securities of smaller companies and certain derivatives are also more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.

Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, the valuation committee described above will fair value the security using the Fund’s fair value procedures.

Transactions through Financial Intermediaries   The Fund has authorized certain Financial Intermediaries, including the designees of such entities, to accept purchase, redemption and exchange orders on the Fund’s behalf.  If you invest through a Financial Intermediary, the policies and fees of the Financial Intermediary may be different than the policies and fees if you had invested directly in the Fund.  Among other things, Financial Intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares.  You should consult your broker or other representative of your Financial Intermediary for more information.

All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a Financial Intermediary.  Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed the same day at that day’s NAV.  To ensure that this occurs, the Financial Intermediaries are responsible for transmitting all orders to the Fund in compliance with their contractual deadlines.

25

ABSOLUTE STRATEGIES FUND

Payments to Financial Intermediaries The Fund and its affiliates (at their own expense) may pay compensation to Financial Intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different Financial Intermediaries may vary.  The compensation paid to a Financial Intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the Financial Intermediary, gross sales by the Financial Intermediary and/or the number of accounts serviced by the Financial Intermediary that invest in the Fund.  To the extent that the Fund pays all or a portion of such compensation, it is designed to compensate the Financial Intermediary for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources, may provide additional compensation to Financial Intermediaries.  Such compensation is sometimes referred to as “revenue sharing.”  Compensation received by a Financial Intermediary from the Adviser or another Fund affiliate may include payments for marketing and/or training expenses incurred by the Financial Intermediary, including expenses incurred by the Financial Intermediary in educating its salespersons with respect to Fund shares.  For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses.  It may also cover costs incurred by Financial Intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating registered sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a Financial Intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving such compensation may provide the Financial Intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments.  Similarly, the compensation may cause Financial Intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Trust’s Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order; or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI, which is available from the Fund’s website at www.absoluteadvisers.com.

Buying Shares

The Fund is closed to new investments, except as provided below.

Existing shareholders of the Fund are permitted to add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gain distributions.

In addition, Trustees and officers of the Trust and employees and managers of Absolute and its affiliates, or the spouse, sibling, direct ancestor, or direct descendent of any such person, may establish new accounts and continue to add to existing accounts in the Fund. Trust officers may permit the establishment of new accounts or permit additional sales to existing accounts under circumstances not identified above if the Adviser, as investment manager of the Fund, deems it to be in the best interest of the Fund and its shareholders. The Board reserves the right to re-open the Fund to new investors at any time or to modify the extent to which future sales of shares are limited.

26

ABSOLUTE STRATEGIES FUND

How to Make Payments Unless purchased through a Financial Intermediary, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures adopted on behalf of the Fund, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and Absolute also reserve the right to accept in-kind contributions of securities in exchange for shares of the Fund.

Checks Checks must be made payable to “Absolute Strategies Fund.” For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “Absolute Strategies Fund.” A $20 charge may be imposed on any returned checks.

ACH Refers to the Automated Clearing House system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires Instruct your financial institution with whom you have an account to make a federal funds wire payment to the Fund. Your financial institution may charge you a fee for this service.

Minimum Investments:

As permitted above, the Fund accepts investments in the following minimum amounts:

	Minimum Initial(1)(2)	Minimum Additional(1)(2)
Institutional Shares
All Accounts	$1,000,000	None
R Shares
Standard Accounts	$ 250,000	$100
Retirement Accounts	$ 5,000	$100

(1)
If you invest through a broker or other Financial Intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund. Among other things, such financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying (selling) Fund shares. You should consult your broker or other representative of your Financial Intermediary for more information.

(2)
No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, employees of the Subadvisers, and employees and affiliates of the Fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account (“IRA”) or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

If deemed appropriate by the Trust’s officers, the Fund reserves the right to waive minimum investment amounts.

Registered investment advisers and financial planners may be permitted to aggregate the value of Traditional or Roth IRAs in order to meet minimum investment amounts.

27

ABSOLUTE STRATEGIES FUND

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and may have tax benefits.	•Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. •The custodian must sign in a manner indicating custodial capacity.
Corporations/Other

•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.

Trusts	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, taxpayer identification number (“TIN”), physical street address, date of birth, and other information or documents that will allow the Fund to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial intermediary. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be  processed at the NAV next calculated after receipt of your application and investment amount.  Once your application is accepted, the Fund will attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may be subject to a gain or loss on Fund shares. You will be subject to any related taxes and will not be able to recoup any redemption fees assessed, if applicable. If the Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

Policy on Prohibition of Foreign Shareholders The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or who can show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

28

ABSOLUTE STRATEGIES FUND

Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary • Contact your Financial Intermediary using the method that is most convenient for you.	Through a Financial Intermediary • Contact your Financial Intermediary using the method that is most convenient for you.
By Check
• Call or write us, or visit www.absoluteadvisers.com for an account application.
• Complete the application (and other required documents, if applicable).
• Mail us your original application (and other required documents, if applicable) and a check.

By Check • Fill out an investment slip from a confirmation or write us a letter. • Write your account number on your check. • Mail us the slip or your letter and the check.
By Wire
• Call or write us, or visit www.absoluteadvisers.com for an account application.
• Complete the application (and other required documents, if applicable).
• Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number.
• Mail us your original application (and other required documents, if applicable).
• Instruct your U.S. financial institution to wire your money to us.

By Wire • Instruct your U.S. financial institution to wire your money to us.
By ACH Payment
• Call or write us for an account application.
• Complete the application (and other required documents, if applicable).
• Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number.
• Mail us your original application (and other required documents, if applicable).
• We will electronically debit the purchase proceeds from the U.S. financial institution identified on your account application.
• ACH purchases are limited to $25,000 per day.

By ACH Payment
• Call to request a purchase by ACH payment.
• We will electronically debit the purchase proceeds from the U.S. financial institution identified on your account application.
• ACH purchases are limited to $25,000 per day.

29

ABSOLUTE STRATEGIES FUND

Systematic Investments You may establish a systematic investment plan to invest automatically a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $100 per occurrence. If you wish to enroll in the systematic investment plan, complete the appropriate section on the account application.  Your signed account application must be received at least three business days prior to the initial transaction.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in a systematic investment plan by notifying the Fund sufficiently in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher.  Please call (888) 992-2765 or (888) 99-ABSOLUTE (toll free) for additional information regarding systematic investment plans.

Frequent Trading Because of the Fund’s low volatility and numerous portfolio holdings, generally the Fund is not susceptible to market timing. Thus, the Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (1) the dilution of the Fund’s NAV, (2) an increase in the Fund’s expenses, and (3) interference with the portfolio manager’s ability to execute efficient investment strategies.

Canceled or Failed Payments The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to non-payment.

Selling Shares

The Fund processes redemption orders received in good order at the next calculated NAV.  The right of redemption may not be suspended, except for any period during which:  (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

If the Fund has not yet collected for the shares being sold, it may delay sending redemption proceeds until payment is collected, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary
• If you purchased shares through your Financial Intermediary, your redemption order must be placed through the same Financial Intermediary.
• Contact your Financial Intermediary using the method that is most convenient for you.

By Mail
•Prepare a written request including:
•Your name(s) and signature(s)
•Your account number
•The Fund name and class
•The dollar amount or number of shares you want to sell
•How and where to send the redemption proceeds.
•A signature guarantee (if required)
•Other documentation (if required)
•Mail us your request and documentation.

30

ABSOLUTE STRATEGIES FUND

How to Sell Shares from Your Account
By Telephone
•Call us with your request (unless you declined telephone redemption privileges on your account application).
•Provide the following information:
•Your account number
•Exact name(s) in which the account is registered
•Additional form of identification
•  Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal
•Complete the systematic withdrawal section of the application.
•Attach a voided check to your application.
•Mail us the completed application.
•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail your redemption order.

Systematic Withdrawals You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application.  The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.  You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amount credited to your account, the account ultimately may be depleted.  Please call (888) 992-2765 or (888) 99-ABSOLUTE (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will require written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder for any of the following:

•	Written requests to redeem $100,000 or more

•	Changes to a shareholder’s record name or account registration

•	Paying redemption proceeds from an account for which the address has changed within the last 30 days

31

ABSOLUTE STRATEGIES FUND

•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account;

•	Adding or changing ACH or wire instructions, the telephone redemption or exchange option, or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances If the value of your account falls below the minimum account balances listed below, the Fund may ask you to increase your balance.  If after 60 days, the account value is still below the minimum balance, the Fund may close your account and send you the proceeds.  The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance
Standard Accounts	$5,000
Retirement Accounts	$5,000

Redemptions in Kind Pursuant to an election filed with the SEC, the Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash.  To the extent that the shareholder redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.  In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund.  Please see the SAI for more details on redemptions in kind.

Lost Accounts The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address.  When an account is lost, all distributions on the account will be reinvested in additional Fund shares.  In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the then-current NAV, and the checks will be canceled.  However, checks will not be reinvested into accounts with a zero balance, but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Choosing a Share Class

The Fund offers two classes of shares: Institutional Shares and R Shares.  Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs.

The following is a summary of the differences between Institutional Shares and R Shares of the Fund:

Institutional Shares	R Shares
• Designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $1,000,000 and omnibus accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; and (3) mutual fund platforms. Also designed for retail investors investing through fee based financial advisers

• No initial or deferred sales charges or Rule 12b-1 fees

• Lower expense ratio than R Shares

• Designed for retail investors investing individually or through financial institutions

• No initial or deferred sales charges

• $250,000 initial investment minimum

• Rule 12b-1 fees to participating financial institutions are accrued immediately on a daily basis and are paid
   at least quarterly

32

ABSOLUTE STRATEGIES FUND

Fees vary considerably between the Fund’s classes. You should carefully consider the differences in the classes’ fee structure as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Table for the Fund before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you.

Rule 12b-1 Distribution and Shareholder Service Fees The Trust has adopted a Rule 12b-1 plan under which the Fund pays the distributor up to 0.35% of the average daily net assets of R Shares for distribution services and the servicing of shareholder accounts. Rule 12b-1 payments to participating financial institutions begin to accrue immediately on a daily basis for R Shares and are paid at least quarterly. Although the plan provides for payments of up to 0.35% on R shares, the Board, however, currently limits payments on R shares to 0.25% of average daily net assets.

The plan provides for the payment of both asset-based distribution fees and shareholder service fees. Because the Fund pays distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.The distributor may pay any fee received under the Rule 12b-1 plan to Absolute or other financial institutions that provide distribution and shareholder services with respect to R Shares.

Retirement Accounts

You may invest in Fund shares through an IRA, including traditional and Roth IRAs, also known as “Qualified Retirement Accounts.”  The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year to which the contribution is attributed.

Other Information

Distributions and Dividend Reinvestments

The Fund declares distributions from net investment income and pays those distributions semi-annually. Any net capital gain realized by the Fund will be distributed at least annually.

Most investors have their income dividends and capital gain distributions (each, a “distribution”) reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions from non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund’s distributions of net investment income and net short-term capital gain are taxable to you as ordinary income. The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal income tax of 15% (0% for individuals in lower tax brackets) through 2012. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

33

ABSOLUTE STRATEGIES FUND

A distribution reduces the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a partial return of your investment.

The sale (redemption) of Fund shares is generally a taxable transaction for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

The Fund will be required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year.

For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

Organization

The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

34

ABSOLUTE STRATEGIES FUND

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year s ended March 31, 2009 to March 31, 2011 has been audited by BBD, LLP , an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Annual Report dated March 31, 2011 , which is available upon request. The information for the fiscal years ended March 3 1, 200 7 and March 31, 2008, was audited by the Fund’s previous independent registered public accounting firm.

	For the Year Ended March 31, 201 1	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007
INSTITUTIONAL SHARES NET ASSET VALUE, Beginning of Year	$ 10.66	$ 8.79	$10. 52	$10. 62	$10. 29
INVESTMENT OPERATIONS
Net investment income (loss) ( a )	(0.02)	0. 10	0. 08	0. 16	0. 26
Net realized and unrealized gain (loss)	0.20	1. 91	(1.38)	( 0. 11)	0. 29
Total from Investment Operations	0.18	2.01	(1.30)	0. 05	0. 55
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.04)	(0. 14 )	(0. 08 )	(0. 15 )	(0. 22 )
Net realized gain	-	-(b )	(0.35)	-	-( b )
Total Distributions to Shareholders	(0.04)	(0. 14 )	(0. 43 )	(0. 15 )	(0. 22)
REDEMPTION FEES ( a )	-	-	-	-	-( b )
NET ASSET VALUE, End of Year	$ 10.80	$ 10.66	$ 8.79	$10. 52	$10. 62
TOTAL RETURN	1.73%	22.95%	( 12 .41 ) %	0.41%	5.38%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000’s omitted)	$3,300,1200	$ 2,116,412	$ 786,766	$ 856,441	$ 196,602
Ratios to Average Net Assets:
Net investment income (loss)	(0.20) %	0. 98%	0.78%	1.50%	2.46%
Net expense ( c )	1.73%	1. 78%	1. 81%	1. 88%	1.95%
Dividend and interest expense	0.53%	0. 34%	0.50%	0. 50%	0. 43%
Gross expense ( d )	2.26%	2. 12%	2. 31%	2. 38%	2. 44%
PORTFOLIO TURNOVER RATE	192%	114%	133%	553%	424%

(a)	Calculated based on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Excludes dividend and interest expense.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

35

ABSOLUTE STRATEGIES FUND

	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007
R SHARES ( a ) NET ASSET VALUE, Beginning of Year	$ 10.67	$ 8.82	$ 10. 55	$ 10. 63	$ 10. 28
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.10)	0. 05	0. 04	0. 13	0. 22
Net realized and unrealized
gain (loss)	0.26	1. 91	(1.39)	( 0. 13)	0. 30
Total from Investment
Operations	0.16	1. 96	(1.35)	0. 00	0. 52
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.01)	(0. 11 )	(0. 03 )	(0. 08 )	(0. 17 )

Net realized gain	-	-(c )	(0.35)	-	-(c)
Total Distributions to
Shareholders	(0.01)	(0. 11 )	(0. 38 )	(0. 08 )	(0. 17 )
REDEMPTION FEES (b)	-	-	-	-	-(c)
NET ASSET VALUE, End of
Year	$ 10.82	$ 10.67	$ 8.82	$ 10. 55	$ 10. 63
TOTAL RETURN	1.49%	22.28%	(12.73)%	0.01%( d )	5.12%(d )
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000’s omitted)	$ 101,868	$ 93,696	$ 27,600	$ 32,106	$ 36,613
Ratios to Average Net
Assets:
Net investment income (loss)	(0.95) %	0. 52%	0.37%	1.17%	2.07%
Net expense ( e )	2.11%	2. 22%	2. 23%	2.25%	2. 25%
Dividend and interest
expense	0.53%	0. 34%	0. 50%	0. 48%	0. 41%
Gross expense ( f )	2.64%	2. 56%	2. 73%	2. 76%	2.78%
PORTFOLIO TURNOVER RATE	192%	114%	133%	553%	424%

(a)
Effective July 31, 2009, C Shares were reclassified as R Shares. For the period April 1, 2009 through July 31, 2009, total return for the C Shares was 14.02%. For the aforementioned period, the annualized gross expense and net expense ratios were 3.56% and 3.30%, respectively.

(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Total return excludes the effect of the applicable sales load.
(e)	Excludes dividend and interest expense.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

36

ABSOLUTE STRATEGIES FUND INSTITUTIONAL SHARES R SHARES

For More Information

Annual/Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual/semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund
You may obtain free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Absolute Strategies Fund
c/o Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (toll free)
(888) 99-ABSOLUTE (toll free)

The Fund’s prospectus, SAI and annual/semi-annual reports, as well as a description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities, are available without charge on the Fund’s website at www.absoluteadvisers.com.

Securities and Exchange Commission Information
You may also review the Fund’s annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-1520
E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the
SEC’s website at www.sec.gov.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
http://www.foreside.com

Investment Company Act File No. 811-03023

212-PRU 1-0811

Statement of Additional Information

August 1, 2011

ABSOLUTE OPPORTUNITIES FUND
Institutional Shares (AOFOX)

Investment Adviser:
Absolute Investment Advisers LLC
350 Lincoln Street, Suite 216
Hingham, MA 02043

Account Information
and Shareholder Services:
Attn: Transfer Agent
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (toll free)
(888) 99-ABSOLUTE (toll free)
absolute.ta@atlanticfundservices.com

This Statement of Additional Information (the “SAI”) supplements the prospectus dated August 1, 2011, and as it may be amended from time to time (the “Prospectus”), offering Institutional Shares of Absolute Opportunities Fund (the “Fund”), a separate series of Forum Funds, a registered, open-end management investment company. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Services (“Atlantic”) at the address, telephone number or email address listed above. This SAI is incorporated by reference into the Fund’s Prospectus.  In other words, it is legally a part of the Prospectus.

Copies of the Annual Report may be obtained, without charge, upon request by contacting Atlantic at the address, telephone number or email address listed above.

Glossary	i
Investment Policies and Risks	1
Security Ratings Information	1
Equity Securities	1
Fixed Income Securities	4
Foreign Securities	11
Foreign Currencies Transactions	12
Options and Futures	13
Leverage Transactions	15
Illiquid and Restricted Securities	19
Investment Company Securities and Exchange Traded Funds	19
Cash Instruments	21
Core and Gateway	21
Non-Diversification	21
Market Turbulence	21
Investment Limitations	21
Fundamental Limitations	21
Board of Trustees, Management and Service Providers	22
Board of Trustees	22
Principal Officers of the Trust	25
Ownership of Securities of the Advisor and Related Companies	25
Information Concerning Trust Committees	25
Compensation of Trustees and Officers	26
Investment Advisor	26
Distributor	28
Other Fund Service Providers	29
Portfolio Transactions	31
How Securities are Purchased and Sold	31
Commissions Paid	31
Advisor Responsibility for Purchases and Sales and Choosing Broker-Dealers	31
Counterparty Risk	32
Other Accounts of the Advisor	32
Portfolio Turnover	32
Securities of Regular Broker-Dealers	33
Portfolio Holdings	33
Purchase and Redemption Information	34
General Information	34
Additional Purchase Information	34
Additional Redemption Information	34
Taxation	35
Qualification as a Regulated Investment Company	35
Fund Distributions	36
Certain Tax Rules Applicable to the Fund’s Transactions	37
Federal Excise Tax	39
Sale, Exchange or Redemption of Shares	39
State and Local Taxes	40
Foreign Income Tax	40
Other Matters	40
The Trust and Its Shareholders	40
Fund Ownership	41
Limitation on Shareholders’ and Trustees’ Liability	41
Proxy Voting Procedures	42
Code of Ethics	42
Registration Statement	42
Financial Statements	42
Appendix A – Description of Securities Ratings	A-1
Appendix B – Miscellaneous Tables	B-1
Appendix C – Trust Proxy Voting Procedures	C-1
Appendix B – Adviser/Subadviser Proxy Voting Procedures	D-1

Glossary

As used in this SAI, the following terms have the meanings listed.

“Absolute” or “Adviser” means Absolute Investment Advisers LLC, the Fund’s investment adviser.

“Administrator” means Atlantic, as defined below, in its capacity as administrator to the Fund..

“Atlantic” means Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services).

“Board” means the Board of Trustees of the Trust.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code”  means the Internal Revenue Code of 1986, as amended, including the regulations thereunder and IRS interpretations  or similar authority upon which the Fund may rely.

“Custodian” means Citibank, N.A.

“Distributor” means Foreside Fund Services, LLC.

“EDR” means European Depositary Receipt.

“ETF” means an exchange traded fund.

“ETN” means an exchange-traded note.

“ETP” means an exchange-traded product.

“Fannie Mae” means the entity formerly known as the Federal National Mortgage Association.

“Fitch” means Fitch Ratings Ltd.

“Freddie Mac” means the entity formerly known as the Federal Home Loan Mortgage Corporation.

“Fund” means Absolute Opportunities Fund, a series of the Trust.

“Fund Accountant” means Atlantic in its capacity as fund accountant to the Fund.

“Ginnie Mae” means the Government National Mortgage Association.

“Independent Trustee” means a Trustee, defined below, who is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, as defined below.

“IRS” means the U.S. Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value.

 “NYSE” means New York Stock Exchange.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Financial Services, LLC, a division of The McGraw-Hill Companies,  Inc.

“Subadviser” means each of Green Eagle Capital LLC, Kingstown Capital Management LP, Madden Asset Management LLC, Pine Cobble Capital, LLC and Semaphore Management LLC.

“Transfer Agent” means Atlantic Shareholder Services, LLC.

“Trust” means Forum Funds, a Delaware statutory trust.

“Trustee” means a member of the Board of the Trust.

“U.S.” means the United States of America.

 “U.S. Government Security” means an obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, including rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, including rules and regulations promulgated thereunder.

 “1940 Act” means the Investment Company Act of 1940, as amended, including rules, regulations and SEC interpretations and any exemptive orders or interpretive relief promulgated thereunder.

i

INVESTMENT POLICIES AND RISKS

The Fund is a non-diversified series of the Trust. This section supplements, and should be read in conjunction with, the Fund’s Prospectus.  The following are descriptions of permitted investments and investment practices of the Fund and the associated risks.  The Fund will invest in any of the following instruments or engage in any of the following investment practices if such investment or practice is consistent with the Fund’s investment objective.  Please see the Prospectus for a discussion of the Fund’s investment objective, principal investment strategies and principal risks of investing in the Fund.

Security Ratings Information. The Fund’s investments in convertible and debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  The Fund may invest in convertible and other debt securities that are investment or non-investment grade.  Investment grade means rated in the top four long-term rating categories, or unrated and determined by the Adviser to be of comparable quality. The Fund may also purchase unrated securities if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.  Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P and other organizations provide ratings of the credit quality of debt obligations, including convertible securities.  A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI.  The Fund may use these ratings to determine whether to purchase, sell or hold a security.  Because a ratings downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.  To the extent that a rating changes as a result of changes in an organization or its rating systems, the Advisor may attempt to substitute comparable ratings or to use such information to determine whether the Fund should continue to hold the obligation.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Ratings are general and are not absolute standards of quality.  The rating of an issuer is a view of potential developments related to the issuer and may not necessarily reflect actual outcomes.  An issuer’s current financial condition may be better or worse than a rating indicates.

A.           Equity Securities

Common and Preferred Stock

General. The Fund may invest in the common stock of companies. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in preferred stock, including adjustable-rate preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The Fund may purchase trust preferred securities, also known as “trust preferreds”, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company.

Risks. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

1

Convertible Securities and Convertible Arbitrage

General. The Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock.  Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile.  Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not.  The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Convertible Arbitrage. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. The Fund may also seek to hedge interest rate exposure under some circumstances or use certain strategies to maintain a sector and market neutral portfolio. The average grade of bond in a portfolio is typically below investment grade with individual ratings ranging from AA to CCC. However, as the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the rating of the unhedged bond indicates.

Risks. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible arbitrage is subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities.

Warrants and Rights

General. The Fund may invest in warrants and rights. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

Risks. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

2

Depositary Receipts

General. The Fund may invest in depositary receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored ADRs, EDRs and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.

Risks.  ADRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include less stringent investor protection and disclosure standards in some foreign markets and fluctuations in foreign currencies. The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars. As a result, changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar will increase those returns. In addition, the securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing those underlying securities may change materially at times when the U.S. markets are not open for trading.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

Real Estate Investment and Royalty Trusts

General. The Fund may purchase interests in real estate investment trusts (“REITs”) and royalty trusts. A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A royalty trust is an entity that typically owns oil or natural gas wells or the mineral rights of wells and of property, such as mines. REITs are not taxed on income distributed to their shareholders if, among other things, they distribute substantially all of their taxable income (other than net capital gains) for each taxable year.

Risks. Because REITs and royalty trusts have ongoing fees and expenses, which may include management, operating and administration expenses, REIT and royalty trust shareholders, including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in the Fund's fee table.

The Fund also may be subject to certain risks associated with the direct investments of the REITs.  REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.  In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

In addition, royalty trusts may be subject to certain risks associated with a decline in demand for crude oil, natural gas and refined petroleum products, which, in turn, could adversely affect income and royalty trust revenues and cash flows.  Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.  A rising interest rate environment could adversely impact the performance of royalty trusts.  Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Investments in LLCs and LPs

General. The Fund may invest in one or more limited liability companies (“LLCs”) and limited partnerships (“LPs”). Certain LLCs and LPs in which the Fund invests may be operating companies or private funds.  Private funds are investment vehicles that are not registered under the 1940 Act. Certain shares of the operating companies and private funds that are organized as LLCs and LPs may not be registered under the 1933 Act.

3

Risks. For a discussion of the tax risks related to investments in LLCs and LPs, see “Taxation – Certain Tax Rules Applicable to the Fund’s Transactions – Investments in LLCs, LPs and Grantor Trusts.”  The Fund will monitor such investments to assure its compliance with the tax requirements of regulated investment companies.

Initial Public Offerings

General. The Fund may purchase securities of companies in initial public offerings.

Risks. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

B.           Fixed Income Securities

General

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Department of the Treasury and by U.S. Government agencies and instrumentalities.  U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as mortgage-backed securities and certificates of the Government National Mortgage Association (“GNMA”) and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Department of the Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Department of the Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) (“FNMA”) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation (“FHLMC”) securities).

U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment.  No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law.  Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar debt obligations , which are instruments, used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.

Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

Treasury Inflation Protected Securities. The Fund may invest in treasury inflation protected securities (“TIPS”). TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the bond’s principal, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This adjustment can provide investors with a hedge against inflation, as it helps preserve the purchasing power of their investments. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. TIPS are subject to certain risks, include interest rate risk and deflation risk.

4

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as GNMA); issued and guaranteed by government-sponsored stockholder-owned corporations, though not backed by the full faith and credit of the U.S. (such as by FNMA or FHLMC), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). FNMA purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Department of the Treasury has historically had the authority to purchase obligations of FNMA and FHLMC.  In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Department of the Treasury with additional authority to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock, as described below.  In September 2008, the U.S. Department of the Treasury and the FHFA announced that FNMA and FHLMC had been placed in conservatorship.

Since 2009 both FNMA and FHLMC have received significant capital support through U.S. Department of the Treasury stock purchases. The U.S. Department of the Treasury announced in December 2009 that it would continue that support for the entities’ capital as necessary to prevent a negative net worth for at least the next three years. The continuing commitment of the U.S. Department of the Treasury is critical to their solvency. In addition, the Federal Reserve exercised its separate authority in 2009 to purchase mortgage-backed securities of FNMA and FHLMC; the rate of those purchases is expected to slow and terminate in early 2010.  While the U.S. Department of the Treasury is committed to offset negative equity at FNMA and FHLMC through its stock purchases, no assurance can be given that the Federal Reserve, U.S. Department of the Treasury, or FHFA initiatives discussed above will ensure that FNMA and FHLMC will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, or abolishment.

FNMA and FHLMC also have been the subject of several class action lawsuits and investigations by federal regulators over certain accounting, disclosure, or corporate governance matters.  Such legal proceedings and investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entities and, as a result, the payment of principal or interest on their securities.

Privately Issued Mortgage-Backed Securities. The Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal- only and interest-only (i.e. “PO” and “IO”) components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Collateralized Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”) that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA (“Mortgage Assets”). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranch is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full. The Fund may also invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. The Fund may invest in asset-backed securities, including asset-backed commercial paper. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities; accordingly they are subject to many of the same risks, though often, to a greater extent.

5

Junk Bonds.  The Fund may invest in fixed-income securities rated below investment grade. These securities are commonly referred to as “high yield securities” and “junk bonds” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities significantly. In particular, these securities may provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in an issuer’s creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. The market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Subadviser to do so.

Distressed Assets. The Fund may invest in “below investment grade” securities and obligations of U.S. and non U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings including subprime loan collateral and mezzanine home equity loan structures. These securities are likely to be particularly risky investments, although they may also offer the potential for correspondingly high returns. Investment in the debt of financially distressed companies domiciled outside the U.S. may involve risks in addition to those of foreign investing discussed elsewhere in this SAI. To the extent the Fund invests significantly in securities involving subprime residential mortgage loans (i.e., loans to borrowers with lower credit scores), it may be subject to certain risks associated with defaults on such loans and any impact to servicers of such loans. Recently, a number of originators and servicers of subprime residential mortgage loans (RMBS), have experienced serious financial difficulties and, in some cases, have entered bankruptcy proceedings. The inability of the originator to repurchase such mortgage loans in the event of early payment defaults and other loan representation breaches may also affect the performance of residential mortgage backed securities backed by those subprime mortgage loans and subprime RMBS. In addition, interest rate spreads for subprime RMBS have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. If interest rate spreads for RMBS Securities continue to be volatile, and to the extent the Fund invests in RMBS securities, the assets of the Fund may be negatively affected by such volatility and the Fund may experience difficulty in the management and reinvestment of its investments. Any additional deterioration in the market performance of both RMBS Securities backed by subprime residential mortgage portfolios and CDO securities with significant exposure to such RMBS Securities, would likely increase the chances that the Fund may incur losses on such investments.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria.

Municipal Securities. The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the U.S., their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the U.S. or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

6

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities, including perpetual floaters. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. A perpetual floater is a floating rate security with no stated maturity date. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when Absolute believes the interest income from the instrument justifies any principal risks associated with the instrument. Absolute may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that Absolute will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. Absolute monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Structured Notes. The Fund may invest in structured notes. Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument. Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor’s requirements. Many types of structured notes may also be “replicated” through a combination of holdings in equity and fixed-income securities and derivative instruments such as call or put options.

Zero-Coupon Securities. The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value (“original issue discount”) and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on zero-coupon securities must be included ratably in the income of the Fund as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income and may have to sell portfolio securities to distribute accrued income, which may occur at a time when a Subadviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect deferred and compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations that distribute income regularly.

7

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government Securities. The underwriters of these certificates or receipts generally purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Department of the Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Bank Loans.  The Fund may invest in bank loans.  By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lender in a loan to a particular borrower.  The Fund may purchase participations in loans and may purchase assignments of such loans. Investments in loan participations are considered to be debt obligations for purposes of any investment restriction relating to the lending by the Fund and, as indebtedness, bank loans are subject to credit risk, liquidity risk and interest rate risk, each of which is discussed in more detail in this SAI.

As the purchaser of a bank loan, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected.  In addition, the Fund may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower.

Bank loans may be secured or unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated.

A loan is often administered by an “agent bank,” which may be a financial intermediary of any sort, acting as agent for all participation holders. The agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent bank to apply appropriate credit remedies against the lender and borrower.

An agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed, and assets held by the agent bank under the loan agreement should remain available to holders of the bank loan. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur costs and delays in realizing payment on the investment and could suffer a loss of principal and/or interest.

The Fund may invest in loan participations that are rated by a nationally recognized rating service or unrated.  The Fund does not expect all of the participations in which it invests to be rated.  Even with respect to loans that are rated, Absolute and the Subadviser will perform a credit analysis of the borrower in order to make an investment decision.   The Fund may invest in loan participations of any credit quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

While some bank loans are traded and may be deemed to be liquid, others, such as loan assignments, loan participations, delayed funding loans, revolving credit facilities, bridge loans and similar types of indebtedness may not be readily marketable and may be subject to restrictions on resale. Consequently, it may be difficult or impossible to dispose of readily at what a Subadviser believes to be a fair price. Further, its valuation involves a degree of judgment and could result in significant variations in the Fund’s daily share price. The Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. (See the discussion entitled “Illiquid and Restricted Securities.”) The liquidity of each loan investment will be reviewed according to the requirements of the Trust’s liquidity policy.

8

Further, the Fund limits the amount of it total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Limitations”). For purposes of these limits, a Fund will generally treat the borrower as the “issuer” of indebtedness held by the Fund. Treating a financial intermediary as an issuer of indebtedness may restrict the Funds’ ability to invest in indebtedness related to a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Investments in loans through a direct assignment of a participation  may involve additional risks. For example, if the loan is foreclosed, the Fund could become part owner of any collateral securing it and would bear the costs and liabilities associated with owning and disposing of it. In addition, under emerging legal theories of lender liability, a Fund could be held liable as co-lender.

Certain bank loans may include equity features, such as warrants and conversion rights. These investments involve the additional risks of an equity investment, including potential volatility, valuation difficulties, illiquidity and significant loss, particularly if the equity features expires worthless or is not exercised.

Financial Institution Obligations. The Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers’ acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which could reduce a Portfolio’s performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio’s right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

Risks

General. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed income securities. Bankruptcy, litigation or other conditions may impair an issuer’s ability to pay, when due, the principal of and interest on its fixed income securities.

Interest Rates. The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a

9

change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Credit. The Fund’s investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Subadviser to do so.

Moody’s, S&P and other organizations provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. Absolute or a Subadviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, Absolute or a Subadviser will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer’s current financial condition may be better or worse than a rating indicates.

Mortgage-Backed Securities. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of Absolute to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund’s yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

10

Asset-Backed Securities. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are in general unsecured. Debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Generally, automobile receivables are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

Non-US Dollar Denominated Securities. The Fund may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

C.           Foreign Securities

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the U.S.. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Emerging Markets. If the Fund invests in emerging markets, markets that can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

Information about the companies in these countries is not always readily available;

Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

11

The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;

Very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets;

Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund;

Certain emerging markets impose constraints on currency exchange and some currencies in emerging may have been devalued significantly against the U.S. dollar;

Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund’s investments; and

Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Sovereign Debt Obligations.  The Fund may invest in sovereign debt obligations.  Sovereign debt obligations are issued or guaranteed by a foreign government or one of its agencies, authorities, instrumentalities or political subdivisions.  Investments in sovereign debt obligations involve special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations.  In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

D.           Foreign Currencies Transactions

1.           General

Investments in foreign companies will usually involve currencies of foreign countries. The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. Such forward contracts  involve an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered “derivatives” — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund may enter into forward contracts for speculative purposes.

12

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

2.           Risks

Foreign currency transactions involve certain costs and risks.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund's shares.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in the currency.  The Fund incurs foreign exchange expenses in converting assets from one currency to another.

To manage currency risk, the Fund may enter into forward currency contracts.  A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.  Forward contracts involve a risk of loss if Absolute or a Subadviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

E.           Options and Futures

1.            General

The Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund’s performance, including by obtaining leverage; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase or in order to offset the effects of general stock market movements.

Specifically, the Fund may purchase or write options on securities in which it may invest, on market indices based in whole or in part on such securities or on commodities. Options purchased or written by the Fund are generally traded on an exchange or over-the-counter. The Fund may invest in futures contracts on securities in which it may invest, market indices based in whole or in part on securities in which the Fund may invest and on commodities. The Fund may also purchase or write put and call options on these futures contracts.

Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded is subject to regulation by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund may, if required, maintain either: (1) offsetting (“covered”) positions; or (2) cash, receivables and liquid debt or equity securities equal to the value of the positions less any proceeds and/or margin on deposit. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment. Offsetting covered positions also may include an offsetting option or futures contract.

The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, it will set aside on its books and records cash, liquid securities and other permissible assets (“Segregated Assets”) in a segregated account in the prescribed amount. The asset’s value, which is marked to market daily, will be at least equal to the Fund’s commitment under these transactions less any proceeds or margin on deposit.

13

The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “Act”) and therefore the Fund is not subject to registration or regulation as a commodity pool operator under the Act.

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash equal to the difference between the exercise price and the closing price of the index.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or underlying securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to the expiration date of the contracts. A public market exists in futures contracts covering a number of certain indexes, financial instruments and foreign currencies.

2.           Risks of Options Transactions

There are certain investment risks associated with options transactions. These risks include: (1) dependence on Absolute’s or a Subadviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

14

3.           Risks of Futures Contracts and Options on Futures

The risk of loss in trading futures contracts and in writing options on futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. Futures prices are affected by and may respond rapidly to a variety of factors including (but not limited to) market reports, news reports, interest rates, national and international political and economic events, weather and domestic or foreign trades, monetary or fiscal policies and programs. Such rapid response might include an opening price on an affected futures contract sharply higher or lower than the previous day’s close. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so thus causing the Fund to incur a loss. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or options on futures contract because of an illiquid secondary market. Futures contracts and options on futures contracts may be closed out only on an exchange, which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that Absolute or the Subadvisers will incorrectly predict future market trends. If Absolute or the Subadvisers attempt to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund’s yield.

F.           Leverage Transactions

1.            General

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are not owned), lending portfolio securities, entering into repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Fund uses these investment techniques only when Absolute or Subadviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

Borrowing. The Fund may borrow money from a bank in amounts up to 33 1/3% of total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. If required by the 1940 Act and applicable rules, regulations and interpretations thereunder, within three days the Fund will reduce borrowings within three days (excluding Saturdays, Sundays and holidays) to the extent that they exceed 33 1/3% of total assets. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to this limitation.

15

A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of the Fund’s NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the U.S.. The Fund may pledge assets to secure borrowing to the extent permitted by the 1940 Act.

Short Sales. To sell short, the Fund will borrow the security from a broker, sell it and maintain the proceeds of the transaction in its brokerage account. The broker will charge the Fund interest during the period it borrows the security. The Fund may close the short sale by purchasing the security in the open market at the market price. If the proceeds received from the short sale (less the interest charges) exceed the amount paid for the security, the Fund will incur a gain on the transaction. If the proceeds received from the short sale (less the interest charges) are less than the amount paid for the security, the Fund will incur a loss on the transaction. Employing a long/short strategy is speculative and involves a high degree of risk, particularly when used for non-hedging purposes.

Securities Lending and Repurchase Agreements. The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund generally receives cash collateral that it may invest for its own account. It also receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan. The Fund normally also pays loan fees (rebates) to the borrower and may also share any net income with the lending agent that arranges the loans on its behalf. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on notice equal to the standard settlement period for the loaned securities. This enables the Fund to call back loaned securities in order to vote them when the Fund concludes that that is appropriate. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter without limit into repurchase agreements. These are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on demand or on an agreed upon future date—normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements only with respect to 33 1/3% of its assets . Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously agrees to repurchase that security at an agreed upon price on an agreed upon future date, normally one to seven days later.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur some time in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

Standby Commitments. The Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or liquidity put, depending on its characteristics. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of the security and may not benefit from an appreciation in the value of the security during the commitment period.

16

If the exercise price of a standby commitment held by the Fund should exceed the current value of the underlying securities, the Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund’s business relationship with the issuer. The Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of Absolute or a Subadviser, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when the Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Dollar Roll Transactions. Dollar roll transactions are transactions in which the Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios.

Swaps. The Fund may engage in swaps, including, but not limited to, interest rate, currency and equity swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Absolute or a Subadviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under IRS rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the IRS.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate. The Fund will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

A Fund Subadviser may determine to enter into swap contracts exclusively through one counterparty. In such an arrangement, the Fund’s chosen counterparty may provide the Fund with favorable margin and collateral arrangements, but the Fund will be exposed to more risk with respect to that counterparty, including the risk that the counterparty may default.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount.

17

For CDSs in which the Fund is the purchaser of protection, the CDSs may be covered through the counterparty premiums and margin requirements. For CDSs in which the Fund is the seller of protection, the amount to be segregated shall equal the notional value of the underlying or reference securities.

Credit Default Swaps. The Fund may invest in credit default swaps (“CDS”). A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include, but are not limited to, credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is the buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Senior Securities. Subject to Section 18(f)(1) of the 1940 Act and any rules, regulations and SEC interpretations, and any exemptive orders or interpretive release promulgated thereunder, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days (excluding Sundays and holidays), to an extent that the asset coverage shall be at least 300%.

2.           Risks

Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

18

Segregated Assets. The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, it will cover or set aside either on its books and records, or in a segregated account with that Fund’s Custodian, cash, liquid securities and other permissible assets (“Segregated Assets”) in the prescribed amount. The asset’s value, which is marked to market daily, will be at least equal to the Fund’s commitments under these transactions less any proceeds or margin on deposit.

G.           Illiquid and Restricted Securities

1.           General

The Fund may invest in illiquid securities. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”).

Rule 144A Securities Risk. Rule 144A Securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so or that the Fund may have to sell the security at a lower price than that which would be available if the security were more liquid. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security which when purchased was liquid in the institutional markets may subsequently become illiquid.

2.           Risks

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Sub- Adviser to be liquid, can become illiquid.

3.           Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Subadvisers, pursuant to guidelines approved by the Board. Each Subadviser determines and monitors the liquidity of Fund assets under its management and reports periodically on its decisions to the Board. A Subadviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, a Subadviser may determine that the securities are not illiquid.

H.           Investment Company Securities and Exchange Traded Funds

1.           Open-End and Closed-End Investment Companies and ETFs

General. The Fund may invest in shares of open-end and closed-end investment companies, including those managed by one or more Subadvisers or their affiliates and including money market mutual funds (pending investment of cash

19

balances). The Fund will limit its investment in the securities of other open-end and closed-end investment companies as required by the 1940 Act. With certain exceptions, including those provided by rules and regulations under the 1940 Act, such provisions generally permit the Fund to invest up to 3% of the shares of another investment company. The Fund intends to invest in assets in accordance to Section 12(d)(1)(f) of the 1940 Act and may exceed 5% of total assets in another investment company or 10% of total assets invested among multiple investment companies. The Fund’s investment in other investment companies may include money market mutual funds, which are not subject to the percentage limitations set forth above.

In addition, the Fund may invest in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF typically holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, streetTRACKS®, DIAMONDS SM, NASDAQ 100 Index Tracking StockSM (“QQQs SM”) iShares® and VIPERs®. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market.

The Fund may invest in ETNs, which are similar to ETFs in that they may be designed to provide returns that track an index; ETNs are different from ETFs, however, in one important respect. They are not secured by an underlying pool of assets, but rather are notes (or debt securities) secured only by the ability of the issuer to pay.

The Fund may invest also in other ETPs that, like an ETF, invest in a pool of assets and are traded on an exchange.  ETPs, however, are generally organized as commodity pools registered under the Commodity Exchange Act or as grantor trusts and are not registered as investment companies under the 1940 Act.  This is due to the fact that they invest in, for example, commodities or currencies rather than securities.  There are certain risks associated with the Fund’s investments in such ETPs, which are detailed below in “Taxation – Certain Tax Rules Applicable to the Fund’s Transactions –  Investments in LLCs, LPs and Grantor Trusts.”

Risks. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s fees and expenses, in addition to its own fees and expenses. In addition, it will be exposed to the investment risks associated with the other investment company, which generally reflect the risks of the underlying securities. To the extent that the Fund invests in open-end or closed-end companies that invest primarily in the common stock of companies located outside the U.S., see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Foreign Securities” above.

As a shareholder, the Fund must rely on the investment company to achieve its investment objective. If the investment company or another investment company fails to achieve its investment objective, the value of the Fund's investment may decline, adversely affecting the Fund’s performance.

Because ETFs are generally investments companies, owning an ETF generally entails the same risks of owning investment company securities. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund and lack of liquidity in an ETF could result in its market price being more volatile than the underlying portfolio of securities. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium to the ETF’s NAV. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting a Fund's performance. Further, as debt securities of an issuer, ETN shares are subject to the same risks described for “Corporate Debt Obligations” above.

20

I.           Cash Instruments

Temporary Defensive Position. The Fund may invest in high quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in high quality money market instruments. High quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by Absolute or a Subadviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

Cash Management. The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items may consist of money market instruments (such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper and certificates of deposit) or other cash instruments of any quality.

J.           Core and Gateway®

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund’s shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

K.           Non-Diversification

The Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers and of issuers in the same or similar industries.

L.           Market Turbulence

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.  It is uncertain whether or for how long these conditions could occur.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible market turbulence may have an adverse effect on the Fund.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act.  As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund’s investment objective is a non-fundamental policy.  Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.

21

If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within 3 days to the extent necessary to comply with the limitation.

A.           Fundamental Limitations

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1.           Borrowing Money

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.

2.           Concentration

Purchase a security if, as a result, 25% or more of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities.

3.           Underwriting Activities

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4.           Making Loans

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

5.           Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

6.           Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.           Issuance of Senior Securities

Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations there under and any applicable exemptive or interpretive relief.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A.           Board of Trustees

The Trust is governed by its Board of Trustees.  The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law, Delaware law and the stated policies of the Fund.  The Board oversees the Trust’s officers and service providers, including the Adviser, who is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board.  In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”).   The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

22

Board Structure and Related Matters. Board members who are Independent Trustees constitute at least two-thirds of the Board.  J. Michael Parish, an Independent Trustee, serves as Independent Chair of the Board.  The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers, other management personnel and counsel to the Fund.  The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee.  The Board has established four standing committees: the Audit Committee, the Nominating Committee, the Valuation Committee and the Qualified Legal Compliance Committee.  The members and responsibilities of each Board committee are summarized on page 25 .

The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities.  On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each if its committees, the Trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings and schedules four telephonic meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.

The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information.  Each Trustee serves until his or her death, resignation or removal and replacement.  The address for all Trustees and officers is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine, 04101.  Each Trustee oversees 23 series of the Trust. John Y. Keffer is considered an Interested Trustee due to his affiliation with Atlantic.  Mr. Keffer is also an independent director of the Wintergreen Fund, Inc., another registered open-end investment company.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer Born: 1942	Trustee, Vice Chairman	Since 1989
Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.

1Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC.   Prior to January 1, 2010, Atlantic was a wholly-owned  subsidiary of Forum Trust, LLC.  Effective January 1, 2010, Atlantic became a wholly-owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly owned by Mr. Keffer.

23

In addition to the information set forth in the table above, each Trustee possesses other relevant qualifications, experience, attributes or skills.  The following provides additional information about these qualifications and experience.

J. Michael Parish:  Mr. Parish has experience as a business attorney and long-time member of a law firm; service on the board of the foundation Hackensack Riverkeeper, Inc.,  and a private university; and multiple years of service as a Trustee and as Independent Chair.  Mr. Parish also served as a Trustee of Monarch Funds, a Massachusetts business trust and open-end, management investment company, from 2003 to 2009.

Costas Azariadis:  Mr. Azariadis has extensive experience with finance and economics, having served as a professor of economics at various top universities and a member of the various committees of the governing body of universities; and multiple years of service as a Trustee.  Mr. Azariadis also served as a Trustee of Monarch Funds  from 2003 to 2009.

James C. Cheng:  Mr. Cheng has organizational experience as chairman and chief executive officer of a private marketing company; experience as a co-founder of an information technology firm; experience as a consultant; and multiple years of service as a Trustee.  Mr. Cheng also served as a Trustee of Monarch Funds  from 2003 to 2009.

John Y. Keffer:  Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a Trustee.  Mr. Keffer also served as a Trustee of Monarch Funds  from 2003 to 2009 and other mutual funds and continues to serve as an Independent director of Wintergreen Fund, Inc., another open-ended investment company.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management.  The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund.  The Board performs this risk management oversight directly and, as to certain matters, through its committees (described above) and through the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, the Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the funds.  In addition, under the general oversight of the Board, the Adviser, any Subadviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Further, the Adviser and any Subadviser oversees and regularly monitors the investments, operations and compliance of the Fund’s investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons.  Senior officers of the Trust, senior officers of the advisers and the Trust CCO regularly report to the Board on a range of matters, including those relating to risk management.  In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO.  On at least a quarterly basis, the Board meets with the CCO to discuss matters relating to the Fund’s compliance program.  Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board’s consideration of the renewal of the Fund’s advisory agreement with the Adviser.  Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Valuation and Audit Committees on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

24

Trustee Ownership in the Fund and Other Series of the Trust.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2010	Aggregate Dollar Range of Ownership as of December 31, 2010 in all Registered Investment Companies Overseen by Trustee in the Trust
Interested Trustee
John Y. Keffer	None	$10,001-$50,000
Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	$10,00--$50,000	Over $100,000

B.           Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business.  As of the date of this SAI, the officers of the Trust, their year of birth, their business address and their principal occupations during the past five years are as set forth below.  Unless otherwise indicated, the address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup Fund Services, LLC (“Citigroup”) 2003–2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic (since 2009); Vice President, Citi Fund Services Ohio, Inc. 2007–2009; Associate Counsel, Investors Bank & Trust Co. 2006–2007.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.

C.           Ownership of Securities of the Adviser and Related Companies

As of July 5, 2011, no Independent Trustee or any of his immediate family members owned, beneficially or of record, securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D.           Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended March 31, 2011, the Audit Committee met four times.

25

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended March 31, 2011, the Nominating Committee did not meet.

Valuation Committee. The Trust‘s Valuation Committee, which meets when necessary, consists of Mr. Azariadis, Cheng, Keffer or Parish, the President or the Treasurer, a representative of the Fund Accountant and, if needed, a portfolio manager or a senior representative of the investment advisor to the Trust series holding securities that require fair valuation. Pursuant to the Trust‘s Pricing and Valuation Procedures, the Valuation Committee oversees the pricing of the Fund‘s shares and the activities of the Fund Accountant and the Advisor in connection with valuation of the Fund‘s portfolio securities; selects from time to time, subject to approval by the Board, independent pricing services to provide a market value or fair value of any portfolio security approved by the Board; makes and monitors fair-value determinations pursuant to these procedures; and carries out any other supervisory functions delegated to it by the Board relating to the valuation of Fund portfolio securities. During the fiscal year ended March 31, 2011, the Valuation Committee met 158  times.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2011 the QLCC did not meet.

E.           Compensation of Trustees and Officers

Each Trustee is paid an annual fee of $45,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $66,000. In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Trust, for the fiscal year ended March 31, 2011.

Trustee	Compensation from Fund	Pension or Retirement Benefits	Total Compensation from Trust
J. Michael Parish	$4,572	$0	$61,750
Costas Azariadis	$3,063	$0	$41,333
James C. Cheng	$3,063	$0	$41,333
John Y. Keffer	$0	$0	$ 0

F.           Investment Adviser

Services of Adviser.  The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

26

Ownership of Adviser and Subadvisers.  The following persons/entities control Absolute and each Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None

Subadvisers	Controlling Persons/Entities
Green Eagle Capital LLC	Glenn T. Migliozzi and Daniel A. Sperazza
Kingstown Capital Management LP	Michael A. Blizer and Guy S. Shanon
Madden Asset Management LLC	Robert R. Madden and Scott Madden
Pine Cobble Capital, LLC	Robert A. Nicholson and Zev D. Nijensohn
Semaphore Management LLC	Hoyt Ammidon, III and Paul J. Carpenter

Information Concerning Accounts Managed by Portfolio Managers

The following table provides information regarding other accounts managed by the portfolio manager as of March 31, 2011:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Jay Compson	1 ($3.3 billion)	0($0)	0 ($0)	0 ($0)	0 ($0)	0 ($0)

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. A Subadviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. Each Subadviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, each Subadviser has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

Individuals who are involved in providing information or reports concerning the identification and selection of Subadvisers, as well as the allocation of Fund assets among Subadvisers, may be subject to conflicts of interest when developing such reports, based on other existing or potential relationships between such persons and such Subadvisers. To deal with these situations, the Adviser has developed procedures that seek to detect and monitor the existence of such non Fund-related relationships, and to cause such relationships to be disclosed to the relevant decision makers within the Adviser and/or the Fund.

With respect to securities transactions for clients, each Subadviser determines which broker to use to execute each order. However, a Subadviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, each Subadviser has adopted procedures to help ensure best execution of all client transactions.

27

Finally, the appearance of a conflict of interest may arise where a Subadviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Manager. The following compensation information has been provided by Absolute:

Portfolio Manager	Compensation
Jay Compson
Base salary and cash bonus (cash % of Adviser profits). The base salary is fixed. The cash % of profits is based on equity participation in the firm. Compensation is not based on the investment performance or assets of the Fund or other advisory accounts.

Portfolio Manager Ownership in the Fund. According to information provided by Absolute, the following Fund portfolio manager beneficially owned Fund shares as of March 31, 2011 in an amount within the referenced dollar range:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of March 31, 2011
Jay Compson	Over $1,000,000

Fees

Under the Investment Advisory Agreement between the Fund and Absolute, the Adviser’s fee is calculated as a percentage fee of the Fund’s average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed based on average daily net assets for the previous day. Absolute’s fee is paid monthly based on average daily net assets for the prior month. A Subadviser’s fee is calculated as a percentage of the Fund’s average daily net assets allocated to the Subadviser for management but is paid by Absolute and not the Fund. Thus, any fee breakpoints or other reduction in a Subadviser's fee rates inures to the benefit of Absolute rather than the Fund.

In addition to receiving its advisory fee from the Fund, Absolute may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund.

Table 1 in Appendix B shows the dollar amount of the fees paid to Absolute, the amount of fees waived by Absolute, and the actual fees retained by Absolute. The data presented are for the past three fiscal years.

Advisory Agreement. The Adviser is not affiliated with Atlantic or any company affiliated with Atlantic. The Advisory Agreement remains in effect for a period of two years from the date of its initial effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by Absolute on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, Absolute is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Absolute is not affiliated with Atlantic or any company affiliated with Atlantic.

G.           Distributor

Distribution Services. The Distributor (also known as principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (the “FINRA”).

28

Under a Distribution Agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of the Fund. With respect to certain Financial Institutions and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. Investors who purchase shares through Financial Institutions will be subject to the procedures of those Institutions through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Institution through whom they purchase shares. Investors purchasing shares of the Fund through Financial Institutions should acquaint themselves with their institution’s procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution. The Distributor does not receive compensation for its distribution services except the distribution service fees with respect to the shares of those Classes for which a Plan is effective.

Investors who purchase shares through Financial Intermediaries will be subject to the procedures of those intermediaries through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the Financial Intermediary through which they purchase shares.  Investors purchasing shares of the Fund through Financial Intermediaries should acquaint themselves with their intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their intermediary.  The Financial Intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.  The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services in that employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

H.           Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent and Compliance Services

Atlantic and its subsidiaries provide administration, fund accounting and transfer agency services to the Fund. Atlantic is a subsidiary of Forum Holdings Corp. John Y. Keffer, a Trustee, is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp., the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement, (the “Services Agreement”), the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month.

As Administrator, Atlantic administers the Fund’s operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, Transfer Agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Fund’s investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

29

As Fund Accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund’s financial statements and tax returns.

The Atlantic Services Agreement with respect to the Fund continues in effect until terminated; provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Atlantic Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days’ written notice to the other party. The Atlantic Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Atlantic Services Agreement, Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Atlantic Services Agreement. Under the Atlantic Services Agreement, Atlantic and certain related parties (such as Atlantic’s officers and persons who control Atlantic) are indemnified by the Fund against any and all claims and expenses related to the Atlantic’s actions or omissions that are consistent with Atlantic’s contractual standard of care. Under the Atlantic Services Agreement, in calculating the Fund’s NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Atlantic Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.

Atlantic serves as Transfer Agent and distribution paying agent for the Fund. The Transfer Agent and distribution paying agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund to Atlantic for administration, transfer agent and fund accounting services, the amount of fees waived by Atlantic, and the actual fees retained by Atlantic.  The data is for the past three fiscal years.

Atlantic provides a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to its Compliance Services Agreement (the “Atlantic Compliance Services Agreement”) with the Fund, on behalf of the Trust.

For making available the CCO, AMLCO and Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Fund of (1) $22,000 (allocated equally to all Trust series for which the Adviser provides management services) and (2) $5,000 per Fund.

The Atlantic Compliance Services Agreement with respect to the Fund continues in effect until terminated. The Atlantic Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Atlantic Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Atlantic Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, and (2) Atlantic and certain related parties (“Atlantic Indemnitees”) are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnitee’s actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic’s duties or by reason of reckless disregard of its obligations and duties under the Atlantic Compliance Services Agreement.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund to Atlantic for Compliance Services, the amount of fees waived by Atlantic, and the actual fees retained by Atlantic. The data is for the past three fiscal years.

30

Custodian

Citibank, N.A. is the Custodian for the Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, New York 10013.

Legal Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

BBD, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, providing audit services, tax services and assistance with respect to the preparation of filing with the SEC.  BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion.  BBD also reviews certain regulatory filings of the Fund.

PORTFOLIO TRANSACTIONS

A.           How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, Absolute or Subadviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, Absolute or Subadviser may utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.           Commissions Paid

Table 4 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or Absolute or any Subadviser. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

C.           Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker. The Adviser may also utilize a broker and pay a higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

31

The Adviser may also give consideration to research services furnished by brokers to the Adviser and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research may include reports that are common in the industry such industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service the Adviser’s accounts, and therefore the commission dollars spent for research benefit the Adviser’s clients and the Fund’s investors, although a particular client may not benefit from all the research received on each occasion. The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services.

Table 5 in Appendix B lists each broker to whom the Fund directed brokerage over the last fiscal year, in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

D.           Counterparty Risk

Absolute or a Subadviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

E.           Other Accounts of the Adviser or Subadviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by Absolute or a Subadviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in Absolute’s or a Subadviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by Absolute or a Subadviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

F.           Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

Portfolio Turnover Rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

32

G.           Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 6 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

H.           Portfolio Holdings

Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within ten days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund’s latest semi-annual report to shareholders or a copy of the Fund’s latest Form N-Q which contains the Fund’s portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-Q by accessing the SEC’s website at www.sec.gov.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operation that the Fund has retained them to perform. The Adviser to the Fund has regular and continuous access to the Fund’s portfolio holdings. In addition, the Fund’s Administrator, Custodian, Distributor and Fund Accountant as well as independent auditors, proxy voting services, mailing services and financial printers  may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees, the Trust’s  officers, legal counsel to the Trust and to the Independent Trustees, and the Fund’s independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Fund’s portfolio holdings may be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if a Trust Officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purpose for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient, other than a ratings or ranking organization, receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. Any recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that, (1) the holdings information will be kept confidential, (2) no employee shall use the information to effect trading or for their personal benefit and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited.  The Trust Officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust Officer’s reasons for determining to permit such disclosure. Arrangements have been approved to provide a list of nonpublic portfolio holdings information to Hardin Compliance Consulting, LLC for the purpose of compliance consulting.

Adviser and Subadviser employees may manage accounts in addition to the Fund, and may establish accounts with other portfolio managers and Subadvisers. Although separate from the Fund, these accounts may be managed in an investment style similar to those assets of the Fund managed by the Subadviser and thus may have similar portfolio holdings, which are accessible by authorized individuals earlier than the Fund’s holdings disclosure policy.

33

No compensation is received by the Fund, nor, to the Fund’s knowledge, paid to its Adviser or any other party in connection with the disclosure of the Fund’s portfolio holdings. The codes of ethics of the Trust, the Adviser and the Distributor are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings.  In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund’s portfolio holdings disclosure policy is subject to review by  the Fund’s CCO who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party  resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

THERE IS NO ASSURANCE THAT THE FUND’S PORTFOLIO HOLDINGS DISCLOSURE POLICY WILL PROTECT THE FUND AGAINST POTENTIAL MISUSE OF HOLDINGS INFORMATION BY INDIVIDUALS OR FIRMS IN POSSESSION OF THAT INFORMATION.

PURCHASE AND REDEMPTION INFORMATION

A.           General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of each class on any weekday except days when the New York Stock Exchange (“NYSE”) is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The shares of the Fund may not be available for sale in the state in which you reside.  Please check with your investment professional to determine the Fund’s availability.

B.           Additional Purchase Information

Shares of each class of the Fund are offered on a continuous basis by the Distributor.  The Fund reserves the right to refuse any purchase request. Fund shares are normally issued for cash only. In Absolute’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures). To conduct an in-kind purchase, contact the Fund's transfer agent.

IRAs. All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

UGMAs/UTMAs. If the Custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a matter indicating custodial capacity.

C.           Additional Redemption Information

You may redeem Fund class shares at NAV.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus.

Suspension of Right of Redemption. The right of redemption may not be suspended, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order permit for the protection of the shareholders of the Fund.

34

Redemption in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by Absolute, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

NAV Determination. In determining the NAV of a Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used.. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate)..

Distributions. Distributions of net investment income will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net capital gains will be reinvested at the Fund’s NAV (again, unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and the information in this section relate solely to U.S. federal income and excise tax law and assume that the Fund qualifies for treatment as a “regulated investment company” (as discussed below). This information is only a summary of certain key federal income and excise tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code as in effect on the date hereof, as well as court decisions through that date. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

A.           Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to continue to qualify for treatment as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is March 31 (the same as the Fund’s fiscal year-end).

1.           Meaning of Qualification

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, the excess of net short-term capital gain over net long-term capital loss, net gains and losses from certain foreign currency transactions, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company for a taxable year, the Fund must satisfy the following requirements, among others:

▪
The Fund must distribute at least 90% of its investment company taxable income for the taxable year. (Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to the previous taxable year for purposes of satisfying this requirement.)

▪
The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived from its business of investing in securities or those currencies, and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”).  A QPTP is a “publicly traded partnership” other than a partnership at least 90% of the gross income of which satisfies the Gross Income Requirement.

35

▪
The Fund must satisfy the following asset diversification tests at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of an issuer, equity securities of QPTPs being considered voting securities for these purposes); and (2) no more than 25% of the value of the Fund’s total assets may be invested in (i) the securities of any one issuer (other than government securities and securities of other regulated investment companies), (ii) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Diversification Requirements”).

2.           Failure to Qualify

If for any taxable year the Fund does not qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as “qualified dividend income,” as defined in the Prospectus) to the extent of the Fund’s current and accumulated earnings and profits. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for regulated investment company treatment.

Failure to qualify for treatment as a regulated investment company would thus have a negative impact on the Fund’s after-tax performance. It is possible that the Fund will not qualify as a regulated investment company in any given taxable year.

If the Fund fails to satisfy the Diversification Requirements at the close of any quarter by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a regulated investment company if the discrepancy is eliminated within 30 days after the quarter’s close.  If the Fund fails to satisfy the Diversification Requirements (other than a “de minimis” failure, as defined in the Code) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner to be prescribed by the IRS; in that case, the Fund will also be liable for a tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of tax applicable to corporations (currently 35%).

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that taxable year if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a tax in an amount equal to the excess of its gross income that is not qualifying income for purposes of that requirement over 1/9 of its gross income that is such qualifying income.

B.           Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. These distributions will be taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals through December 31, 2012 at a maximum federal tax rate of 15% (0% for individuals in lower tax brackets) provided that certain holding period and other requirements are met. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions will not be treated as qualified dividend income. The Fund’s distributions of dividends that it receives from REITs generally will not constitute qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized capital losses from prior years)  for each taxable year. These distributions generally will be made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. These distributions will not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years) for a taxable year. These capital loss carryovers (losses in taxable years beginning after December 22, 2010 are unlimited) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund’s financial statements. Any such losses may not be carried back.

A distribution by the Fund that does not constitute an ordinary income or capital gain dividend will be treated as a return of capital. A return of capital distribution reduces your tax basis in  your shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

36

All distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund. If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain will be taxable to you in the manner described above, although the distribution economically constitutes a partial return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that year if the distribution is paid by the Fund in January of the following year.

The Fund will send you information annually as to the federal income tax status of distributions made (or deemed made) during the year.

C.           Certain Tax Rules Applicable to the Fund’s Transactions

Investments in Derivatives. When put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year are “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of the year. Gains or losses on these deemed sales, and those realized by the Fund on actual  sales of Section 1256 contracts,  are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exclude its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Investments in Certain Bonds. If the Fund invests in bonds issued with original issue discount, it generally will be required to include in income as interest in a taxable year, in addition to stated interest, if any, received on those bonds, a portion of that discount, even though the Fund does not receive payment with respect thereto during the year.  As a result, in order not to be subject to federal income or excise taxes, the Fund may be required to pay an income distribution for a particular taxable year greater than the total amount of cash it actually receives as interest during the year.

37

Investments in Foreign Currencies and Securities. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues dividends, interest, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or losses. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of a forward contract denominated in a foreign currency, or from the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition also are treated as ordinary income or losses. These gains or losses increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for federal income tax purposes and the Fund does not make either of the elections described below, it may be subject to federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.”

The Fund could elect to “mark to market” stock in a PFIC. Under such an election, the Fund would include in income each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis in the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code, the Fund will be required to include in its income each taxable year a portion of the PFIC’s ordinary income and net capital gain, even if this income is not distributed to the Fund.

Investments in LLCs, LPs, and Grantor Trusts. The Fund may invest in LLCs and LPs that will be classified for federal tax purposes as partnerships (and this discussion assumes that classification). LLCs and LPs in which the Fund may invest may include (1) a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)”) (a “PTP”) or (2) a non-PTP at least 90% of the income of which satisfies the Gross Income Requirement. Certain of those PTPs will be QPTPs.

If an LLC or LP in which the Fund invests is a QPTP, all its net income (regardless of source) would be qualifying income to the Fund under the Gross Income Requirement.  The Fund’s investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets in order to satisfy the Diversification Requirements.  In addition, the Fund’s holding of more than 10% of a QPTP’s equity securities will not count toward its satisfying those requirements.

With respect to non-QPTPs, (1) if the LLC or LP is treated for federal tax purposes as a corporation, distributions from it to the Fund would likely be treated as “qualified dividend income” and disposition of the Fund‘s interest therein would be gain from the disposition of a security, or (2) if the LLC or LP is not treated as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, and in the case of a Fund investment in an LLC or LP that is not a PTP, the Fund would be able to treat its share of the entity’s income as qualifying income under the Gross Income Requirement only to the extent that income would be qualifying income if realized directly by the Fund in the same manner as realized by the LLC or LP.

38

Certain LLCs and LPs (e.g., private funds) in which the Fund invests may generate income and gains that is not qualifying income under the Gross Income Requirement. The Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a regulated investment company.

The Fund also may invest in grantor trusts, including ETFs that invest in commodities.  Such a trust is essentially disregarded for federal tax purposes, with the result that the Fund, as an investor therein, will be treated as owning shares or units of fractional undivided beneficial interest of the trust and will be required to include its proportionate shares of the trust’s income, deductions, and credits in computing its taxable income and credits.  Because those trusts ordinarily generate gross income that does not satisfy the Gross Income Requirement, the Fund will monitor and limit its investments in them to the extent necessary to preserve its status as a regulated investment company.

D.           Federal Excise Tax

A 4% non-deductible federal excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to at least (1) 98% of its ordinary income for the calendar year and (2) 98.2% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Fund’s income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the excise tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.           Sale, Exchange or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends in) other Fund shares within 30 days before or after the sale, exchange or redemption (a so-called “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.  For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election, the Fund will use a first in, first out cost basis method.  The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares.  Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.  The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

39

F.           State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

The Health Care Reform and Education Reconciliation Act of 2010 requires an individual to pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes net gains from the disposition of investment property, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers), for taxable years beginning after December 31, 2012.  This tax is in addition to any other taxes due on that income.  A similar tax will apply for those years to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

G.           Foreign Income Tax

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries cannot be determined.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your share of such foreign taxes as having been paid by you and (3) either deduct such share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against federal income tax. You may be subject to rules that limit or reduce your ability to fully deduct, or claim a credit for, your share of the foreign taxes paid by the Fund.

OTHER MATTERS

A.           The Trust and Its Shareholders

General Information. The Fund is a separate series of the Trust.  The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995.  On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust’s Trust Instrument permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”).  The Trust reserves the right to create and issue shares of additional funds.  The Trust and each fund will continue indefinitely until terminated.  Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund.  All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto.  The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights.  Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights.  Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares.  Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law.  Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; and (2) when the Trustees determine that the matter affects more than one fund and all affected funds must vote.  The Trustees may also determine that a matter only affects certain funds or classes of the Trust and thus only those funds or classes are entitled to vote on the matter.  Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.  There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

40

Termination or Reorganization of Trust or Its Series.  The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company.  Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Trustees may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B.           Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of July 5, 2011, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of July 5, 2011, certain shareholders of record owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of the shares of the Fund are listed in Table 7 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 5, 2011, the following shareholders may be deemed to control the Fund. “Control” for this purpose is the ownership of 25% or more of the Fund’s voting securities.

Name and Address	% of Institutional Class Shares
Charles Schwab & Co Inc. Special Custody Account FBO Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	42.71%

 C.           Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust’s Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust’s Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

41

D.           Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust, Absolute and each Subadviser are included in Appendix D. Information regarding how the Fund voted proxies relating to portfolio securities  during the twelve-month period ended June 30, 2010 will be available on or after August 31, 2010 (1) without charge, upon request, by contacting the Transfer Agent at (888) 992-2765 or (888) 99-ABSOLUTE and (2) on the SEC’s website at http://www.sec.gov.

E.           Code of Ethics

The Trust, Absolute and each Subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and each Subadviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

F.           Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G.           Financial Statements

The Trust’s independent registered public accounting firm, BBD, LLP, audits and reports on the Fund’s annual financial statements. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

42

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

A-1

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

A-2

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings’ (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

A-3

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'.  For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).
CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

A-4

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D –Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:
•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults – “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

A-5

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 - Speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

A-6

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Commercial Paper Ratings

S&P’s Commercial Paper Ratings:

The following descriptions of S&P’s commercial paper ratings have been published by Standard & Poor’s Financial Service LLC.
A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A-7

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation , including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Commercial Paper Ratings:

The following descriptions of Moody’s commercial paper ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Commercial Paper Ratings:

The following descriptions of Fitch’s commercial paper ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D –Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-8

APPENDIX B – MISCELLANEOUS TABLES

Table 1- Investment Advisory Fees

The following table shows the dollar amount of the fees paid to Absolute, the amount of fees waived by Absolute, and the actual fees retained by Absolute. The data presented are for the past three fiscal years .

	Advisory Fee Accrued	Advisory Fee Waived	Advisory Fee Retained
Period Ended March 31, 2011	$11,378,902	$95,814	$11,283,088
Period Ended March 31, 2010	$4,935,219	$327,552	4,607,667
Period Ended March 31, 2009	$612,046	$178,546	$433,500

Table 2 – Administration Fees

The following table shows the dollar amount of fees accrued by the Fund to Atlantic, the amount of fees waived by Atlantic, and the actual fees retained by Atlantic.  The data is for the past three fiscal years .

	Atlantic Fee Accrued	Atlantic Fee Waived	Atlantic Fee Retained
Period Ended March 31, 2011	$203,551	$101,013	$102,538
Period Ended March 31, 2010	$146,113	$64,163	$81,950
Period Ended March 31, 2009	$ 13 , 422	$0	$ 13 , 422

Table 3 – Compliance Fees

The following table shows the dollar amount of the fees accrued by the Fund to Atlantic for Compliance Services, the amount of fees waived by Atlantic, and the actual fees retained by Atlantic. The data is for the past three fiscal years .

	Atlantic Fee Accrued	Atlantic Fee Waived	Atlantic Fee Retained
Period Ended March 31, 2011	$36,803	$13,012	$23,791
Period Ended March 31, 2010	$44,553	$42,663	$1,890
Period Ended March 31, 2009	$12,154	$1,911	$10,243

Table 4 – Commissions

The following table shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or Absolute or any Subadviser. The data is for the past three fiscal years .

	Total Brokerage Commissions ($)	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Absolute, Subadviser or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Absolute, Subadviser or Distributor
Period Ended March 31, 2011	$2,100,857	$0	0%
Period Ended March 31, 2010	$1,191,539	$0	0%
Period Ended March 31, 2009	$216,665	$0	0%

B-1

Table 5 – Directed Brokerage

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

	Broker Name	Amount Directed	Amount of Commissions Generated
Period Ended March 31, 2010	UBS	$ 405,673,697	$ 173,389
	Morgan Stanley	$917,377,841	$241,554

Table 6 - Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

	Regular Broker or Dealer	Value Held
Period Ended March 31, 2011	Morgan Stanley Dean Witter & Co.	$179,019
	Goldman Sachs & Co.	$119,494
	Cantor Fitzgerald & Co.	$50,374

Table 7 - 5% Shareholders

The following table lists: (1) the persons who owned of record 5% or more of the outstanding Fund shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund shares, as of July 5, 2011 .

Name and Address	% of Institutional Class Shares
Charles Schwab & Co Inc. Special Custody Account FBO Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	42.71%
National Financial Service For Exclusive Benefit of Customers One Financial Center 200 Liberty Street New York, NY 10281	24.40%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.88%

B-2

APPENDIX C – PROXY VOTING PROCEDURES

FORUM FUNDS
POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

July 31, 2003
As Amended September 14, 2004 and December 11, 2009

SECTION 1.  PURPOSE

Shareholders of the various series of Forum Funds (the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

SECTION 2.  RESPONSIBILITIES

(A)           Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

(B)           Reporting. The Adviser shall provide periodic reports to the Trust as to the implementation and operation of these Policies and the proxy voting policies and procedures of the Adviser as they relate to the Funds.

SECTION 3.  SCOPE

These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

C-1

SECTION 4.  POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)	General
(1)
Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2)	Absence of Proxy Voting Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B) Routine Matters As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

(1)
Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)	Appointment of Auditors. Management recommendations will generally be supported.

(3)
Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

(C)           Non-Routine Matters

(1)	Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2)	Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)
Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)
Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

C-2

(5)
Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)           Conflicts of Interest Each Adviser is responsible for maintaining procedures to identify conflicts of interest and, when applicable, determining the adequacy of a Proxy Voting Service’s procedures to identify conflicts. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, the Proxy Voting Service or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If a Proxy Voting Service determines it has a conflict of interest with respect to voting proxies on behalf of the Fund, the Adviser shall vote the proxy in the best interests of the Fund and its shareholders.

If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according to the determination and maintain records relating to this process.

(E)           Abstention The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Chairman of the Board may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

C-3

APPENDIX D – ADVISER/SUBADVISER PROXY VOTING PROCEDURES

I. GENERAL STATEMENT

Absolute Investment Advisers LLC (the “Adviser”) has discretion to vote the proxies received by Absolute Strategies Fund (the “Fund”), a series of Forum Funds (the “Trust”), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Fund’s shareholders and in accordance with these procedures and policies.

II. POLICIES AND PROCEDURES FOR VOTING PROXIES

In its role as investment adviser to the Fund, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust’s policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund’s investment objectives, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Adviser.

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust’s procedures as they relate to the resolution of conflicts of interest with respect to voting Fund shares.

III. RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

A.	Copies of the proxy voting procedures and policies, and any amendments thereto.

B.
A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

C.	A record of each vote that the Adviser casts.

D.	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E.
A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV. DISCLOSURE

A.
The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client’s proxy.

D-1

B.
A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser’s Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

GREEN EAGLE CAPITAL LLC

Proxy Voting and Other Legal Matters

An investment adviser that exercises voting authority over client proxies is required to:

•
Adopt and implement policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, including how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;

•	Disclose to clients information about those policies and procedures and, upon request, furnish a copy to clients;
•	Disclose to clients how they may obtain information on how the adviser has voted their proxies;
•	Maintain certain records related to proxy voting.

Policy

The types of securities in which Green Eagle invests on behalf of clients usually provide no voting rights.  As such, Green Eagle currently does not vote proxies.  Should the Firm be in a position to do so in the future, policies and procedures will be adopted to ensure proxies are voted in accordance with client instructions and in a manner in which Green Eagle believes to be in the best interest of its clients. Such policies and procedures would address the handling of conflicts of interest, recordkeeping and disclosure requirements and the Firm would offer to provide a copy of such policies to clients as well as provide a manner in which clients may obtain information on how their securities were voted.

KINGSTOWN CAPITAL MANAGEMENT L.P.

Proxy Voting

Overview of Requirements

An investment adviser that exercises voting authority over client proxies is required to:

•
Adopt and implement policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, including how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;

•	Disclose to clients information about those policies and procedures and, upon request, furnish a copy to clients;
•	Disclose to clients how they may obtain information on how the adviser has voted their proxies
•	Maintain certain records related to proxy voting.

POLICY

We have always believed that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities solely with the goal of serving the best interests of our clients/investors as shareholders of a company. We have long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that we believe enhance shareholder value. In determining how to vote on any proposal, we will consider the proposal’s expected impact on shareholder value and will not consider any benefit to us, at Kingstown, or our employees or affiliates.

We consider the reputation, experience and competence of a company’s management when we evaluate the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. Therefore, on most issues, we cast our votes in accordance with management’s recommendations. This does not mean we do not care about corporate governance. Rather, it is a confirmation that our process of investing with shareholder aligned management is working. However, when we believe management’s position on a particular issue is not in the best interests of our clients/investors, we will vote contrary to management’s recommendation.

Proxy Voting Guidelines

We have established a number of proxy voting guidelines on various issues of concern to clients/ investors. We will normally vote proxies in accordance with these guidelines unless we determine that it is in the best economic interests of our clients/investors to vote contrary to the guidelines. Our voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

• With respect to a company’s board of directors, we believe there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and we will normally vote in favor of proposals that insure such independence.

D-2

• With respect to auditors, we believe that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and we will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

• With respect to equity based compensation plans, we believe that appropriately designed plans approved by a company’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we will normally vote against plans that substantially dilute our ownership interest in the company or provide participants with excessive awards. We will also normally vote in favor of proposals to require the expensing of options.

• With respect to shareholder rights, we believe that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to affect corporate change and to realize the full value of their investment are not desirable. Therefore, we will normally vote against proposals for supermajority voting rights, against the adoption of poison pill plans, and against proposals for different classes of stock with different voting rights.

• With respect to “social responsibility” issues, we believe that matters related to a company’s day-to-day business operations are primarily the responsibility of management. We are focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting that a company disclose or change certain business practices unless we believe the proposal would have a substantial positive economic impact on the company.

Conflicts of Interest

We will use reasonable efforts to determine whether a potential conflict may exist or whether there is the perception that a conflict may exist.  As examples, we have identified the following potential   conflicts of interest:

•	A managing partner of Kingstown or any person involved in the proxy decision-making process currently serves on the board of the portfolio company.
•
An immediate family member of a managing partner (or other employee of Kingstown involved in the proxy decision-making process) currently serves as a director or executive officer of the portfolio company.

•	Kingstown, any fund managed by Kingstown, or any of our affiliates holds a significant ownership interest in the portfolio company.

This list is not intended to be all inclusive. All employees are reminded that they are obligated to disclose any potential conflict to the Compliance Officer for evaluation.  Determinations will be based on an assessment of the particular facts and circumstances and consultation with Legal Counsel.  One or more of the following methods may be used to resolve a conflict that may arise:

•	Voting in accordance with the recommendation of another independent third party/fiduciary;
•	In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or
•	Any other method as is deemed appropriate under the particular facts and circumstances, given the nature of the conflict.

The Compliance Officer shall document the method used to resolve conflicts of interest and maintain supporting documentation in accordance with regulatory requirements.

Responsibility

The Portfolio Manager is responsible for making decisions with respect to voting proxies.  The Chief Financial Officer is responsible for facilitating the overall voting process—from receipt of the proxies to casting the votes.  The Compliance Officer ensures accurate and adequate disclosure of the Firm’s proxy policies and procedures.

  Procedures

Kingstown has adopted procedures, which are periodically reviewed and updated by the Compliance Officer, to implement the Firm’s proxy policy.

D-3

Receipt of Proxies/Process for Voting

Kingstown votes proxies electronically via www.proxyedge.com .

•	Proxy notifications are received from Broadridge Proxy Edge. The Chief Financial Officer provides the proxy information to the Portfolio Manager for review.
•	The Portfolio Manager provides the Chief Financial Officer with instructions for voting the proxy.
•	Once entered online, a copy of the vote is emailed to the Chief Financial Officer and the Portfolio Manager.
•	The Chief Financial Officer updates the proxy voting spreadsheet that is maintained electronically. Copies of all voting records are maintained in accordance with regulatory requirements.

Kingstown will file any securities claims in accordance with investor instructions and in a manner in which we believe to be in the best interests of our clients/investors.  We recognize that in many instances the interests of corporate management may not be consistent with what we view to be in the best interests of our clients/investors.  The Portfolio Manager uses Bloomberg to monitor securities which may be impacted by such actions. If applicable, the Portfolio Manager will file claims directly with the Custodian and will notify the appropriate parties (Compliance Officer, Adviser to the separately managed Fund and the Fund’s CCO, etc.).

With respect to our separately managed account, we work with the Fund’s CCO and/or Administrator as needed to provide any information pertaining to proxies in order to facilitate the Fund’s filing of Form N-PX.  Proxy records maintained will contain all information required by SEC Form N-PX, specifically the following information;

•	Full legal name of the issuer of the security;
•	Exchange ticker symbol;
•	CUSIP number;
•	Shareholder meeting date;
•	Brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or security holder;
•	Whether or not the registrant cast a vote on the matter
•	How the registrant cast the vote (for, against, abstain, withhold for BOD); and,
•	If registrant cast the vote for or against Management.

Recordkeeping

The Firm shall maintain the following records in accordance with regulatory requirements:

•	Copies of this Policy as from time to time revised or supplemented;
•	A copy of each proxy statement received;
•	Voting Results;
•	A copy of any document that was material to making a decision how to vote proxies or that memorializes the basis for the decision;
•
A copy of each written request for information on how Kingstown voted proxies on behalf of the client/investor and a copy of any written response by Kingstown to any client request for information on how proxies were voted;

•	Communications/documentation surrounding Conflicts of Interest;
Written reports arising from review of the proxy function, if applicable.

D-4

MADDEN ASSET MANAGEMENT LLC
PROXY VOTING POLICY

PROXY VOTING – RULE 206(4)-6
[Missing Graphic Reference]

Overview of Requirements

An investment adviser that exercises voting authority over client proxies is required to:

•
Adopt and implement policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, including how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;

•	Disclose to clients information about those policies and procedures and, upon request, furnish a copy to clients;

•	Disclose to clients how they may obtain information on how the adviser has voted their proxies;

•	Maintain certain records related to proxy voting.

Policy

This Policy has been adopted by MAM to facilitate the voting of proxies in what we perceive to be the best interests of our clients.  We recognize our fiduciary obligation and will comply with our obligations under Rule 206(4)-6 under the Advisers Act.

This Policy defines procedures for voting securities in each Account/Fund managed by MAM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe specific voting requirements or specific voting considerations. Instead, this Policy provides procedures for applying the informed expertise and judgment of our investment professionals on a timely basis in pursuit of the above stated voting objectives.

We believe that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' investments through portfolio management and client service. This policy has been prepared on this basis.

MAM is not responsible for voting proxies not received in a timely manner or in circumstances where there is a lack of information provided in the proxy statement by the issuer or other resolution sponsor.  In addition, should we feel that the costs of voting a particular proxy exceed the expected benefits to clients, we may choose not to vote in that particular circumstance.  However, it is generally our intent to vote all proxies.

Our Portfolio Management Style
We believe that selecting the right themes and the best companies is only part of the equation; effectively and efficiently implementing these security decisions requires highly diligent and structured portfolio management.  We are highly focused on risk management, we carefully evaluate how stocks are trading and we consider the macro view of world events on various markets in which we seek to invest.  We focus our portfolio management process in order to both maximize our winning bets, and to admit when we are wrong—exiting unproductive situations in a timely fashion in exchange for better opportunities.  In order to seek profitable investment opportunities for our clients, it is important to have maximum flexibility.  Accordingly, this strategy may result in a high turnover rate.

In view of these dynamics, MAM does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of our approach to corporate governance issues is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients' portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

D-5

Responsibility

The Portfolio Manager is responsible for making decisions with respect to voting proxies.  The CCO is responsible for facilitating the overall voting process—from receipt of the proxies to casting the votes.  The CCO is also responsible for ensuring accurate and adequate disclosure in Form ADV Part II.

Procedures

We have identified a limited range of issues upon which we will always exercise proxy voting authority - either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:

Major Corporate Proposals
MAM will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients:

•	Contentious issues (e.g. issues of perceived national interest, or where there has been extensive press coverage or public comment);

•	Approval of changes of substantial shareholdings;

•	Mergers or schemes of arrangement; and

•	Approval of major asset sales or purchases.

As a general rule, MAM will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments, unless balanced by reasonable increase in net worth of the shareholding.

Where appropriate, MAM will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.

Our approach to significant proxy voting issues which fall outside these areas will be addressed on their merit.

Conflicts of Interest

MAM will use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if management actually knew or should have known of the conflict. We are sensitive to conflicts of interest that may arise in the proxy decision-making process and have identified the following potential conflicts of interest:

•	A principal of MAM or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

•	An immediate family member of a principal of MAM or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

•	MAM, any fund managed by the MAM, or any affiliate holds a significant ownership interest in the portfolio company.

•	Any matter involving a client that generates substantial revenue for MAM.

•	Any other issue that the CCO determines is an actual or potential conflict.

D-6

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Chief Compliance Officer.  Materiality determinations will be based on an assessment of the particular facts and circumstances and consultation with Legal Counsel.  One or more of the following methods may be used to resolve the conflict:

•	Voting in accordance with the recommendation of another independent third party/fiduciary;

•	Disclosing the conflict to the client and obtaining consent before voting;

•	Suggesting to the client that it engage another party to vote the proxy on its behalf;

•	In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	Any other method as is deemed appropriate under the particular facts and circumstances, given the nature of the conflict.

The CCO shall document the method used to resolve conflicts of interest and maintain supporting documentation in accordance with regulatory requirements.

Receipt of Proxies / Process for Voting

MAM will vote all proxies electronically via www.proxyvote.com .

Madden Partners, LP

•	Proxies received for securities held in Madden Partners, LP will be delivered directly to the CCO via email from the Prime Broker (UBS).
•	The CCO will provide the proxy information to the Portfolio Manager for review and a voting decision.
•	The CCO will utilize the www.proxyvote.com to cast the vote (the control number on the proxy notification is used to vote the proxy).
•	Once the vote is cast, a copy is printed and maintained in a file in accordance with regulatory requirements.

Absolute Opportunities Fund

•	Proxies received for securities held in the Absolute Opportunities Fund will be delivered to MAM electronically from the Fund’s Custodian (Citibank).
•	The CCO will provide the proxy information to the Portfolio Manager for review and a voting decision.
•	The CCO will utilize the www.proxyvote.com to cast the vote (the control number on the proxy notification is used to vote the proxy).
•	Once the vote is cast, a copy is printed and maintained in a file in accordance with regulatory requirements.
•	The CCO will work with the Fund’s CCO as needed to provide any information pertaining to proxies in order to facilitate the Fund’s filing of Form N-PX.

D-7

Securities Litigation

MAM relies upon the Prime Broker and Custodian to provide notification of any securities held in a fund that are subject to litigation/class action lawsuits.  MAM will review the details of the lawsuit and, in determining how to file any claims, will consider the potential impact on the client/shareholder, without considering any benefit to ourselves, our employees or our affiliates.  We will discuss the filing of any claims with the mutual fund’s Advisor and or CCO, as appropriate.

Recordkeeping

The CCO shall maintain the following records in accordance with regulatory requirements:

•	Copies of this Policy as from time to time revised or supplemented;
•	A copy of each proxy statement that MAM receives;
•	Voting Results;
•	A copy of any document that was material to making a decision how to vote proxies or that memorializes the basis for the decision;
•
A copy of each written request for information on how MAM voted proxies on behalf of the client and a copy of any written response by MAM to any client request for information on how proxies were voted;

•	Communications/documentation surrounding Conflicts of Interest.
•	Written reports arising from review of the proxy function

D-8

PINE COBBLE CAPITAL, LLC

PROXY VOTING POLICY

Pine Cobble Capital, LLC (the “Investment Manager”) serves as the investment adviser of certain investment vehicles and other clients (each a “Client” and collectively, the “Clients”).  Through these relationships the Investment Manager is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Manager follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Manager votes, on behalf of each Client, are voted to further the best interest of that Client.  The Policy establishes a mechanism to address any conflicts of interests between the Investment Manager and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Manager determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting.  The Investment Manager votes in a manner that the Investment Manager believes reasonably furthers the best interests of the Client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Manager will cast votes for these matters on a case-by-case basis.  The Investment Manager will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Manager and a Client the Investment Manager will resolve the conflict before voting the proxies.  The Investment Manager will either disclose the conflict to the Client and obtain consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Manager’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Manager maintains records of (i) all proxy statements and materials the Investment Manager receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests.  Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

SEMAPHORE MANAGEMENT LLC

PROXY VOTING PROCEDURES

General Policy

Semaphore exercises our voting responsibilities solely with the goal of serving the best interests of our clients as shareholders of a company. In determining how to vote on any proposal, we will consider the proposal’s expected impact on shareholder value and will not consider any benefit to us, our employees or affiliates.

We consider the reputation, experience and competence of a company’s management when we evaluate the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. Therefore, in the absence of client instruction, on most issues, we cast our votes in accordance with management’s recommendations. However, when we believe management’s position on a particular issue is not in the best interests our clients, we will vote contrary to management’s recommendation.

D-9

Semaphore’s Proxy Voting Guidelines

There may be occasions when Semaphore chooses to refrain from voting a proxy for a particular security.  In these instances, Semaphore will document any reasons supporting the decision and the information will be maintained accordingly.

The Company will vote proxies for all accounts for which it has voting authority in accordance with investor instructions and in manner in which the Company believes to be in the best interests of its investors. The Company recognizes that in many instances the interests of corporate management may not be consistent with what the Company views to be in the best interests of its investors. Therefore, in the absence of written voting instructions from investor, the Company has adopted the following voting guidelines:

•	Confidential Voting and Shareholder Actions.

The Company believes that the proxy voting systems should provide access to both management and shareholders. As such, the Company would tend to vote in favor of shareholder resolutions requesting that corporations adopt policies that comprise both confidential voting and the use of independent inspectors of elections. The Company would also generally oppose any measures that would restrict the right of shareholders to act by written consent or to call a special meeting of the shareholders.

•	Poison Pills and Golden Parachutes.

The Company believes that the shareholders of a corporation should have the right to vote upon decisions in which there is a real or potential conflict between the interests of shareholders and those of management. Thus, the Company will vote in favor of shareholder proposals requesting that a corporation submit a “poison pill” for shareholder ratification. We will examine, on a case-by-case basis, shareholder proposals to redeem a “poison pill” and management proposals to ratify a “poison pill”. The Company will also vote in favor of proposals that “golden parachute” proposals be submitted for shareholder approval.

•	Election of Directors.

The Company believes that one of the primary rights of a shareholder is the right to vote for the election of directors. We feel that all members of the board of directors should stand for election each year, and will, therefore, vote against a classified or “staggered” board.
•	Voting Rights.

The Company believes that each shareholder should have equal voting rights. The Company will vote against dual class voting and other unequal voting structures.

•	Fair Price Amendments.

The Company believes that “fair price amendments” can protect shareholders from coercive and discriminatory tender offers. The Company will generally vote in favor of fair price provisions and in favor of other measures which we feel will protect shareholders from coercive takeover bids which do not provide for fair and equal treatment of all shareholders.

•	Target Share Payments.

The Company believes that shareholders should have the right to vote on the placement of blocks of a corporation’s stock in the hands of persons friendly to management. The Company will vote in favor of shareholder proposals which request that corporations first obtain shareholder authorization before issuing any significant amount of voting stock (whether common or preferred), rights, warrants or securities convertible into voting stock to any person or group. We believe that shareholders should have the right to vote on placements that could enable management of a corporation to defeat a tender offer that may be in the best interests of shareholders.
•	Tender Offers.

The Company will consider tender offers on a case-by-case basis.

D-10

Conflicts.

The Company recognizes that proxy proposals may present a conflict between the interests of investors and those of the Company or certain of its affiliates. Therefore, the Company has adopted the following conflict procedures:

•	Identifying Conflicts. The person assigned responsibility for voting proxies shall, when reviewing proxy materials, identify conflicts of interest including, for example:

(i)
when the Company (or its affiliate) is or is seeking to manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies or;

(ii)	has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships.

•	Data for Identifying Conflicts.

The person assigned responsibility for voting proxies shall advise Company management of companies soliciting proxies, and management shall advise if there are any known conflicts – including, in particular, the conflicts listed as example in the preceding paragraph.

•	Disclose Conflicts.

If a conflict is identified, the person assigned to vote proxies shall notify Company management as soon as possible so that a voting decision may be made, voting on the proxy proposal in a timely manner.

•	Voting Decisions in Conflict Situations.

If the matter to be voted on is covered above, the proxy shall be voted in accordance with procedures above. If the matter is not specifically addressed above and there is a conflict, management of the Company shall contact the investor or investor’s designated representative for voting instructions.

•	Record of Voting Instructions.

Company management shall record and the person responsible for voting proxies shall maintain records reflecting investor voting instructions on matters where there are conflicts.

Responsibility

The CCO or his designee is responsible for the overall monitoring of the proxy voting policy, practices, disclosures and recordkeeping.

The Portfolio Manager is responsible for monitoring corporate actions, making the voting decisions, and ensuring that proxies are submitted in a timely manner.

Semaphore has adopted procedures to implement the firm’s policy, along with reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated as appropriate.  The procedures are as follows:

•	A description of the Proxy Policy is disclosed in Form ADV Part II, along with contact information for clients interested in requesting a copy of the Policy.

•	An offer is made to all existing clients on an annual basis to allow them to request, at no charge, a copy of the Proxy Voting Policy and Procedures.

•
The Portfolio Manager will maintain documentation of all proxies / corporate action information that was received, records of how the proxies were voted, when the vote was submitted, and any other applicable details that may be needed in order to facilitate the fund’s filing of Form N-PX.

•	Client requests for information regarding proxy votes or policies and procedures are forwarded to the CCO for tracking and response.

•	The CCO prepares a written response to the client with the information requested.

•
The CCO periodically reviews documentation maintained by the Portfolio Manager to provide reasonable assurance that procedures are followed and proxies are being voted in the best interest of the clients.

D-11

Statement of Additional Information

August 1, 2011

ABSOLUTE STRATEGIES FUND
Institutional Shares (ASFIX) R Shares (ASFAX)

Investment Adviser:
Absolute Investment Advisers LLC
350 Lincoln Street, Suite 216
Hingham, MA 02043
www.absoluteadvisers.com

Account Information
and Shareholder Services:
Attn: Transfer Agent
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (toll free)
(888) 99-ABSOLUTE (toll free)
absolute.ta@atlanticfundservices.com

This Statement of Additional Information (the “SAI”) supplements the prospectus dated August 1, 2011, and as it may be amended from time to time (the “Prospectus”), offering Institutional and R Shares of Absolute Strategies Fund (the “Fund”), a separate series of Forum Funds, a registered, open-end management investment company. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Services (“Atlantic”) at the address, telephone number, or email address listed above.  You may also obtain the Prospectus on the Fund’s website listed above. This SAI is incorporated by reference into the Fund’s Prospectus.  In other words, it is legally a part of the Prospectus.

Copies of the Annual Report may be obtained, without charge, upon request by contacting Atlantic Fund Services at the address, telephone number or email address listed above.

Glossary	i
Investment Policies and Risks	1
Security Ratings Information	1
Equity Securities	1
Fixed Income Securities	4
Foreign Securities	13
Foreign Currencies Transactions	14
Options and Futures	15
Leverage Transactions	17
Illiquid and Restricted Securities	20
Investment Company Securities and Exchange Traded Funds	21
Non-Diversification and Concentration	22
Temporary Defensive Position	22
Market Turbulence	22
Investment Limitations	23
Fundamental Limitations	23
Board of Trustees, Management and Service Providers	24
Board of Trustees	24
Principal Officers of the Trust	27
Ownership of Securities of the Advisor and Related Companies	27
Information Concerning Trust Committees	27
Compensation of Trustees and Officers	28
Investment Advisor	28
Distributor	31
Other Fund Service Providers	32
Portfolio Transactions	34
How Securities are Purchased and Sold	34
Commissions Paid	34
Advisor Responsibility for Purchases and Sales and Choosing Broker-Dealers	34
Counterparty Risk	35
Other Accounts of the Advisor	35
Portfolio Turnover	35
Securities of Regular Broker-Dealers	36
Portfolio Holdings	36
Purchase and Redemption Information	37
General Information	37
Additional Purchase Information	37
Additional Redemption Information	37
Taxation	38
Qualification as a Regulated Investment Company	38
Fund Distributions	39
Certain Tax Rules Applicable to the Fund’s Transactions	40
Federal Excise Tax	42
Sale, Exchange or Redemption of Shares	42
State and Local Taxes	43
Foreign Income Tax	43
Other Matters	43
The Trust and Its Shareholders	43
Fund Ownership	44
Limitation on Shareholders’ and Trustees’ Liability	45
Proxy Voting Procedures	45
Code of Ethics	45
Registration Statement	45
Financial Statements	45
Appendix A – Description of Securities Ratings	A-1
Appendix B – Miscellaneous Tables	B-1
Appendix C – Trust Proxy Voting Procedures	C-1
Appendix B – Adviser/Subadviser Proxy Voting Procedures	D-1

Glossary

As used in this SAI, the following terms have the meanings listed.

 “Absolute” or “Adviser” means Absolute Investment Advisers LLC, the Fund’s investment adviser.

“Administrator” means Atlantic, as defined below, in its capacity as administrator to the Fund.

“Atlantic” means Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services).

“Board” means the Board of Trustees of the Trust.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended, including the regulations thereunder and IRS interpretations or similar authority upon which the Fund may rely.

“Custodian” means Citibank, N.A.

“Distributor” means Foreside Fund Services, LLC.

“EDR” means European Depositary Receipt.

“ETF” means an exchange traded fund.

“ETN” means an exchange-traded note

“ETP” means an exchange-traded product.

“Fannie Mae” means the entity formerly known as the Federal National Mortgage Association.

“Fitch” Fitch Ratings Ltd.

“Freddie Mac” means the entity formerly known as the Federal Home Loan Mortgage Corporation.

“Fund” means Absolute Strategies Fund, a series of the Trust.

“Fund Accountant” means Atlantic in its capacity as fund accountant to the Fund.

“Ginnie Mae” means the Government National Mortgage Association.

“Independent Trustee” means a trustee who is not an “interested person” of the Trust, as that term is defined in Section   2(a)(19) of the 1940 Act, as defined below.

“IRS” means the U.S. Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

 “NAV” means net asset value.

 “NYSE” means New York Stock Exchange.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Financial Services, LLC, a division of the McGraw-Hill Companies,  Inc.

“Subadviser” means each of Aronson+Johnson+Ortiz, LP, Horizon Asset Management, Inc., Kovitz Investment Group, LLC, Longhorn Capital Partners, L.P., MetWest Asset Management, LLC, Mohican Financial Management, LLC, SSI Investment Management, Inc., St. James Investment Company, LLC, TWIN Capital Management, Inc., and Yacktman Asset Management Co.

“Transfer Agent” means Atlantic Shareholder Services, LLC.

“Trust” means Forum Funds, a Delaware statutory trust.

“Trustee” means a member of the Board of the Trust.

“U.S.” means the United States of America.

“U.S. Government Security” means an obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, including rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, including rules and regulations promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, including rules, regulations and SEC interpretations and any exemptive orders or interpretive promulgated thereunder.

i

INVESTMENT POLICIES AND RISKS

The Fund is a non-diversified series of the Trust. The Fund offers two classes: Institutional Shares and R Shares. This section supplements, and should be read in conjunction with, the Fund’s Prospectus.  The following are descriptions of permitted investments and investment practices of the Fund and the associated risks.  The Fund will invest in any of the following instruments or engage in any of the following investment practices if such investment or practice is consistent with the Fund’s investment objective.  Please see the Prospectus for a discussion of the Fund’s investment objective, principal investment strategies and principal risks of investing in the Fund.

Security Ratings Information. The Fund’s investments in convertible and debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  The Fund may invest in convertible and other debt securities that are investment or non-investment grade.  Investment grade means rated in the top four long-term rating categories, or unrated and determined by the Adviser to be of comparable quality. The Fund may also purchase unrated securities if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.  Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P and other organizations provide ratings of the credit quality of debt obligations, including convertible securities.  A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI.  The Fund may use these ratings to determine whether to purchase, sell or hold a security.  Because a ratings downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.  To the extent that a rating changes as a result of changes in an organization or its rating systems, the Advisor may attempt to substitute comparable ratings or to use such information to determine whether the Fund should continue to hold the obligation.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Ratings are general and are not absolute standards of quality.  The rating of an issuer is a view of potential developments related to the issuer and may not necessarily reflect actual outcomes.  An issuer’s current financial condition may be better or worse than a rating indicates.

A.           Equity Securities

Common and Preferred Stock

General. The Fund may invest in the common stock of companies. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in preferred stock, including adjustable-rate preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The Fund may purchase trust preferred securities, also known as “trust preferreds”, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company.

Risks. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities and Convertible Arbitrage

General. The Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock.  Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile.  Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not.  The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Convertible Arbitrage. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. The Fund may also seek to hedge interest rate exposure under some circumstances or use certain strategies to maintain a sector and market neutral portfolio. The average grade of bond in a portfolio is typically below investment grade with individual ratings ranging from AA to CCC. However, as the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the rating of the unhedged bond indicates.

Risks. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible arbitrage is subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities.

Warrants and Rights

General. The Fund may invest in warrants and rights. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

Risks. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts

General. The Fund may invest in depositary receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored ADRs, EDRs and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.

Risks. ADRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include less stringent investor protection and disclosure standards in some foreign markets and fluctuations in foreign currencies. The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars. As a result, changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar will increase those returns. In addition, the securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing those underlying securities may change materially at times when the U.S. markets are not open for trading.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depository receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

Real Estate Investment and Royalty Trusts

General. The Fund may purchase interests in real estate investment trusts (“REITs”) and royalty trusts. A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A royalty trust is an entity that typically owns oil or natural gas wells or the mineral rights of wells and of property, such as mines. REITs are not taxed on income distributed to their shareholders if, among other things, they distribute substantially all of their taxable income (other than net capital gains) for each taxable year.

Risks. Because REITs and royalty trusts have ongoing fees and expenses, which may include management, operating and administration expenses, REIT and royalty trust shareholders, including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in the Fund's fee table.

The Fund also may be subject to certain risks associated with the direct investments of the REITs.  REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.  In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

In addition, royalty trusts may be subject to certain risks associated with a decline in demand for crude oil, natural gas and refined petroleum products, which, in turn, could adversely affect income and royalty trust revenues and cash flows.  Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.  A rising interest rate environment could adversely impact the performance of royalty trusts.  Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Investments in LLCs and LPs

General. The Fund may invest in one or more limited liability companies (“LLCs”) and limited partnerships (“LPs”). Certain LLCs and LPs in which the Fund invests may be operating companies or private funds.  Private funds are investment vehicles that are not registered under the 1940 Act. Certain shares of the operating companies and private funds that are organized as LLCs and LPs may not be registered under the 1933 Act.

Risks. For a discussion of the tax risks related to investments in LLCs and LPs, see “Taxation – Certain Tax Rules Applicable to the Fund’s Transactions – Investments in LLCs, LPs and Grantor Trusts.”  The Fund will monitor such investments to assure its compliance with the tax requirements of regulated investment companies.

Initial Public Offerings

General. The Fund may purchase securities of companies in initial public offerings.

Risks. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

B.           Fixed Income Securities

General

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Department of the Treasury and by U.S. Government agencies and instrumentalities.  U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as mortgage-backed securities and certificates of the Government National Mortgage Association (“GNMA”) and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Department of the Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Department of the Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) (“FNMA”) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation (“FHLMC”) securities).

U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment.  No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law.  Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Bank Loans.  The Fund may invest in bank loans.  By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lender in a loan to a particular borrower.  The Fund may purchase participations in loans and may purchase assignments of such loans. Investments in loan participations are considered to be debt obligations for purposes of any investment restriction relating to the lending by the Fund and, as indebtedness, bank loans are subject to credit risk, liquidity risk and interest rate risk, each of which is discussed in more detail in this SAI.

As the purchaser of a bank loan, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected.  In addition, the Fund may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower.

Bank loans may be secured or unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated.

A loan is often administered by an “agent bank,” which may be a financial intermediary of any sort, acting as agent for all participation holders. The agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent bank to apply appropriate credit remedies against the lender and borrower.

An agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed, and assets held by the agent bank under the loan agreement should remain available to holders of the bank loan. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur costs and delays in realizing payment on the investment and could suffer a loss of principal and/or interest.

The Fund may invest in loan participations that are rated by a nationally recognized rating service or unrated.  The Fund does not expect all of the participations in which it invests to be rated.  Even with respect to loans that are rated, Absolute and the Subadviser will perform a credit analysis of the borrower in order to make an investment decision.  The Fund may invest in loan participations of any credit quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

While some bank loans are traded and may be deemed to be liquid, others, such as loan assignments, loan participations, delayed funding loans, revolving credit facilities, bridge loans and similar types of indebtedness may not be readily marketable and may be subject to restrictions on resale. Consequently, it may be difficult or impossible to dispose of readily at what a Subadviser believes to be a fair price. Further, its valuation involves a degree of judgment and could result in significant variations in the Fund’s daily share price. The Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. (See the discussion entitled “Illiquid and Restricted Securities.”) The liquidity of each loan investment will be reviewed according to the requirements of the Trust’s liquidity policy.

Further, the Fund limits the amount of it total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Limitations”). For purposes of these limits, a Fund will generally treat the borrower as the “issuer” of indebtedness held by the Fund. Treating a financial intermediary as an issuer of indebtedness may restrict the Funds’ ability to invest in indebtedness related to a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Investments in loans through a direct assignment of a participation  may involve additional risks. For example, if the loan is foreclosed, the Fund could become part owner of any collateral securing it and would bear the costs and liabilities associated with owning and disposing of it. In addition, under emerging legal theories of lender liability, a Fund could be held liable as co-lender.

Certain bank loans may include equity features, such as warrants and conversion rights. These investments involve the additional risks of an equity investment, including potential volatility, valuation difficulties, illiquidity and significant loss, particularly if the equity features expires worthless or is not exercised.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar debt obligations , which are instruments, used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

Treasury Inflation Protected Securities. The Fund may invest in treasury inflation protected securities (“TIPS”). TIPS are income- generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the bond’s principal, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This adjustment can provide investors with a hedge against inflation, as it helps preserve the purchasing power of their investments. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. TIPS are subject to certain risks, include interest rate risk and deflation risk.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as GNMA); issued and guaranteed by government-sponsored stockholder-owned corporations, though not backed by the full faith and credit of the U.S. (such as by FNMA or FHLMC), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). FNMA purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Department of the Treasury has historically had the authority to purchase obligations of FNMA and FHLMC.  In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Department of the Treasury with additional authority to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock, as described below.  In September 2008, the U.S. Department of the Treasury and the FHFA announced that FNMA and FHLMC had been placed in conservatorship.

Since 2009 both FNMA and FHLMC have received significant capital support through U.S. Department of the Treasury stock purchases. The U.S. Department of the Treasury announced in December 2009 that it would continue that support for the entities’ capital as necessary to prevent a negative net worth for at least the next three years. The continuing commitment of the U.S. Department of the Treasury is critical to their solvency. In addition, the Federal Reserve exercised its separate authority in 2009 to purchase mortgage-backed securities of FNMA and FHLMC; the rate of those purchases is expected to slow and terminate in early 2010.  While the U.S. Department of the Treasury is committed to offset negative equity at FNMA and FHLMC through its stock purchases, no assurance can be given that the Federal Reserve, U.S. Department of the Treasury, or FHFA initiatives discussed above will ensure that FNMA and FHLMC will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, or abolishment.

FNMA and FHLMC also have been the subject of several class action lawsuits and investigations by federal regulators over certain accounting, disclosure, or corporate governance matters.  Such legal proceedings and investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entities and, as a result, the payment of principal or interest on their securities.

Privately Issued Mortgage-Backed Securities. The Fund may invest in privately issued mortgage-backed securities. Mortgage- backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many nongovernmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Collateralized Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”) that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA (“Mortgage Assets”). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranch is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full. The Fund may also invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset- backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. The Fund may invest in asset-backed securities, including asset-backed commercial paper. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities; accordingly they are subject to many of the same risks, though often, to a greater extent.

Junk Bonds. The Fund may invest in fixed-income securities rated below investment grade. These securities are commonly referred to as “high yield securities” and “junk bonds” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities significantly. In particular, these securities may provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in an issuer’s creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. The market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Subadviser to do so.

Distressed Assets. The Fund may invest in “below investment grade” securities and obligations of U.S. and non U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings including subprime loan collateral and mezzanine home equity loan structures. These securities are likely to be particularly risky investments, although they may also offer the potential for correspondingly high returns. Investment in the debt of financially distressed companies domiciled outside the U.S. may involve risks in addition to those of foreign investing discussed elsewhere in this SAI. To the extent the Fund invests significantly in securities involving subprime residential mortgage loans (i.e., loans to borrowers with lower credit scores), it may be subject to certain risks associated with defaults on such loans and any impact to servicers of such loans. Recently, a number of originators and servicers of subprime residential mortgage loans (RMBS), have experienced serious financial difficulties and, in some cases, have entered bankruptcy proceedings. The inability of the originator to repurchase such mortgage loans in the event of early payment defaults and other loan representation breaches may also affect the performance of residential mortgage backed securities backed by those subprime mortgage loans and subprime RMBS. In addition, interest rate spreads for subprime RMBS have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. If interest rate spreads for RMBS Securities continue to be volatile, and to the extent the Fund invests in RMBS securities, the assets of the Fund may be negatively affected by such volatility and the Fund may experience difficulty in the management and reinvestment of its investments. Any additional deterioration in the market performance of both RMBS Securities backed by subprime residential mortgage portfolios and CDO securities with significant exposure to such RMBS Securities, would likely increase the chances that the Fund may incur losses on such investments.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria.

Municipal Securities. The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the U.S., their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the U.S. or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non- appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities, including perpetual floaters. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. A perpetual floater is a floating rate security with no stated maturity date. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when Absolute believes the interest income from the instrument justifies any principal risks associated with the instrument. Absolute may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that Absolute will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. Absolute monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Structured Notes. The Fund may invest in structured notes. Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument. Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor’s requirements. Many types of structured notes may also be “replicated” through a combination of holdings in equity and fixed-income securities and derivative instruments such as call or put options.

Zero-Coupon Securities. The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value (“original issue discount”) and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on zero-coupon securities must be included ratably in the income of the Fund as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income and may have to sell portfolio securities to distribute accrued income, which may occur at a time when a Subadviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect deferred and compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations that distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government Securities. The underwriters of these certificates or receipts generally purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates thatevidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Department of the Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Financial Institution Obligations. The Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers’ acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which could reduce a Portfolio’s performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio’s right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

Risks

General. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed income securities. Bankruptcy, litigation or other conditions may impair an issuer’s ability to pay, when due, the principal of and interest on its fixed income securities.

Interest Rates. The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Credit. The Fund’s investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Subadviser to do so.

Moody’s, S&P and other organizations are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. Absolute or a Subadviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, Absolute or a Subadviser will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer’s current financial condition may be better or worse than a rating indicates.

Mortgage-Backed Securities. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of Absolute to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund’s yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

Asset-Backed Securities. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are in general unsecured. Debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Generally, automobile receivables are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

Non-US Dollar Denominated Securities. The Fund may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

C.            Foreign Securities.

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the U.S.. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Emerging Markets. If the Fund invests in emerging markets, markets that can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

Information about the companies in these countries is not always readily available;

Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;

Very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets;

Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund;

Certain emerging markets impose constraints on currency exchange and some currencies in emerging may have been devalued significantly against the U.S. dollar;

Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund’s investments; and

Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Sovereign Debt Obligations.  The Fund may invest in sovereign debt obligations.  Sovereign debt obligations are issued or guaranteed by a foreign government or one of its agencies, authorities, instrumentalities or political subdivisions.  Investments in sovereign debt obligations involve special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations.  In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

D.           Foreign Currencies Transactions

General. Investments in foreign companies will usually involve currencies of foreign countries. The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. Such forward contracts involve an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered “derivatives” — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

Risks. Foreign currency transactions involve certain costs and risks.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund's shares.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in the currency.  The Fund incurs foreign exchange expenses in converting assets from one currency to another.

To manage currency risk, the Fund may enter into forward currency contracts.  A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.  Forward contracts involve a risk of loss if Absolute or a Subadviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

E.           Options and Futures

General. The Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund’s performance, including by obtaining leverage; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase or in order to offset the effects of general stock market movements.

Specifically, the Fund may purchase or write options on securities in which it may invest, on market indices based in whole or in part on such securities or on commodities. Options purchased or written by the Fund are generally  traded on an exchange or over-the-counter. The Fund may invest in futures contracts on securities in which it may invest, market indices based in whole or in part on securities in which the Fund may invest and on commodities. The Fund may also purchase or write put and call options on these futures contracts.

Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded is subject to regulation by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund may, if required, maintain either: (1) offsetting (“covered”) positions; or (2) cash, receivables and liquid debt or equity securities equal to the value of the positions less any proceeds and/or margin on deposit. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment. Offsetting covered positions also may include an offsetting option or futures contract. The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets (“Segregated Assets”). Segregated Assets cannot be sold or closed out while the strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “Act”) and therefore the Fund is not subject to registration or regulation as a commodity pool operator under the Act.

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash equal to the difference between the exercise price and the closing price of the index.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or underlying securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to the expiration date of the contracts. A public market exists in futures contracts covering certain indexes, financial instruments and foreign currencies.

Risks of Options Transactions. There are certain investment risks associated with options transactions. These risks include: (1) dependence on a Absolute’s or a Subadviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

Risks of Futures Contracts and Options on Futures. The risk of loss in trading futures contracts and in writing options on futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. Futures prices are affected by and may respond rapidly to a variety of factors including (but not limited to) market reports, news reports, interest rates, national and international political and economic events, weather and domestic or foreign trades, monetary or fiscal policies and programs. Such rapid response might include an opening price on an affected futures contract sharply higher or lower than the previous day’s close. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so thus causing the Fund to incur a loss. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or options on futures contract because of an illiquid secondary market. Futures contracts and options on futures contracts may be closed out only on an exchange, which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that Absolute or the Subadvisers will incorrectly predict future market trends. If Absolute or the Subadvisers attempt to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund’s yield.

F.           Leverage Transactions

General. The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are not owned), lending portfolio securities, entering into repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Fund uses these investment techniques only when Absolute or Subadviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

Borrowing and Reverse Repurchase Agreements. The Fund may borrow money from a bank in amounts up to 33 1/3% of total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. Entering into reverse repurchase agreements, pledging securities, and purchasing securities on a when-issued, delayed delivery or forward delivery basis are subject to this limitation. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of the Fund’s NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the U.S..

Senior Securities.  Subject to Section 18(f)(1) of the 1940 Act and any rules, regulations and SEC interpretations, and any exemptive orders or interpretive release promulgated thereunder, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings within three days (excluding Sundays and holidays) to an extent that the asset coverage shall be at least 300%.

Short Sales. To sell short, the Fund will borrow the security from a broker, sell it and maintain the proceeds of the transaction in its brokerage account. The broker will charge the Fund interest during the period it borrows the security. The Fund may close the short sale by purchasing the security in the open market at the market price. If the proceeds received from the short sale (less the interest charges) exceed the amount paid for the security, the Fund will incur a gain on the transaction. If the proceeds received from the short sale (less the interest charges) are less than the amount paid for the security, the Fund will incur a loss on the transaction. Employing a long/short strategy is speculative and involves a high degree of risk, particularly when used for non-hedging purposes.

Securities Lending and Repurchase Agreements. The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements that are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements that must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

Standby Commitments. The Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or liquidity put, depending on its characteristics.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of the security and may not benefit from an appreciation in the value of the security during the commitment period.

If the exercise price of a standby commitment held by the Fund should exceed the current value of the underlying securities, the Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund’s business relationship with the issuer. The Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of Absolute or a Subadviser, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when the Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Dollar Roll Transactions. Dollar roll transactions are transactions in which the Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios.

Swaps. The Fund may engage in swaps, including, but not limited to, interest rate, currency and equity swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Absolute or a Subadviser the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under IRS rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the IRS.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate. The Fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. Absolute or a Subadviser will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund’s net assets.

Credit Default Swaps. The Fund may invest in credit default swaps (“CDS”). A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party

(frequently, the par value of the debt security). CDS include, but are not limited to, credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is the buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’ s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Risks. Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Assets. The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, it will cover or set aside either on its books and records, or in a segregated account with that Fund’s Custodian, cash, liquid securities and other permissible assets (“Segregated Assets”) in the prescribed amount. The value of the Segregated Assets, which is marked to market daily, will be at least equal to the Fund’s commitments under these transactions less any proceeds or margin on deposit.

G.           Illiquid and Restricted Securities

General. The Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”).

Rule 144A Securities Risk. Rule 144A Securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so or that the Fund may have to sell the security at a lower price than that which would be available if the security were more liquid. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security which when purchased was liquid in the institutional markets may subsequently become illiquid.

Risk. Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Sub- Adviser to be liquid, can become illiquid.

Determination of Liquidity. The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Subadvisers, pursuant to guidelines approved by the Board. Each Subadviser determines and monitors the liquidity of Fund assets under its management and reports periodically on its decisions to the Board. A number of factors are taken into account in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, a Subadviser may determine that the securities are not illiquid.

H.           Investment Company Securities and Exchange Traded Funds

Open-End and Closed-End Investment Companies and ETFs

General. The Fund may invest in shares of open-end and closed-end investment companies, including those managed by one or more Subadvisers or their affiliates and including money market mutual funds (pending investment of cash balances). The Fund will limit its investment in the securities of other open-end and closed-end investment companies as required by the 1940 Act. With certain exceptions, including those provided by rules and regulations under the 1940 Act, such provisions generally permit the Fund to invest up to 3% of the shares of another investment company. The Fund intends to invest in assets in accordance to Section 12(d)(1)(f) of the 1940 Act and may exceed 5% of total assets in another investment company or 10% of total assets invested among multiple investment companies. The Fund’s investment in other investment companies may include money market mutual funds, which are not subject to the percentage limitations set forth above.

In addition, the Fund may invest in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF typically holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, streetTRACKS®, DIAMONDS SM, NASDAQ 100 Index Tracking StockSM (“QQQs SM”) iShares® and VIPERs®. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market.

The Fund may invest in ETNs, which are similar to ETFs in that they may be designed to provide returns that track an index; ETNs are different from ETFs, however, in one important respect. They are not secured by an underlying pool of assets, but rather are notes (or debt securities) secured only by the ability of the issuer to pay.

The Fund may invest also in other ETPs that, like an ETF, invest in a pool of assets and are traded on an exchange.  ETPs, however, are generally organized as commodity pools registered under the Commodity Exchange Act or as grantor trusts and are not registered as investment companies under the 1940 Act.  This is due to the fact that they invest in, for example, commodities or currencies rather than securities.  There are certain risks associated with the Fund’s investments in such ETPs, which are detailed below in “Taxation – Certain Tax Rules Applicable to the Fund’s Transactions –  Investments in LLCs, LPs and Grantor Trusts.”

Risks. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s fees and expenses, in addition to its own fees and expenses. In addition, it will be exposed to the investment risks associated with the other investment company, which generally reflect the risks of the underlying securities. To the extent that the Fund invests in open-end or closed-end companies that invest primarily in the common stock of companies located outside the U.S., see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Foreign Securities” above.

As a shareholder, the Fund must rely on the investment company to achieve its investment objective. If the investment company or another investment company fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund’s performance.

Because ETFs are generally investments companies, owning an ETF generally entails the same risks of owning investment company securities. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund and lack of liquidity in an ETF could result in its market price being more volatile than the underlying portfolio of securities. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium to the ETF’s NAV. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting a Fund's performance. Further, as debt securities of an issuer, ETN shares are subject to the same risks described for “Corporate Debt Obligations” above.

Core and Gateway®. The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

I.           Non-Diversification and Concentration

The Fund is non-diversified and, therefore, may invest in a limited number of issuers. Investing in a limited number of issuers may cause the Fund to be more volatile and increase the risk of investing in the Fund. The Fund is not concentrated, however, and, therefore, does not invest more than 25%  of its assets in any one industry or group of industries.

J.           Temporary Defensive Position

The Fund may invest in high quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in high quality money market instruments. High quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by Absolute or a Subadviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

K.           Market Turbulence

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.  It is uncertain whether or for how long these conditions could occur.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act.  As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund’s investment objective is a non-fundamental policy.  Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within 3 days to the extent necessary to comply with the limitation.

A.           Fundamental Limitations

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1.           Borrowing Money

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.

2.           Concentration

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3.           Underwriting Activities

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4.           Making Loans

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

5.           Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

 6.           Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.           Issuance of Senior Securities

Issue senior securities except pursuant to Section 18 of the 1940 Act.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A.           Board of Trustees

The Trust is governed by its Board of Trustees.  The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law, Delaware law and the stated policies of the Fund.  The Board oversees the Trust’s officers and service providers, including the Adviser, who is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board.  In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”).   The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Board Structure and Related Matters. Board members who are Independent Trustees constitute at least two-thirds of the Board.  J. Michael Parish, an Independent Trustee, serves as Independent Chair of the Board.  The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers, other management personnel and counsel to the Fund.  The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee.  The Board has established four standing committees: the Audit Committee, the Nominating Committee, the Valuation Committee and the Qualified Legal Compliance Committee.  The members and responsibilities of each Board committee are summarized on page 27 .

The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities.  On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each if its committees, the Trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings and schedules four telephonic meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.

The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information.  Each Trustee serves until his or her death, resignation or removal and  replacement.  The address for all Trustees and officers is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine, 04101.  Each Trustee oversees 2 3 series of the Trust. John Y. Keffer is considered an Interested Trustee due to his affiliation with Atlantic.  Mr. Keffer is also an independent director of the Wintergreen Fund, Inc., another registered open-end investment company.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee, Vice Chairman	Since 1989
Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.

1Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC.   Prior to January 1, 2010, Atlantic was a wholly-owned  subsidiary of Forum Trust, LLC.  Effective January 1, 2010, Atlantic became a wholly-owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly-owned by Mr. Keffer.

In addition to the information set forth in the table above, each Trustee possesses other relevant qualifications, experience, attributes or skills.  The following provides additional information about these qualifications and experience.

J. Michael Parish:  Mr. Parish has experience as a business attorney and long-time member of a law firm; service on the board of the foundation Hackensack Riverkeeper, Inc.,  and a private university; and multiple years of service as a Trustee and as Independent Chair.  Mr. Parish also served as a Trustee of Monarch Funds, a Massachusetts business trust and open-end, management investment company, from 2003 to 2009.

Costas Azariadis:  Mr. Azariadis has extensive experience with finance and economics, having served as a professor of economics at various top universities and a member of the various committees of the governing body of universities; and multiple years of service as a Trustee.  Mr. Azariadis also served as a Trustee of Monarch Funds  from 2003 to 2009.

James C. Cheng:  Mr. Cheng has organizational experience as chairman and chief executive officer of a private marketing company; experience as a co-founder of an information technology firm; experience as a consultant; and multiple years of service as a Trustee.  Mr. Cheng also served as a Trustee of Monarch Funds  from 2003 to 2009.

John Y. Keffer:  Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a Trustee.  Mr. Keffer also served as a Trustee of Monarch Funds  from 2003 to 2009 and other mutual funds and continues to serve as an independent director of Wintergreen Fund, Inc., another open-ended investment company.

Risk Oversight.  Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management.  The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund.  The Board performs this risk management oversight directly and, as to certain matters, through its committees (described above) and through the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, the Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund.  In addition, under the general oversight of the Board, the Adviser, any Subadviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Further, the Adviser and any Subadviser oversees and regularly monitors the investments, operations and compliance of the Fund’s investments.

The Board also oversees risk management for the Trust and the funds through review of regular reports, presentations and other information from officers of the Trust and other persons.  Senior officers of the Trust, senior officers of the advisers and the Trust CCO regularly report to the Board on a range of matters, including those relating to risk management.  In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO.  On at least a quarterly basis, the Board meets with the CCO to discuss matters relating to the Fund’s compliance program.  Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board’s consideration of the renewal of the Fund’s advisory agreement with the Adviser.  Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act.  Senior officers of the Trust and senior officers of the Adviser also report regularly to the Valuation and Audit Committees on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and Other Series of the Trust

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2010	Aggregate Dollar Range of Ownership as of December 31, 2010 in all Registered Investment Companies Overseen by Trustee in the Trust
Interested Trustee
John Y. Keffer	None	$10,001-$50,000
Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	$10,00--$50,000	Over $100,000

B.           Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business.  As of the date of this SAI, the officers of the Trust, their year of birth, their business address and their principal occupations during the past five years are as set forth below.  Unless otherwise indicated, the address of each Oofficer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name Year of Birth	Position with the Trust	Term of Office	Principal Occupation(s) During Past 5 Years
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup Fund Services, LLC (“Citigroup”) (2003–2008).
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007–2009; Associate Counsel, Investors Bank & Trust Co. 2006–2007.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.

C.           Ownership of Securities of the Adviser and Related Companies

As of July 5, 2011, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D.           Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust.  In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls.  During the fiscal year ended March 31, 2011, the Audit Committee met four times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee will not consider nominees for Trustees recommended by security holders.  During the fiscal year ended March 31, 2011, the Nominating Committee did not meet.

Valuation Committee. The Trust‘s Valuation Committee, which meets when necessary, consists of Mr. Azariadis, Cheng, Keffer or Parish, the President or the Treasurer, a representative of the Fund Accountant and, if needed, a portfolio manager or a senior representative of the investment advisor to the Trust series holding securities that require fair valuation. Pursuant to the Trust‘s Pricing and Valuation Procedures, the Valuation Committee oversees the pricing of the Fund‘s shares and the activities of the Fund Accountant and the Advisor in connection with valuation of the Fund‘s portfolio securities; selects from time to time, subject to approval by the Board, independent pricing services to provide a market value or fair value of any portfolio security approved by the Board; makes and monitors fair-value determinations pursuant to these procedures; and carries out any other supervisory functions delegated to it by the Board relating to the valuation of Fund portfolio securities.  During the fiscal year ended March 31, 2011, the Valuation Committee met 158 times.

Qualified Legal Compliance Committee. The Trust’s Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees.  The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust.  During the fiscal year ended March 31, 2011, the QLCC did not meet.

E.           Compensation of Trustees and Officers

Each Trustee is paid an annual fee of $45,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $66,000. In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Trust, for the fiscal year ended March 31, 2011.

Trustee	Compensation from Fund	Pension or Retirement Benefits	Total Compensation from Trust
J. Michael Parish	$33,959	$ 0	$61,750
Costas Azariadis	$22,740	$ 0	$41,333
James C. Cheng	$22,740	$ 0	$41,333
John Y. Keffer	$0	$ 0	$ 0

F.           Investment Adviser

Services of Adviser.  The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser and Subadvisers

The following persons/entities control Absolute and each Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None

Subadvisers	Controlling Persons/Entities
Aronson+Johnson+Ortiz, LP	Theodore R. Aronson
Horizon Asset Management, Inc.	None
Kovitz Investment Group, LLC	Mitchell A. Kovitz
Longhorn Capital Partners, L.P.	Kristopher N. Kristynik
MetWest Asset Management, LLC	TCW Group, Inc., an international asset management firm
Mohican Financial Management, LLC	Eric C. Hage and Daniel C. Hage
SSI Investment Management, Inc.	John D. Gottfurcht and Amy Jo Gottfurcht
St. James Investment Company, LLC	Robert J. Mark
TWIN Capital Management, Inc.	Geoffrey Gerber
Yacktman Asset Management Co.	Donald A. Yacktman, Stephen A. Yacktman and Jason S. Subotky

Information Concerning Accounts Managed by Portfolio Managers

The following table provides information regarding other accounts managed by the portfolio manager as of March 31, 2011:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Jay Compson	1 ($593 million )	0 ($0 )	0 ($0 )	0 ($0 )	0 ($0 )	0 ($0 )

Conflicts of Interest . Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. A Subadviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. Each Subadviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, each Subadviser has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

Individuals who are involved in providing information or reports concerning the identification and selection of Subadvisers, as well as the allocation of Fund assets among Subadvisers, may be subject to conflicts of interest when developing such reports, based on other existing or potential relationships between such persons and such Subadvisers. To deal with these situations, the Adviser has developed procedures that seek to detect and monitor the existence of such non Fund-related relationships, and to cause such relationships to be disclosed to the relevant decision makers within the Adviser and/or the Fund.

With respect to securities transactions for clients, each Subadviser determines which broker to use to execute each order. However, a Subadviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, each Subadviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where a Subadviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Manager. The following compensation information has been provided by Absolute:

Portfolio Manager	Compensation
Jay Compson
Base salary and cash bonus (cash % of Adviser profits). The base salary is fixed. The cash % of profits is based on equity participation in the firm. Compensation is not based on the investment performance or assets of the Fund or other advisory accounts.

Portfolio Manager Ownership in the Fund. According to information provided by Absolute, the following Fund portfolio manager beneficially owned Fund shares as of March 31, 2011 in an amount within the referenced dollar range:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of March 31, 2011
Jay Compson	$500,001 - $1,000,000

Fees

The Adviser’s fee is calculated as a percentage fee of the Fund’s average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average daily net assets for the previous day. Absolute’s fee is paid monthly based on average daily net assets for the prior month. A Subadviser’s fee is calculated as a percentage of the Fund’s average daily net assets allocated to the Subadviser for management but is paid by Absolute and not the Fund. Thus, any fee breakpoints or other reduction in a Subadviser's fee rates inures to the benefit of Absolute rather than the Fund.

In addition to receiving its advisory fee from the Fund, Absolute may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund.

Table 1 in Appendix B shows the dollar amount of the fees paid to Absolute, the amount of fees waived by Absolute, and the actual fees retained by Absolute. The data presented are for the past three fiscal years.

Advisory Agreement. Absolute is not affiliated with Atlantic or any company affiliated with Atlantic. The Advisory Agreement remains in effect for a period of two years from the date of its initial effectiveness. Subsequently, the Investment Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Investment Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by Absolute on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Investment Advisory Agreement, Absolute is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

G.           Distributor

Distribution Services. The Distributor (also known as principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (the “FINRA”).

Under a Distribution Agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of each Fund. With respect to certain Financial Institutions and related Fund “supermarket” platform arrangements, the Fund and/or the Fund’s Adviser, rather than the Distributor, typically enter into such agreements. These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through Financial Intermediaries will be subject to the procedures of those intermediaries through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the Financial Intermediary through which they purchase shares.  Investors purchasing shares of the Fund through Financial Intermediaries should acquaint themselves with their intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their intermediary.  The Financial Intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.  The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services in that employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

Table 2 in Appendix B shows the aggregate sales charges paid to the Distributor, the amount of sales charge reallowed by the Distributor, and the amount of sales charge retained by the Distributor. The data are for the past three years.

Distribution Plan (R Shares). The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor and any other entity authorized by the Board, including the Adviser, (collectively, “Payees”) for distribution-related and/or shareholder services provided by the Payees, an aggregate fee equal to 0.35% of the average daily net assets of R Shares. Although the plan provides for payments of up to 0.35% of the average daily net assets of R Shares, the Board currently limits payments to 0.25% of average daily net assets of the Fund.  The plan is a core component of the ongoing servicing of R Shares.

The plan provides that the Payees may incur expenses for distribution and service activities including but not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to a Fund’s shareholder inquiries regarding the Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a Payee who engages in or support the distribution of Fund shares, or who provides shareholder servicing such as responding to a Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Absolute or others in connection with the offering of Fund shares for sale to the public.

The plan requires the Payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate Payees for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of R Shares, and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to R Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of R Shares.

Table 3 in Appendix B shows the dollar amount of fees payable by the Fund to the Distributor or its agents under the plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the plan. The data provided are for the past year.

H.           Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent and Compliance Services. Atlantic and its subsidiaries provide administration, fund accounting and transfer agency services to the Fund. Atlantic is a subsidiary of Forum Holdings Corp. John Y. Keffer, a Trustee, is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp., the parent entity of Atlantic.Prior to June 2, 2008, Citigroup Fund Services, LLC (“Citi”) served as the Fund’s administrator and fund accountant, pursuant to its Administration, Fund Accounting and Transfer Agency Services Agreement with the Trust dated April 20, 2007 (the “Citi Services Agreement”). Atlantic provides administration and fund accounting services to the Fund under an agreement (“Atlantic Services Agreement”) on terms similar to those in the Citi Services Agreement.

Pursuant to the Atlantic Services Agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month.

As Administrator, Atlantic administers the Fund’s operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, Transfer Agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Fund’s investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As Fund Accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund’s financial statements and tax returns.

The Atlantic Services Agreement with respect to the Fund continues in effect until terminated; provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Atlantic Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days’ written notice to the other party. The Atlantic Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Atlantic Services Agreement, Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Atlantic Services Agreement.

Under the Atlantic Services Agreement, Atlantic and certain related parties (such as Atlantic’s officers and persons who control Atlantic) are indemnified by the Fund against any and all claims and expenses related to the Atlantic’s actions or omissions that are consistent with Atlantic’s contractual standard of care. Under the Atlantic Services Agreement, in calculating the Fund’s NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Atlantic Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.

Atlantic serves as Transfer Agent and distribution paying agent for the Fund. The Transfer Agent and distribution paying agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Atlantic provides a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to its Compliance Services Agreement (the “Atlantic Compliance Services Agreement”) with the Fund, on behalf of the Trust. Prior to June 2, 2008, Foreside Compliance Services (“FCS”) provided Compliance Services to the Fund on terms similar to those in the Atlantic Compliance Services Agreement. For making available the CCO, AMLCO and Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Fund of (1) $22,000 (allocated equally to all Trust series for which the Adviser provides management services) and (2) $5,000 per Fund.

The Atlantic Compliance Services Agreement with respect to the Fund continues in effect until terminated. The Atlantic Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Atlantic Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Atlantic Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, and (2) Atlantic and certain related parties (“Atlantic Indemnitees”) are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnitee’ s actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic’s duties or by reason of reckless disregard of its obligations and duties under the Atlantic Compliance Services Agreement.

Table 4 in Appendix B shows the dollar amount of fees paid to Citi and Atlantic for administration services, the amount of fee that was waived by Citi and Atlantic, and the actual fees received by Citi and Atlantic. The data is presented for the past three fiscal years.

Table 5 in Appendix B shows the dollar amount of the fees accrued by the Fund to Citi and Atlantic for fund accounting services, the amount of the fee waived by Citi and Atlantic, and the actual fees received by Citi and Atlantic. The data is presented for the past three fiscal years.

Table 6 in Appendix B shows the dollar amount of the fees paid to FCS and Atlantic for Compliance Services, the amount of the fee waived by FCS and Atlantic and the actual fees retained by FCS and Atlantic. The data presented is for the past three fiscal years.

Custodian

Citibank, N.A. is the Custodian for the Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, New York 10013.

Legal Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, serves as legal counsel to the Fund.

Independent Registered Public Accounting Firm

BBD, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, providing audit services, tax services and assistance with respect to the preparation of filing with the SEC.  BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion.  BBD also reviews certain regulatory filings of the Fund.

PORTFOLIO TRANSACTIONS

A.           How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, Absolute or Subadviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, Absolute or Subadviser may utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.           Commissions Paid

Table 7 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or Absolute or Subadviser. The data presented are for the past three fiscal years.

C.           Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

Absolute or a Subadviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of Absolute or Subadviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by a Subadviser or Absolute in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker. The Adviser may also utilize a broker and pay a higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Adviser may also give consideration to research services furnished by brokers to the Adviser and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research may include reports that are common in the industry such industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service the Adviser’s accounts, and therefore the commission dollars spent for research benefit the Adviser’s clients and the Fund’s investors, although a particular client may not benefit from all the research received on each occasion. The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services.

Table 8 in Appendix B lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

D.           Counterparty Risk

Absolute or a Subadviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

E.           Transactions through Affiliates

Absolute or a Subadviser may effect transactions through affiliates of Absolute or Subadviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

F.           Other Accounts of the Adviser or Subadviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by Absolute or a Subadviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in Absolute’s or a Subadviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by Absolute or a Subadviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G.           Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

Portfolio Turnover Rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

H.           Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 9 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

I.           Portfolio Holdings

Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within ten days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund’s latest semi-annual report to shareholders or a copy of the Fund’s latest Form N-Q which contains the Fund’s portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-Q by accessing the SEC’s website at www.sec.gov.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operation that the Fund has retained them to perform. The Adviser to the Fund has regular and continuous access to the Fund’s portfolio holdings. In addition, the Fund’s Administrator, Custodian, Distributor and Fund Accountant as well as independent auditors, proxy voting services, mailing services and financial printers may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees, the Trust’ officers, legal counsel to the Trust and to the Independent Trustees, and the Fund’s independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if a Trust Officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purpose for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient, other than a ratings or ranking organization, receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. Any recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that, (1) the holdings information will be kept confidential, (2) no employee shall use the information to effect trading or for their personal benefit and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited.  The Trust Officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust Officer’s reasons for determining to permit such disclosure. Arrangements have been approved to provide a list of nonpublic portfolio holdings information to Hardin Compliance Consulting, LLC for the purpose of compliance consulting.

Adviser and Subadviser employees may manage accounts in addition to the Fund, and may establish accounts with other portfolio managers and Subadvisers. Although separate from the Fund, these accounts may be managed in an investment style similar to those assets of the Fund managed by the Subadviser and thus may have similar portfolio holdings, which are accessible by authorized individuals earlier than the Fund’s holdings disclosure policy.

No compensation is received by the Fund, nor, to the Fund’s knowledge, paid to its Adviser or any other party, in connection with the disclosure of the Fund’s portfolio holdings. The codes of ethics of the Trust, the Adviser and the Distributor are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings.  In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund’s portfolio holdings disclosure policy is subject to review by the Fund’s CCO who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

THERE IS NO ASSURANCE THAT THE FUND’S PORTFOLIO HOLDINGS DISCLOSURE POLICY WILL PROTECT THE FUND AGAINST POTENTIAL MISUSE OF HOLDINGS INFORMATION BY INDIVIDUALS OR FIRMS IN POSSESSION OF THAT INFORMATION.

PURCHASE AND REDEMPTION INFORMATION

A.           General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of each class on any weekday except days when the New York Stock Exchange (“NYSE”) is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The shares of the Fund may not be available for sale in the state in which you reside.  Please check with your investment professional to determine the Fund’s availability.

B.           Additional Purchase Information

Shares of each class of the Fund are offered on a continuous basis by the Distributor. The Fund reserves the right to refuse any purchase request. Fund shares are normally issued for cash only. In Absolute’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures). To conduct an in-kind purchase, contact the Fund's transfer agent.

IRAs. All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

UGMAs/UTMAs. If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a matter indicating custodial capacity.

C.            Additional Redemption Information

You may redeem Fund class shares at NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of a Fund class may be lower than the Fund class’ NAV. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus.

Suspension of Right of Redemption. The right of redemption may not be suspended, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order permit for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by Absolute, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

NAV Determination. In determining the NAV of a Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate)..

Distributions. Distributions of net investment income will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net capital gains will be reinvested at the Fund’s NAV (again, unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and the information in this section relate solely to U.S. federal income and excise tax law and assume that the Fund qualifies for treatment as a “regulated investment company” (as discussed below). This information is only a summary of certain key federal income and excise tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code as in effect on the date hereof, as well as court decisions through that date. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

A.           Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to continue to qualify for treatment as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is March 31 (the same as the Fund’s fiscal year-end).

1.           Meaning of Qualification

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, the excess of net short-term capital gain over net long-term capital loss, net gains and losses from certain foreign currency transactions, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company for a taxable year, the Fund must satisfy the following requirements, among others:

▪
The Fund must distribute at least 90% of its investment company taxable income for the taxable year. (Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to the previous taxable year for purposes of satisfying this requirement.)

▪
The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived from its business of investing in securities or those currencies, and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”).  A QPTP is a “publicly traded partnership” other than a partnership at least 90% of the gross income of which satisfies the Gross Income Requirement..

▪
The Fund must satisfy the following asset diversification tests at the close of each quarter of its taxable year: (1) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of an issuer and does not hold more than 10% of the outstanding voting securities of an issuer, equity securities of QPTPs being considered voting securities for these purposes); and (2) no more than 25% of the value of the Fund’s total assets may be invested in (i) the securities of any one issuer (other than government securities and securities of other regulated investment companies), (ii) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Diversification Requirements”).

 2.           Failure to Qualify

If for any taxable year the Fund does not qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as “qualified dividend income,” as defined in the Prospectus) to the extent of the Fund’s current and accumulated earnings and profits. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for regulated investment company treatment.

Failure to qualify for treatment as a regulated investment company would thus have a negative impact on the Fund’s after-tax performance. It is possible that the Fund will not qualify as a regulated investment company in any given taxable year.

If the Fund fails to satisfy the Diversification Requirements at the close of any quarter by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a regulated investment company if the discrepancy is eliminated within 30 days after the quarter’s close.  If the Fund fails to satisfy the Diversification Requirements (other than a “de minimis” failure, as defined in the Code) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner to be prescribed by the IRS; in that case, the Fund will also be liable for a tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of tax applicable to corporations (currently 35%).

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that taxable year if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a tax in an amount equal to the excess of its gross income that is not qualifying income for purposes of that requirement over 1/9 of its gross income that is such qualifying income.

B.           Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. These distributions will be taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals through December 31, 2012 at a maximum federal tax rate of 15% (0% for individuals in lower tax brackets) provided that certain holding period and other requirements are met. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions will not be treated as qualified dividend income. The Fund’s distributions of dividends that it receives from REITs generally will not constitute qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized capital losses from prior years)  for each taxable year. These distributions generally will be made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. These distributions will not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years) for a taxable year. These capital loss carryovers (losses in taxable years beginning after December 22, 2010 are unlimited) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund’s financial statements. Any such losses may not be carried back.

A distribution by the Fund that does not constitute an ordinary income or capital gain dividend will be treated as a return of capital. A return of capital distribution reduces your tax basis in  your shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund. If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain will be taxable to you in the manner described above, although the distribution economically constitutes a partial return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that year if the distribution is paid by the Fund in January of the following year.

The Fund will send you information annually as to the federal income tax status of distributions made (or deemed made) during the year.

C.           Certain Tax Rules Applicable to the Fund’s Transactions

Investments in Derivatives. When put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year are “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of the year. Gains or losses on these deemed sales, and those realized by the Fund on actual  sales of Section 1256 contracts,  are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exclude its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Investments in Certain Bonds. If the Fund invests in bonds issued with original issue discount, it generally will be required to include in income as interest in a taxable year, in addition to stated interest, if any received on those bonds, a portion of that discount, even though the Fund does not receive payment with respect thereto during the year.  As a result, in order not to be subject to federal income or excise taxes, the Fund may be required to pay an income distribution for a particular taxable year greater than the total amount of cash it actually receives as interest during the year.

Investments in Foreign Currencies and Securities. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues dividends, interest, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or losses. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of a forward contract denominated in a foreign currency, or from the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition also are treated as ordinary income or losses. These gains or losses increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for federal income tax purposes and the Fund does not make either of the elections described below, it may be subject to federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.”

The Fund could elect to “mark to market” stock in a PFIC. Under such an election, the Fund would include in income each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value in the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code, the Fund will be required to include in its income each taxable year a portion of the PFIC’s ordinary income and net capital gain, even if this income is not distributed to the Fund.

Investments in LLCs, LPs, and Grantor Trusts. The Fund may invest in LLCs and LPs that will be classified for federal tax purposes as partnerships (and this discussion assumes that classification). LLCs and LPs in which the Fund may invest may include (1) a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)”) (a “PTP”) or (2) a non-PTP at least 90% of the income of which satisfies the Gross Income Requirement. Certain of those PTPs will be QPTPs.

If an LLC or LP in which the Fund invests is a QPTP, all its net income (regardless of source) would be qualifying income to the Fund under the Gross Income Requirement.  The Fund’s investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets in order to satisfy the Diversification Requirements.  In addition, the Fund’s holding of more than 10% of a QPTP’s equity securities will not count toward its satisfying those requirements.

With respect to non-QPTPs, (1) if the LLC or LP is treated for federal tax purposes as a corporation, distributions from it to the Fund would likely be treated as “qualified dividend income” and disposition of the Fund‘s interest therein would be gain from the disposition of a security, or (2) if the LLC or LP is not treated as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, and in the case of a Fund investment in an LLC or LP that is not a PTP, the Fund would be able to treat its share of the entity’s income as qualifying income under the Gross Income Requirement only to the extent that income would be qualifying income if realized directly by the Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which the Fund invests may generate income and gains that is not qualifying income under the Gross Income Requirement. The Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a regulated investment company.

The Fund also may invest in grantor trusts, including ETFs that invest in commodities.  Such a trust is essentially disregarded for federal tax purposes, with the result that the Fund, as an investor therein, will be treated as owning shares or units of fractional undivided beneficial interest of the trust and will be required to include its proportionate shares of the trust’s income, deductions, and credits in computing its taxable income and credits.  Because those trusts ordinarily generate gross income that does not satisfy the Gross Income Requirement, the Fund will monitor and limit its investments in them to the extent necessary to preserve its status as a regulated investment company.

D.           Federal Excise Tax

A 4% non-deductible federal excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to at least (1) 98% of its ordinary income for the calendar year and (2) 98.2% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Fund’s income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the excise tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.           Sale, Exchange or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends in) other Fund shares within 30 days before or after the sale, exchange or redemption (a so-called “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.  For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election, the Fund will use a first in, first out cost basis method.  The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares.  Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.  The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

F.           State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

The Health Care Reform and Education Reconciliation Act of 2010 requires an individual to pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes net gains from the disposition of investment property, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers), for taxable years beginning after December 31, 2012.  This tax is in addition to any other taxes due on that income.  A similar tax will apply for those years to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

G.           Foreign Income Tax

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries cannot be determined.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your share of such foreign taxes as having been paid by you and (3) either deduct such share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against federal income tax. You may be subject to rules that limit or reduce your ability to fully deduct, or claim a credit for, your share of the foreign taxes paid by the Fund.

OTHER MATTERS

A.           The Trust and Its Shareholders

General Information. The Fund is a separate series of the Trust.  The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995.  On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust’s Trust Instrument permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”).  The Trust reserves the right to create and issue shares of additional funds.  The Trust and each fund will continue indefinitely until terminated.  Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund.  All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto.  The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights.  Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights.  Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares.  Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law.  Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; and (2) when the Trustees determine that the matter affects more than one fund and all affected funds must vote.  The Trustees may also determine that a matter only affects certain funds or classes of the Trust and thus only those funds or classes are entitled to vote on the matter.  Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.  There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Termination or Reorganization of Trust or Its Series.  The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company.  Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Trustees may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B.           Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of July 5, 2011, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of July 5, 2011 , certain shareholders of record owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of the shares of the Fund are listed in Table 10 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 5, 2011 , no shareholder own ed of record or beneficially, 25% or more of the Fund’s voting securities.

C.           Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust’s Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust’s Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.           Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust, Absolute and each Subadviser are included in Appendix D. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2010 will be available on or after August 31, 2010 (1) without charge, upon request, by contacting the Transfer Agent at (888) 992-2765 or (888) 99-ABSOLUTE and (2) on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the period ended June 30, 2010 will also be available on the Fund’s website at www.absoluteadvisers.com.

E.           Code of Ethics

The Trust, Absolute and each Subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and each Subadviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

F.           Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G.           Financial Statements

The Trust’s independent registered public accounting firm, BBD, LLP, audits and reports on the Fund’s annual financial statements. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings’ (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'.  For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).
CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D –Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:
•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults – “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 - Speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.
MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Commercial Paper Ratings

S&P’s Commercial Paper Ratings:

The following descriptions of S&P’s commercial paper ratings have been published by Standard & Poor’s Financial Service LLC.
A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation , including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Commercial Paper Ratings:

The following descriptions of Moody’s commercial paper ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Commercial Paper Ratings:

The following descriptions of Fitch’s commercial paper ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D –Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B – MISCELLANEOUS TABLES

Table 1- Investment Advisory Fees

The following table shows the dollar amount of fees paid to Absolute by the Fund, the amount of fee that was waived by Absolute, if any, and the actual fees retained by Absolute.

	Advisory Fee Accrued	Advisory Fee Waived	Advisory Fee Retained
Period Ended March 31, 2011	$45,874,955	$0	$45,874,955
Period Ended March 31, 2010	$21,873,044	$0	$21,873,044
Period Ended March 31, 2009	$14,569,315	$0	$14,569,315

Table 2 – Sales Charges (R Shares Only)

The following tables show the dollar amount of aggregate sales charge paid to the Distributor, the amount retained, and the amount reallowed to financial institutions in connection with purchases of the Fund’s R Shares.

	Aggregate Sales Charge	Sales Charge Retained	Sales Charge Reallowed
R Shares
Period Ended March 31, 2011	$0	$0	$0
Period Ended March 31, 2010	$0	$0	$0
Period Ended March 31, 2009	$39,107	$4,020	$35,087

Table 3 – Rule 12b-1 Distribution Fees (R Shares Only)

The following table shows the dollar amount of fees paid to the Distributor by the Fund pursuant to the Plan, the amount of fee that was waived by the Distributor, if any, and the actual fees retained by the Distributor.

	Plan Fee Charge	Plan Fee Waived	Plan Fee Received
R Shares
Period Ended March 31, 2011	$260,987	None	$260,987
Period Ended March 31, 2010	$183,348	None	183,348
Period Ended March 31, 2009	$76,964	None	$76,964

Table 4 – Administration Fees

The following table shows the dollar amount of fees paid to Citi, the Fund’s prior Administrator and Atlantic, the amount of fee that was waived by Citi and Atlantic, and the actual fees received by Citi and Atlantic.

	Administration Fee Accrued	Administration Fee Waived	Administration Fee Retained
Period Ended March 31, 2011	$ 891,111	$0	$ 891,111
Period Ended March 31, 2010	$594,181	$0	$594,181
Period Ended March 31, 2009	$527,173	$51	$527,122

Table 5 – Accounting Fees

The following table shows the dollar amount of fees payable to Citi, the Fund’s prior accountant, and Atlantic, with respect to the Fund, the amount of fee that was waived by Citi and Atlantic, if any, and the actual fee received by Citi and Atlantic.

	Accounting Fee Accrued	Accounting Fee Waived	Accounting Fee Retained
Period Ended March 31, 2011	$138,695	$0	$138,695
Period Ended March 31, 2010	$148,606	$0	$148,606
Period Ended March 31, 2009	$164,824	$0	$164,824

Table 6 – Compliance Fees

The following table shows the dollar amount of the fees paid to FCS and Atlantic for Compliance Services, the amount of the fee waived by FCS and Atlantic and the actual fees retained by FCS and Atlantic. The data presented is for the past three fiscal years.

	Compliance Fee Accrued	Compliance Fee Waived	Compliance Fee Retained
Period Ended March 31, 2011	$88,274	$13,525	$74,749
Period Ended March 31, 2010	$104,292	$27,336	$76,956
Period Ended March 31, 2009	$106,910	$3,458	$103,452

Table 7 – Commissions

The following table shows the brokerage commissions of the Fund and includes $10,977 paid to Kovitz Securities, LLC, an affiliate of Kovitz Investment Group, LLC, a Subadviser to the Fund.

	Total Brokerage Commissions ($)	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Absolute, Subadviser or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Absolute, Subadviser or Distributor
Period Ended March 31, 2011	$4,187,685	$10,977	0.003%
Period Ended March 31, 2010	$2,452,332	$19,306	0.008%
Period Ended March 31, 2009	$2,149,198	$0	0%

Table 8 – Directed Brokerage

The following table lists each broker to whom the Fund directed brokerage during the past fiscal year in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

	Broker Name	Amount Directed	Amount of Commissions Generated
Period Ended March 31, 2010	BNP Parabas Brokerage Services Inc.	$ 246,578,636	$ 143,137
	Credit Suisse	$ 13,847,675	$ 13 , 050
	Citibank Group	$ 23,288,156	$ 46,188
	Goldman Sachs & Co.	$ 52,767,728	$ 58,700
	Instinet Corp.	$ 91,343,203	$ 68,995
	Jefferies & Co. Inc.	$ 118,654,207	$ 49,345
	Weeden & Co.	$ 1,899,492	$ 1,975
	Westminster Financial	$112,054,448	$57,475
	Merrill Lynch	$18,797,896	$22,660

Table 9 - Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

	Regular Broker or Dealer	Value Held
Period Ended March 31, 2011	Goldman Sachs & Co.	$ 6,780,684
	JP Morgan Securities	$ 4,599,514
	Citibank Group	$ 4,268,878

Table 10 - 5% Shareholders

The following table lists: (1) the persons who owned of record 5% or more of the outstanding Fund shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund shares, as of July 5, 2011 :

Name and Address	% of R Class Shares
Charles Schwab & Co Inc. Special Custody Account FBO Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	7.44%
Citigroup Global Markets 333 West 34th Street New York, NY 10001	7.01%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.21%

Name and Address	% of Institutional Class Shares
Charles Schwab & Co Inc. Special Custody Account FBO Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	24.44%
National Financial Service For Exclusive Benefit of Customers One Financial Center 200 Liberty Street New York, NY 10281	21.24%
SEI Private Trust Company c/o Suntrust Bank ID 866 One Freedom Valley Drive Oaks, PA 19456	9.28%
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	6.39%
MORI Co c/o Commerce Bank 911 Main Street, Suite 201 Kansas City , MO 64105	5.51%

APPENDIX C – PROXY VOTING PROCEDURES

FORUM FUNDS
POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

July 31, 2003
As Amended September 14, 2004 and December 11, 2009

SECTION 1.  PURPOSE

Shareholders of the various series of Forum Funds (the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

SECTION 2.  RESPONSIBILITIES

(A)           Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

(B)           Reporting. The Adviser shall provide periodic reports to the Trust as to the implementation and operation of these Policies and the proxy voting policies and procedures of the Adviser as they relate to the Funds.

SECTION 3.  SCOPE

These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4.  POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)	General
(1)
Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2)	Absence of Proxy Voting Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B) Routine Matters As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

(1)
Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)	Appointment of Auditors. Management recommendations will generally be supported.

(3)
Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

(C)           Non-Routine Matters

(1)	Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2)	Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)
Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)
Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)
Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)           Conflicts of Interest Each Adviser is responsible for maintaining procedures to identify conflicts of interest and, when applicable, determining the adequacy of a Proxy Voting Service’s procedures to identify conflicts. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, the Proxy Voting Service or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If a Proxy Voting Service determines it has a conflict of interest with respect to voting proxies on behalf of the Fund, the Adviser shall vote the proxy in the best interests of the Fund and its shareholders.

If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according to the determination and maintain records relating to this process.

(E)           Abstention The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Chairman of the Board may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

APPENDIX D – ADVISER/SUBADVISER PROXY VOTING PROCEDURES

I.	GENERAL STATEMENT

Absolute Investment Advisers LLC (the “Adviser”) has discretion to vote the proxies received by Absolute Strategies Fund (the “Fund”), a series of Forum Funds (the “Trust”), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Fund’s shareholders and in accordance with these procedures and policies.

II.	POLICIES AND PROCEDURES FOR VOTING PROXIES

In its role as investment adviser to the Fund, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust’s policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund’s investment objectives, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Adviser.

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust’s procedures as they relate to the resolution of conflicts of interest with respect to voting Fund shares.

III.	RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

A.	Copies of the proxy voting procedures and policies, and any amendments thereto.

B.
A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

C.	A record of each vote that the Adviser casts.

D.	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E.
A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV.	DISCLOSURE

A.
The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client’s proxy.

B.
A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser’s Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

SUBADVISER PROXY VOTING PROCEDURES

ARONSON+JOHNSON+ORTIZ, LP (AJO)

OVERVIEWAronson Johnson Ortiz, LP (AJO) exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client’s investment management agreement; other clients retain this authority. In the case of ERISA accounts, AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

Each client account is voted by the firm’s Proxy Manager, and AJO’s proxy voting is overseen by the firm’s Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with AJO’s fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. AJO’s quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues, AJO will rely primarily on one or more independent third-party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. AJO has procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. AJO votes each proxy individually and on rare occasions we will not follow the third-party recommendation. AJO will only vote against the recommendation where it is in the portfolio’s best interests to do so and where AJO has no material conflict of interest  (see “Conflicts of Interest,” below).

In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

C ONFLICTS   OF I NTEREST

Actual and potential conflicts of interest, including conflicts of interest of our third- party proxy service, are monitored by AJO’s Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the recommendation of our proxy voting service, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. If our primary proxy voting service has a conflict of interest that causes it to abstain from making a recommendation on the proxy, the Committee will determine how to vote the proxy.  In making this determination the committee may use the guidelines issued by our proxy voting service for similar proxy issues or may seek  the recommendation of a secondary proxy voting service.

R ECORD - K EEPING

AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third-party service providers or by relying on records available on EDGAR, the SEC’s online document filing and retention system.

V OTE D ISCLOSURE

Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215.546.7500.

AJO treats proxy votes as the property of the client and will generally not disclose proxy votes to third parties.  AJO may be required by law or regulation to report or disclose to the SEC or to other regulatory bodies how AJO votes on certain proxy issues.  Such disclosure may become publicly available.

HORIZON ASSET MANAGEMENT SERVICES, LLC

PROXY VOTING POLICIES AND PROCEDURES
Horizon provides investment advisory services to managed accounts and private investment funds and invests the assets of these funds and accounts in securities issued by public and private issuers. Horizon  has authority to vote proxies relating to such securities on behalf of the funds and accounts it manages.

The SEC has adopted Rule 206(4)-6 under the Advisers Act. Under this rule, registered investment advisers that exercise voting authority over securities held in Advisory Client portfolios are required to implement proxy voting policies and describe those policies to their Advisory Clients . The policies attempt to elucidate a complex subject. Horizon may, from time to time, determine that it is in the best interests of its Advisory Clients to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the CCO.

General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to Advisory Client securities, including interests in private investment funds, if any, (collectively, "proxies"), in a manner that serves the best interests of the funds  and accounts managed by Horizon, as determined by it in its discretion, taking into account that one of the key factors Horizon considers when determining the desirability of investing in a particular company is the quality and depth of its management. With that in mind, Horizon recognizes that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, Horizon believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted.

The company’s position, however, will not be supported in any situation where it is found to be not in the best interests of their Advisory Client , and Horizon may always elect to vote contrary to management where it believes a particular proxy proposal may adversely affect the company.

Horizon has engaged Risk Metrics Group (“RMG”), formerly Institutional Shareholder Services (ISS), to vote all Advisory Client proxies according to its internal guidelines, unless Horizon affirmatively directs them to the contrary. In order for Horizon to override RMG’s vote, the portfolio manager requesting an override must receive approval from Horizon’s CCO. Approval by Horizon’s CCO will be granted after a review of any conflicts or potential conflicts of interest that would accrue from a change in a proxy vote. Moreover, RMG will be responsible for maintaining the records of all votes and for the generation of reports.

Horizon shall not exercise the shareholder voting rights delegated to Horizon by Advisory Clients relating to investments in a public utility company or public utility holding company or act in any other way to exercise control over any public utility company or public utility holding company.

KOVITZ INVESTMENT GROUP, LLC

Proxy Voting

Policy

Kovitz Investment Group, LLC, as a matter of policy and practice, subject to ERISA, generally will not vote proxies on behalf of advisory clients unless KIG accepts and agrees, on a client-by-client basis, to have such authority. The firm may offer assistance as to proxy matters upon a client’s request, but the client always retains the proxy voting responsibility. Kovitz Investment Group, LLC's policy of having no proxy voting responsibility is disclosed to clients.   Accordingly, customers will receive information directly from issuers with respect to their voting responsibilities.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised

, and KIG believes that the passive holding of corporate stocks (whether on its own behalf or on the behalf of its clients) without assessment of the financial performance of a corporation and its management does not fulfill KIG’s obligation as a shareholder.   Investment advisers registered with the SEC , and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a)   adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b)   to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c)   to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d)   maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility
Steven E. Hengst has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of clients without an appropriate review and change of the firm's policy with appropriate regulatory requirements being met and records maintained.

Procedure

Kovitz Investment Group, LLC has adopted the following procedures:

•	Kovitz Investment Group, LLC discloses its proxy voting policy of not voting proxies in the firm's Disclosure Document, advisory agreement or other client information.

•	Kovitz Investment Group, LLC's advisory agreements provide that the firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.

•	Kovitz Investment Group, LLC's new client information materials may also indicate that advisory clients retain proxy voting authority.

•	Kovitz Investment Group, LLC has verified that provisions have been made (through clearing firm) to ensure that clients receive proxy materials directly.

•	The following procedures apply if KIG accepts and agrees to vote proxies for a client:

-
In order to discharge its obligations, guided by the primary objective of maximization of shareholder wealth, the lead portfolio manager or analyst for a portfolio company will review proxies for that company, and make a recommendation as to how KIG should vote its shares with respect to that proxy.  KIG will vote its shares and its clients’ shares with respect to such proxies.

-	On issues of corporate governance, KIG will generally vote proxies with consideration of the following general guidelines:

•	Ratify Auditors unless previous auditor was dismissed for a disagreement with management;
•	Ratify Directors unless governance issue has been raised or there is a lack of diversity on the board;
•	Vote against golden parachutes for executives;
•	Vote for proposals requiring a majority of independent directors;
•	Vote for proposals requiring nominating and/or compensation committees to be composed exclusively of independent directors;
•	Vote against incentive payments not related to financial performance;
•	Vote against incentive payments that are tied to social and environmental performance;
•	Vote against proposals to approve multiple amendments to charter or by-laws if the amendment reduces shareholders’ rights;
•	Vote against proposals to adopt or ratify shareholders rights plan (poison pill) and for management proposal to redeem a shareholders rights plan (poison pill);
•	Vote against proposals recognizing the standing of stakeholders other than shareholders in governance and control.

-
KIG may, considering the circumstances, and on a case-by-case basis, engage the use of third-party service providers to assist in discharging its proxy voting responsibilities.  Notwithstanding the general guidelines listed above, KIG may adopt the proxy voting guidelines adopted by such third-party service providers, should it find such guidelines appropriate.

Conflicts of Interest

If KIG accepts and agrees to vote proxies on behalf of clients, material conflicts of interest may arise that can affect how KIG votes.  If KIG has a business relationship with an issuer soliciting proxies, KIG may have an incentive to vote a particular way that is not in the shareholder’s (client’s) best interest.  KIG will address such conflicts in the following manner:

•	KIG will first determine if it has a material business relationship with the issuer;

•	If a material business relationship exists, KIG will research the specific proxy matter and ascertain how the third-party service provider intends to vote such proxies;

•	If the service provider’s intended vote is not in the best interest of the client, KIG will “override” or direct the service provider to vote in such a manner that puts the client’s interests first;

•
In addition, KIG will disclose to such clients if a material business relationship exists with a particular issuer.  If a conflict of interest exists with respect to a specific proxy matter, KIG will disclose the conflict to the client and how it (or its service provider) intends to vote on such a matter.

Proxy Voting with Respect to Hedge Fund Clients

For most purposes, Anchor Capital Partners I, L.P., New Millennium Fundamental Hedged Equity, L.P., and New Millennium Fundamental Hedged Equity QP, L.P., which are hedge funds, are each considered a client of KIG (the underlying investors in each fund are not considered clients of KIG).

Absent extraordinary circumstances, KIG generally votes with management.  However, absent extraordinary or extenuating circumstances (e.g., large ownership percentage holding, significant knowledge about the issue at hand, etc.) KIG will not cast proxy votes on behalf of the hedge funds.  KIG believes that investors in the hedge funds would be better served if KIG spent its time managing the investments of the hedge funds, rather than spending time on analyzing proxy matters.  The hedge funds’ investments are generally in large, liquid stocks, and the percentage ownership in their portfolio investments/companies by the hedge funds at any given time is negligible.  Casting votes on behalf of the hedge funds would have a negligible impact unless a hedge fund held a significant position in a particular company.  Given the investment philosophy and trading strategy of KIG, this is unlikely to occur.  KIG believes that voting proxies without undertaking the required due diligence is irresponsible.

Disclosure of KIG’s proxy voting policies and procedures to the “client” in this case would be self-serving because the disclosures would be directed to the hedge funds, and KIG, which makes the decisions, would be the recipient of such disclosure.

Records

KIG will monitor and maintain records of proxy votes (including those cast by third-party service providers) where applicable.

LONGHORN CAPITAL PARTNERS, L.P.

Longhorn Capital Partners, L.P.

Proxy Voting Guidelines

1.             Application; General Principles

1.1             These proxy voting guidelines (the “Guidelines”) apply to securities held in investor accounts as to which Longhorn Capital Partners, L.P. (the “Company”) has direct voting authority granted by the Client upon initial investment.

1.2             The Company shall vote proxies in respect of securities owned by or on behalf of a investor in the investor’s best economic interests and without regard to the interests of the Company or any other investor of the Company.

1.3             If the investor does not grant direct voting authority to the Company, upon receipt by the Company of any proxy statement, the Company will seek voting authority from the investor and/or forward the proxy statement to the investor.

2.             Voting; Procedures

2.1             To provide centralized management of the proxy voting process the Chief Investment Officer (the “CIO”) shall be responsible for administering these Guidelines.

2.1.1             The CIO shall:

•
supervise of the proxy voting process, including the identification of material conflicts of interest involving the Company and the proxy voting process in respect of securities owned by or on behalf of such investors;

•	determine how to vote proxies relating to issues not covered by these Guidelines; and

•	determine when the Company may deviate from these Guidelines.

2.2             Unless the CIO otherwise determines (and documents the basis for his decision) or as otherwise provided below, the CIO shall cause proxies to be voted in a manner consistent with the Guidelines.

2.2.1             Where a material conflict of interest has been identified and the matter is covered by the Guidelines, the CIO shall cause proxies to be voted in accordance with the Guidelines.

2.2.2             For investors that are registered investment companies or would be registered investment companies but for an exemption (“Funds”), where a material conflict of interest has been identified and the matter is not covered by the Guidelines, the Company shall disclose the conflict and the CIO’s determination of the manner in which to vote to the Fund’s management.  The CIO’s determination shall take into account only the interests of the Fund, and the CIO shall document the basis for the decision and furnish the documentation to the management.

2.2.3             For investors that are unregistered pooled investment vehicles, where a material conflict of interest has been identified and the matter is not covered by the Guidelines, the Company will generally vote in accordance with the recommendation of an independent third party.

2.2.4             For investors other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Guidelines, the CIO shall disclose the conflict to the investor and advise the investor that its securities will be voted only upon the investor’s written direction.

2.3             The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its investor’s overall best interests not to vote.  Such determination may apply in respect of all investor holdings of the securities or only certain specified investors, as the Company deems appropriate under the circumstances.  As examples, the CIO may determine how to vote proxies on matters such as: (a) corporate governance, (b) disclosure of executive compensation, or (c) share repurchase programs.

2.4             The Company has engaged a third party proxy service provider to manage and vote proxies on behalf of the Company’s Clients pursuant to the third party proxy service provider’s recommendation or in the absence there of the underlying issuer’s management vote recommendation.  The CIO may override the voting recommendations at any time in his sole discretion.

3. Conflicts of Interest

3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Guidelines:

3.1.1             The issuer is a investor of the Company accounting for more than 5% of the Company’s annual revenues.

3.1.2             The issuer is an entity that reasonably could be expected to pay the Company more than $1million through the end of the Company’s next two full fiscal years.

3.1.3             The issuer is an entity in which an officer or director of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative 1 otherwise has received more than $150,000 during the Company’s last three fiscal years.

3.1.4             The matter under consideration could reasonably be expected to result in a financial benefit to the Company of at least $1million through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a mutual fund advised by the Company or an affiliate).

3.1.5             Another investor or prospective investor of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any investor’s securities on a particular matter in a particular way.

3.1.6             Any other circumstance where the Company’s duty to serve its investors’ interests, typically referred to as its “duty of loyalty”, could be compromised.

3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of these Guidelines in respect of a specific vote or circumstance if:

3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if:  (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the investor’s holdings with the Company.

3.2.2             The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.             Recordkeeping and Retention

4.1             The Company shall retain records relating to the voting of proxies, including:

4.1.1             Copies of these Guidelines and any amendments thereto.

4.1.2             A copy of each proxy statement that the Company receives regarding investor securities.

4.1.3             A copy of any request by the Company to the investor for voting authority and a copy of the proxy statement forwarded to the investor if the investor reserves the right to vote the proxy.

4.1.4             Records of each vote cast by the Company on behalf of investors.

4.1.5             A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.6             A copy of each written request for information on how the Company voted proxies on behalf of the investor, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2             These records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3             The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

METROPOLITAN WEST ASSET MANAGEMENT, LLC

WEST GATE ADVISORS, LLC
PROXY AND CORPORATE ACTION VOTING POLICIES AND
OVERVIEW OF PROCEDURES JULY 1, 2006

I. POLICY

Metropolitan West Asset Management, LLC (“MWAM”) and West Gate Advisors, LLC (“WGA”) act as discretionary investment advisers for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). While MWAM and WGA primarily manage fixed income securities, each may on occasion hold a voting security (or a security for which shareholder action is solicited) in a client account. Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, MWAM and WGA will vote all proxies or act on all other actions received in sufficient time prior to the deadlines as part of their full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions for clients, MWAM and WGA’s utmost concern is that all decisions be made solely in the best interest of their clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). MWAM and WGA will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of their accounts.

II. PURPOSE

The purpose of these Proxy Voting and Corporate Action Policies and Overview of Procedures is to memorialize the procedures and policies adopted by MWAM and WGA which enable each to comply with their accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

III. PROCEDURES

MWAM’s 2 Operations Department is ultimately responsible for ensuring that all proxies received by MWAM and WGA are voted in a manner that is both timely and consistent with each client’s best interest. Although many proxy proposals can be voted in accordance with our established guidelines (See Section V of this Policy for details of these guidelines), we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines. The Chief Financial Officer (or a designee who must be a Fund Officer) will review all proxy decisions for the Metropolitan West Funds before mailing. The Chief Operating Officer, Director of Client Services or a designee will review all proxy decisions on the separate accounts prior to mailing The Operations Department is also responsible for ensuring that all corporate actions received by MWAM and WGA are addressed in a timely manner and consistent action is taken across all portfolios.

1 For detailed procedures for Class Action and Proxies, see P:\Compliance-PublicReferenceDocuments\Investment Adviser (MWAM).

2 All registered persons of MWAM and WGA are MWAM employees. Within contexts where applicable to the authorized business areas of MWAM and WGA, all references to MWAM employees shall be construed to mean both MWAM and WGA persons.

The Operations Department is also responsible for requiring any personnel, who are responsible for making proxy voting decisions, to report any attempts by others in the firm to influence their voting of client proxies in a manner that is inconsistent with the best interest of the client. These reports shall be made to the Chief Compliance Officer or a member of executive management.

The Operations Department shall also report to the Chief Compliance Officer, or a designee, all conflicts of interest that arise. The Chief Compliance Officer shall ensure that such conflicts are resolved. If necessary, such reports may lead to amending the firm’s proxy voting policies & procedures. Finally, consistent with the fiduciary duty of care, Operations Department may also monitor corporate events as they relate to proxies and/or class actions.

A. Conflict of Interest

MWAM and/or WGA can have conflict of interest if it is called to vote on a proxy or respond to class action for a company of the Adviser or the Adviser’s control affiliate, such as the Metropolitan West Funds. Such conflict may also pertain to relationships that the Advisers have with issuers, such as clients that issue securities. As an example, the conflict of interest may arise when MWAM is requested to respond to a proxy issued by the Metropolitan West Funds which are held in a managed account of MWAM. Where a proxy proposal raises a material conflict of interest between MWAM or WGA’s interests and the client’s, including a mutual fund client, MWAM and WGA will resolve such a conflict in the manner described below:

1. Obtain Consent of Clients. As MWAM and WGA have discretion to make a case-by-case decision under the Guidelines with respect to the proposal in question, they will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. Prior to contacting the client, Operations Department shall consult with the Chief Compliance Officer (or his designee). The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict, so that the client would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, MWAM and WGA will abstain from voting the securities held by that client’s account.

2. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct MWAM or WGA to forward all proxy matters in which MWAM or WGA may have a conflict of interest regarding the client’s securities to an independent third party for review. Where such independent third party’s recommendations are received on a timely basis, MWAM and WGA will vote all such proxies in accordance with the third party’s recommendation. If the third party’s recommendations are not timely received, MWAM and WGA will abstain from voting the securities held by that client’s account.

B. Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where MWAM or WGA has determined that it is in the client’s best interest, MWAM and WGA will not vote proxies received. The following are some circumstances where MWAM and WGA will limit their role in voting proxies received on client securities. MWAM or WGA will follow an analogous process for Class Actions, when applicable.

1. Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, MWAM and WGA will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by MWAM or WGA it will promptly be forwarded to the client.

2. Terminated Account: Once a client account has been terminated with MWAM or WGA in accordance with its investment advisory agreement, neither MWAM or WGA will vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3. Limited Value: If MWAM or WGA concludes that the value on a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, MWAM and WGA will abstain from voting a client’s proxies. Neither MWAM nor WGA votes proxies received for securities which are no longer held by the client’s account. In addition, neither MWAM nor WGA generally votes securities where the economic value of the securities in the client account is less than [$500].

4. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, MWAM and WGA may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits of the proxy proposal.

5. Unidentified Proxy Owner: Infrequently, MWAM and WGA may receive a proxy for a client that cannot be identified through the materials received. In these circumstances, MWAM and WGA will exercise their best efforts to identify the client to which the proxy belongs. If the client cannot be identified, the policy of MWAM and WGA is to not vote the proxy. This policy was adopted for various reasons, including: (i) the inability to confirm current client ownership of the security; (ii) the risk of voting contrary to a client’s requirements or of voting when the client has reserved voting authority; and (iii) the administrative burden of voting and tracking a proxy action not related to any particular client account when there is no clear benefit for any particular clients.

IV. RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, MWAM and WGA will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that MWAM and WGA may rely on the proxy statement filed on EDGAR as their records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision regarding how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

MWAM and WGA will describe in Part II of their Form ADV’s (or other brochure fulfilling the requirement of Rule 204-3) their proxy voting policies and procedures and will advise clients about how they may obtain information on how MWAM or WGA voted their securities. Clients may obtain both information on how their securities were voted and a copy of the Policies and Procedures by written request addressed to MWAM or WGA respectively. MWAM will enter into arrangements with all mutual fund clients to provide any information required to be filed by such mutual fund on Form N-PX.

V. GUIDELINES

Proxy Voting

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A. VOTE AGAINST

1. Issues regarding Board entrenchment and anti-takeover measures such as the following:

a. Proposals to stagger board members’ terms;

b. Proposals to limit the ability of shareholders to call special meetings;

c. Proposals to require super majority votes;

d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e. Proposals regarding “fair price” provisions;

f. Proposals regarding “poison pill” provisions; and

g. Permitting “green mail”.

h. Providing cumulative voting rights.

i. “Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding South Africa.

B. VOTE FOR

1. Election of directors recommended by management, except if there is a proxy fight.

2. Election of auditors recommended by management, unless seeking to replace if a dispute exists over policies.

3. Date and place of annual meeting.

4. Rotation of annual meeting place.

5. Limitation on charitable contributions or fees paid to lawyers.

6. Ratification of directors’ actions on routine matters since previous annual meeting.

7. Confidential voting.

8. Limiting directors’ liability

C. CASE-BY-CASE

Proposals to:

1. Pay directors solely in stock.

2. Eliminate director mandatory retirement policy.

3. Mandatory retirement age for directors.

4. Rotate annual meeting location/date.

5. Option and stock grants to management and directors.

6. Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

7. Fundamental investment policy changes for registered investment vehicles.

8. Change in corporate governance structures

9. Adoption of amendments to compensation plans, including stock option plans

® Class Action

Keeping in mind that fiduciary issues should be the primary consideration, each class action and the affected clients will be considered individually in deciding whether or not clients may be eligible to become a member of the class and participate in any settlement or judgment arising from a class action lawsuit Factors involved in this decision include: the amount of the potential settlement, whether the client remains an MWAM client, whether MWAM has any particular insight into the litigation under question, the status of the class action suit, and any other pertinent factors under the circumstances.

/1/ The Adviser may choose instead to have a third party retain a copy of proxy statements (provided that third party undertakes to provide a copy of the proxy statements promptly upon request).

/2/ The Adviser may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

MOHICAN FINANCIAL MANAGEMENT, LLC.

Mohican Financial PROXY VOTING POLICY and procedures

If the Adviser exercises voting authority with respect to client securities, the Adviser is required to adopt and implement written policies and procedures that are reasonably designed to ensure that the Adviser votes client securities in a manner consistent with the best interests of such client. (Rule 206(4)-6). The SEC has indicated that a discretionary investment manager is required to exercise voting authority with respect to client securities, even if the investment advisory agreement is silent on this point, unless the client has specifically retained voting authority. The Adviser’s proxy voting policy and procedures is set forth in Appendix M.

Adopted 1 January 2006
Revised as of December 2005

I. STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such right is properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. PROXY VOTING PROCEDURES

All proxies received by the Adviser will be sent to the Compliance Officer. The Compliance Officer will:

•	Keep a record of each proxy received;

•	Forward the proxy to the portfolio manager;

•	Determine which accounts managed by the Adviser hold the security to which the proxy relates;

•
Provide the portfolio manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

•
Absent material conflicts (see Section IV below), the portfolio manager will determine how the Adviser should vote the proxy. The portfolio manager will send its decision on how the Adviser will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

•
The Adviser may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. VOTING GUIDELINES

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

•
Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

•
Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

•	whether the proposal was recommended by management and the Adviser’s opinion of management;

•	whether the proposal acts to entrench existing management; and

•	whether the proposal fairly compensates management for past and future performance.

IV. CONFLICTS OF INTEREST

1. The Compliance Officer will identify any conflicts that exist between the interests of the Adviser and its clients. In particular, the portfolio manager will notify the Compliance Manager of any relationship the Adviser has with any issuer of a security and the Compliance Officer will determine if the relationship is a potential conflict of interest.

2. If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. The Adviser will also determine whether it is appropriate to disclose the conflict to the affected clients and give the clients the opportunity to vote their proxies themselves. Absent the client reserving voting rights, the Adviser will vote the proxies solely in accordance with the policies outlined in Section III. “Voting Guidelines” above.

V. DISCLOSURE

1. The Adviser will disclose in its Form ADV Part II that clients may contact the Compliance Officer via e-mail or telephone to obtain information on how the Adviser voted such client's proxies and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent.

SSI INVESTMENT MANAGEMENT INC.

PROXY VOTING POLICIES AND PROCEDURES STATEMENT

This Statement of Policies and Procedures (this “Statement”) sets forth the policies and procedures of SSI Investment Management Inc. (the “Firm”) with respect to proxy voting. This Statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this Statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

A. Certain Definitions

“Client” means any person (including any Investment Fund) to which or for whom the Firm provides investment advisory services.

“Discretionary Account” means the investment portfolio of any Client with respect to which that Client has granted the Firm (a) discretionary proxy voting authority, or (b) discretionary investment authority without expressly retaining proxy voting authority. All Investment Funds are Discretionary Accounts.

“Investment Fund” means any United States or non-United States investment fund or pool of which the Firm serves as general partner, managing member or investment adviser or in a similar capacity.

“Non-Discretionary Account” means the investment portfolio of any Client with respect to which that Client (a) has granted the Firm discretionary investment authority but has expressly retained proxy voting authority, or (b) has not granted the Firm discretionary investment authority or discretionary proxy voting authority.

“Proxy Control Associate” means the person responsible for overseeing the adherence to the policies and procedures related to proxy voting.

B. Use of Proxy Voting Service

The Firm has retained the services of Risk Metrics Group (“Risk Metrics,” formerly Institutional Shareholder Services, Inc.), which provides research and recommendations on proxy voting issues. Risk Metrics has authority to vote the proxies for each Discretionary Account, in accordance with the Proxy Voting Policies set forth below.

From time to time, SSI reviews the policies and procedures that Risk Metrics has adopted and implemented to insulate Risk Metrics’ voting recommendations from incentives to vote the proxies to further their relationships with issuers.

C. Discretionary Accounts

For all accounts SSI has voting authority, the Firm will instruct each custodian for a Discretionary Account to deliver to Risk Metrics all proxy solicitation materials received with respect to that Discretionary Account. Risk Metrics will review the securities held in its Discretionary Accounts on a regular basis to confirm that Risk Metrics receives copies of all proxy solicitation materials concerning such securities.

The Firm, through Risk Metrics, will vote all proxies on behalf of Discretionary Accounts after carefully considering all proxy solicitation materials and other available facts. The Firm has instructed Risk Metrics to make all voting decisions on behalf of a Discretionary Account based solely on the determination of the best interests of that Discretionary Account. The Firm will use reasonable efforts to respond to each proxy solicitation by the deadline for such response. The Proxy Control Associate may designate an appropriate employee of the Firm to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

1. Company Information. The Firm, through Risk Metrics, will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account. Risk Metrics evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Risk Metrics considers it appropriate and when it is reasonably available.

2.	Proxy Voting Policies.

a)
The Firm will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

(i)	the proposal has a positive economic effect on shareholder value:

(ii)	the proposal poses no threat to existing rights of shareholder;

(iii)	the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

(iv)	the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

b)	The Firm will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

(i)	the proposal has an adverse economic effect on shareholder value;

(ii)	the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

(iii)	the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

(iv)	the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

(v)	the proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

c)
The Firm will ABSTAIN from voting proxies when the Firm believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

d)
From time to time, Risk Metricsprovides to the Firm more detailed proxy voting guidelines, in accordance with this section C(2), the most recent version of which SSI maintains and will be followed by Risk Metrics when voting proxies.

3. Conflicts of Interest. Due to the size and nature of the Firms’ operations and the Firms’ limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with section C(2). The Firm will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies. When voting proxies, the Firm does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.

If the Firm determines that the proxy voting policies in section C(2) do not adequately address a material conflict of interest related to a proxy, the Firm will provide the affected Client with copies of all proxy solicitation materials received by the Firm with respect to that proxy, notify that Client of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request (which response will be in accordance with the policies set forth in section C(2)), and request that the Client consent to the Firm’s intended response. With respect to any Investment Fund of which the Firm serves as manager or general partner or in a similar capacity, the Firm will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors. If the Client (or a majority in interest of the investors in an Investment Fund) consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the Client (or a majority in interest of the investors in an Investment Fund) objects to the Firm’s intended response, the Firm will vote the proxy as directed by the Client (or a majority in interest of the investors in an Investment Fund).

4. Shareholder Proposals by the Firm. The Firm will submit a shareholder proposal on behalf of an Investment Fund only if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund. The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account Client or with that Client’s prior written consent. The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with sections C(2), unless otherwise directed by the Discretionary Account Client.

5. Proxy Vote Summaries. At the request of a Discretionary Account Client or an investor in an Investment Fund (other than an Investment Fund that is registered as an investment company with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “ICA”)(such Investment Fund a “Registered Fund”)), the Firm will provide that person with a report summarizing all proxy solicitations the Firm received with respect to that Discretionary Account during the period requested by that person and the action taken by the Firm on each such proxy. Regarding the proxy votes in respect of the portfolio securities in a Registered Fund, the Firm will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SEC Form N-PX promulgated thereunder, including:

a)	The name of the issuer of the portfolio security;

b)	The exchange ticker symbol of the portfolio security;

c)	The Council on Uniform Securities Identification Procedures number for the portfolio security (unless not available through reasonably practical means, e.g., in the case of certain foreign issuers);

d)	The shareholder meeting date;

e)	A brief identification of the matter voted on;

f)	Whether the matter was proposed by the issuer or by a security holder;

g)	Whether the registrant cast its vote on the matter;

h)	How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors; and

i)	Whether the registrant cast its vote for or against management.

D. Non-Discretionary Accounts

The Firm promptly will forward any proxy solicitation materials concerning the securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate Client. The Firm will vote any such proxy as directed by that Client. At a Client’s request, the Firm may, but is not obligated to, advise that Client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any Client unless such advice has been approved by the Proxy Control Associate.

E. Records

The Firm will keep a copy of (a) each proxy statement it receives regarding securities held in Discretionary Accounts, (b) a record of each vote cast by the Firm with respect to securities in each Discretionary Account, (c) any document created by the Firm that is material to the Firm’s decision on voting a proxy or that describes the basis for that decision, (d) each written request from a Discretionary Account Client or an investor in an Investment Fund (other than a Registered Fund) for information about how the Firm votes proxies of that Discretionary Account or Investment Fund, (e) each written response by the Firm to any oral or written request from a Discretionary Account Client or an investor in an Investment Fund other than a Registered Fund for such information and (f) with respect to a registered Fund the information required by section C(5) hereof. The Firm may delegate to a third party the duty to keep the records identified in sections C(5) and E if that third party agrees to furnish such records to the Firm and, with respect to any records pertaining to the Registered Fund proxy voting are the property of the Firm and that Registered Fund. Each such record will be maintained by the Firm or such third party for at least six years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in the Firm’s office (or such third party’s office, as the case may be). The Firm or such third party may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC’s EDGAR system.

ST. JAMES INVESTMENT COMPANY, LLC

Proxy Voting Policies and Procedures

St. James Investment Company

St. James Investment Company (“Adviser”) has adopted the following policies and procedures regarding proxy voting for its clients’ accounts.

Duty of Care

At all times, Adviser has a “duty of care” to its clients, and St. James recognizes and accepts this responsibility.  Should the Adviser exercise voting authority over its clients’ proxies, it must ensure that all proxies are handled in the best interests of its clients.

As a registered investment adviser with the SEC, St. James owes its clients a duty of care and a duty of loyalty at all times.  This means that if granted the authority to vote proxies, St. James must always vote in the best interests’ of their clients – not the best interests of anyone else.  St. James must maintain copies of all proxy votes cast on their behalf, and St. James will provide clients with this information upon request.

Proxy Voting Authority

Currently St. James has agreed to retain proxy voting authority over only some of its clients’ accounts.  This is decided by the client.  For those clients that have authorized St. James to vote proxies on their behalf, proxy voting ballots will be sent directly to St. James.  For all others, proxy ballots will be sent directly to the client at their address of record.  For those clients that vote their own proxies, but would still like advice before casting their ballot, instructions will be provided telling them to contact St. James at 214-484-7250.

Determining the Vote

In most cases, St. James will advise the client to vote along with management suggestions unless St. James or the client is aware of any information that would affect the voting.  Examples of factors that may be taken into account when voting on particular matters presented to St. James are changes in corporate governance structures; adoption or amendments to compensation plans (including stock options); matters involving social issues or corporate responsibility and other matters that directly affect the fees paid by our clients.  This is not an all-inclusive list.  For mutual fund investments, our factors may be different than those already listed, but they will probably include such things as:  approval of advisory contracts, distribution plans (i.e., 12b-1 plans), and mergers.

For proxies to elect candidates to directorships of a public company or mutual fund, we will vote in favor of the ballot recommendations of the corporation or fund unless we have personal knowledge of a problem or have a direct conflict of interest.  Robert Mark and Brian Mark will have the authority and responsibility to vote all proxy requests received.  He/she will also be responsible for enforcing our policies and procedures on this important topic.

Material Conflicts of Interest

St. James is not currently aware of any material conflicts of interest that may affect its recommendations to clients, although senior management is aware that they must keep this in mind.  Some items of interest to consider include an adviser or affiliate who manages a pension plan; administers employee benefit plans; provides brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies; or has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorship.

Another example of a potential material conflict of interest may be an adviser that is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of compensation for the adviser.

Should a potential material conflict of interest be discovered, it will be documented in writing for the proxy files and disclosed to the client in writing (if possible) before a vote is cast.  Robert Mark or Brian Mark will disclose such conflicts along with a record of how St. James chooses to vote the proxy.  No vote will be cast without prior approval from the client.  This approval may be either verbal or in writing, and documentation of this will be maintained in the client’s file.  At all times, St. James will choose to vote in what it believes are the best interest of the client – and not the interest of anyone else involved.

St. James recognizes that all employees, advisory representatives and officers of its firm may have relationships that may place the firm in a conflict of interest situation that may be material to its business.

St. James will also assess its conflicts of interest in any given situation before providing advice to any client requesting guidance on a specific proxy.  This will be documented in the Client’s file, and notes on the discussion with the client (along with the proxy question) will be maintained as well.  In not instance will St. James or its advisers tell the client how to vote (unless St. James has authority to vote the proxy on the client’s behalf).  They will provide guidance only.

All conflicts of interest will be documented in writing and maintained in the Adviser’s files for a period of at least 5 years.  In addition, all proxy voting ballots for these situations will be maintained in St. James’ book and records along with a record of the vote(s) placed.  Documentation of the disclosure given to the client(s), a list of the clients who received it, how it was delivered, and the authorization of the client(s) will also be maintained in the books and records of St. James. A record of the votes taken (or passed) under these circumstances will be provided to any client of the firm who requests such information.  At all times, St. James must be able to demonstrate that the conflict of interest did not affect its vote on such matters.

In most matters where a material conflict of interest is involved, St. James will follow the corporation’s or mutual fund’s recommendations unless personal information is known to the Adviser that leads them to believe this is not in our client’s best interest.

Not Voting a Proxy

At times, Adviser may choose not to vote proxies based on its apparent or perceived conflict of interest.  These, too, will be disclosed to clients so the client may choose to vote on their own behalf.  In these circumstances, not voting may be in the best interest of our client(s).

St. James may also choose not to vote other proxies as well. Examples of this are when the administrative burden or expense to do the due diligence on a vote or to cast the vote (i.e., the vote must be cast in person) outweighs the benefits of the proxy request.  St. James will also maintain any memorandum prepared internally during the research of a particular issue.  St. James will maintain a list of all votes not cast.  This will also be provided to the client upon receipt of a request to provide the client with all votes cast on their behalf.

Different Votes May Be Cast

Adviser acknowledges that it must vote in the client’s best interests, but St. James may vote differently on the same issues for different clients.

Requests from Clients

Upon request from clients of St. James, a copy of the Adviser’s full policies and procedures (this document) on proxy voting will be provided.  The client may also request a record of all proxy votes cast (or not cast) on his/her behalf.  The policies and procedures or the voting record for the client may be delivered by email, US mail, or in person; and a record of the request, the date the request was received, the date the procedures (or voting information) were delivered and how they were delivered should be maintained.  A copy of the material provided and any accompanying document or cover letter should also be maintained.  Some proxies may be cast “blind” without particular knowledge of the client that owns the security.  A record of these votes will be provided to all clients.  It is important that all personal data be removed from proxy vote requests before a copy is provided to the client (i.e., CUSIP or account numbers, tax identification numbers, etc.) unless St. James is only providing voting records for that particular client and no other client’s information is included.

Maintenance of Books and Records

•	These policies and procedures will be maintained for a period of at least 5 years and will be updated should anything change.

•
A list of all clients that have given St. James proxy voting authority must be maintained along with a current list (statement) of their holdings.  The list of clients should be updated quarterly.  The list of holdings should be updated quarterly.

•	Should guidance be given on a particular proxy, records will be maintained as listed above. These will be maintained in the client file for the required length of time (minimum of five years).

•	A record of all votes cast on behalf of clients shall be maintained at least five years.

•	No documents will be prepared by the Adviser that are material in making a decision on the voting of client proxies.

Proxy Voting Reconciliation

Because SJIC manages client accounts held at a number of different custodians, it is not feasible for the Firm to reconcile client proxies each time a vote occurs.  Therefore, SJIC shall follow these procedures for reconciling proxies:

•
On a case-by-case basis, the CCO shall make the determination of whether he deems a proxy to be material.  Proxies related to securities for which SJIC files on Schedule D or Schedule G should always be considered material.

•	If the proxy is deemed to be material, the CCO shall then take steps to reconcile the number of proxies to the number of shares held in client accounts.

•
The CCO will maintain documentation of each reconciliation.  In the event that a reconciliation identifies proxy voting exceptions, the CCO will document the reason(s) for the exceptions and further actions taken, if any.

•	The CCO may conduct additional reconciliations as needed. At least one proxy will be reconciled for each investment model each year, regardless of whether a material proxy has been identified.

Any questions on these policies or procedures should be directed to Robert Mark or Brian Mark of St. James Investment Company.  Robert Mark is responsible for these procedures (updating, maintaining or changing).

TWIN CAPITAL MANAGEMENT, INC.

Proxy Voting
21.1 Policy

Twin Capital Management, Inc . (“Twin”) has the responsibility for voting proxies for portfolio securities of certain clients.  Each client’s advisory agreement or ancillary documents will clearly identify whether or not this responsibility rests with Twin. When voting, we endeavor to do so consistent with the best economic interests of the clients , unless we receive specific guidelines from a client (e.g. AFL-CIO guidelines for taft-hartley accounts). Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

21.2 Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a)   adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b)   to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c)   to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d)   maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

21.3 Responsibility

The Proxy Officer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping.

21.4 Procedure

Twin has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
Voting Procedures

Twin has retained an independent third-party proxy service (currently Glass, Lewis & Co., LLC (“GLC”)) to provide proxy-related services, including research, analysis and voting recommendations as well as reporting, auditing and assistance for the handling of proxy voting responsibilities. Therefore, for a detailed analysis of proxy issues Twin will rely primarily on the independent proxy service, and we will generally vote proxies in accordance with the recommendations we receive from the independent proxy service. The independent proxy service has developed a comprehensive written set of guidelines which it follows in formulating its voting recommendations.  These guidelines, which are designed to be consistent with the best economic interests of shareholders, cover the following voting issues:

I.A Board of Directors That Serves the Interests of Shareholders
-Election of Directors
Independence
Performance
Experience
Other Considerations
Controlled Companies
Exceptions for Recent IPOs
Mutual Fund Boards
-Declassified Boards
-Mandatory Director Retirement Provisions
Director Term and Age Limits
-Requiring Two or More Nominees per Board Seat
-Shareholder Access
-Majority Vote for the Election of Directors
II.Transparency and Integrity of Financial Reporting
-Auditor Ratification
-Pension Accounting Issues
III.The Line Between Compensation and Performance
-Advisory Vote on Executive Compensation
-Equity-Based Compensation Plan Proposals
IV.Governance Structure and the Shareholder Franchise
-Anti-Takeover Measures
-Reincorporation
-Authorized Shares
-Advance Notice Requirements
-Voting Structure
-Transaction of Other Business at Meetings of Shareholders
-Anti-Greenmail Proposals
-Mutual Funds: Investment Policies and Agreements
V.Compensation, Environment, Social and Governance Shareholder
Initiatives
-Compensation
-Governance
-Environment
-Social Issues

All employees are required to forward any proxy materials received on behalf of clients to the Proxy Officer;

The Proxy Officer shall retain the following proxy records in accordance with the SEC's five-year retention requirement, including:

a.) These policies and procedures and any amendments;

b.) Each proxy statement that Twin receives;

c.) A record of each vote that Twin casts;

d.) Any document Twin created that was material to making a decision how to vote proxies, or that memorializes that decision;

e.) A copy of each written request from a client for information on how Twin voted such client's proxies, and a copy of any written response.

The Proxy Officer may satisfy some of the requirements listed in a. through d. above, based on GLC’s undertaking to provide a copy promptly upon request to the Proxy Officer.

Conflicts of Interest

Twin recognizes that under certain circumstances the potential exists for a “conflict of interest” in voting proxies on behalf of its clients.  A conflict of interest may include, for example, circumstances when Twin (including its officers, directors, or any supervised persons) knowingly does significant business with, receives compensation from, or sits on the board of, a particular issuer, and therefore may appear to have a conflict of interest between its own interests and the interests of Twin’s clients in how proxies of that issuer are voted.  Twin has therefore adopted specific procedures to identify and respond to any potential conflicts of interest in proxy voting, which include the following:

I. Procedures to identify conflicts

a) By Nature of Compensation: Twin has formed a Proxy Committee (comprised of the Proxy Officer, the Chief Compliance Officer, and a Portfolio Manager) which reviews Twin’s client list and determines if it contains any institution which issues equity securities traded on a major US exchange.

b) By Nature of Other Significant Business Relationship: The Proxy Committee reviews Twin’s significant business relationships and determines if they involve any institution which issues equity securities traded on a major US exchange.  Relationships involving the purchase or sale of goods or services offered to the general public, in amounts of reasonable value as determined by the Committee, will not be added to the list of issuers described below unless additional conflicting factors exist.

c) By Nature of Personal Conflicts:  Under Twin’s Code of Ethics, all officers, directors, and supervised persons certify quarterly to the Chief Compliance Officer that any and all business, financial, or personal relationships that could reasonably be interpreted to result in any potential conflicts of interest (including but not limited to serving on the Board of Directors of any publicly traded company) have been reported to the Chief Compliance Officer. The Proxy Committee reviews any items reported under this procedure and determines if there is a corresponding institution which issues equity securities traded on a major US exchange.

II. Procedure When a Potential Conflict is Identified

a) A list containing all issuers identified in I. above is submitted to GLC and put on “alert” status.

b) In the event that proxy ballots are received for that issuer, Twin is to be notified in advance of the meeting.

c) Twin’s Proxy Committee will review the proxy issues in question and determine the best course of action for the particular ballot, including whether to vote or abstain from voting.  It is expected that in most instances, Twin will vote according to the GLC recommendation. The Proxy Committee will seek the opinion of an independent third party (such as external legal counsel or a compliance consultant) when it is deemed appropriate by the Committee.

III. Glass Lewis Company (GLC) Statement on Conflicts of Interest

GLC avoids any consulting services with companies in order to minimize the opportunity for direct conflicts with issuers.  GLC has detailed documentation for Conflict Avoidance Procedures as well as a Conflict of Interest Statement.  These policies and procedures have been submitted to and reviewed by Twin, and appear fair and reasonable for the circumstances.

Client Requests for Information

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Proxy Officer.

In response to any request the Proxy Officer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Twin voted the client's proxy with respect to each proposal about which client inquired.

Clients of Twin may obtain a more detailed description of our proxy voting guidelines or information regarding how their proxies were voted by calling, writing, or e-mailing our corporate office located at 3244 Washington Rd., Suite 202, McMurray, Pennsylvania 15317, Attention: Proxy Officer.
Disclosure

Twin will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Twin voted a client's proxies, and that clients may request a copy of these policies and procedures.

YACKTMAN ASSET MANAGEMENT CO.

Proxy Voting Policy

Generally
.   The fiduciary duties of the Company require it, when authorized to vote proxies for its clients, including The Yacktman Funds, to make voting decisions consistent with the “ economic best interests ” of its clients and to review each proxy on a case by case basis with final decisions based on the merits.   These guidelines are in accordance with the standards outlined above.

Procedures .

The Company has both the responsibility and authority to vote proxies with respect to the securities in all accounts under its management, but only where expressly given and mutually agreed upon.

For accounts where voting authority expressly is given and mutually agreed upon, it is the responsibility of the client to have all proxy material sent to the Company.

The Company may engage a third-party administrator to provide recommendations to it on voting the client proxies.

The Company will review the recommendations provided by the third-party administrator, and any unusual or controversial issues, with the final decision being made by President.

5.  The President will instruct the third-party administrator, in writing, how to vote the proxies on behalf of the Company’s clients.

 The Company will maintain and monitor a record of all votes on proxy matters.

In the rare circumstances that the Firm would vote against its own proxy policies, a detailed explanation as to the reason for divergence from its policies would be put in writing and maintained in the Firm’s proxy file.

Guidelines for Voting on Specific Issues .

      Routine Matters .  The Company will tend to vote with management on most routine matters, although it reserves the right to vote otherwise.  A partial list includes:

Board of Directors;

Election of Directors;

Independence of Directors;

             Separate offices of Chairperson and Chief Executive Officer

Limiting personal liability; and

Board’s composition and size.

Scheduling of annual meetings;

Appointment of auditors;

Increase in authorized common stock;

Reincorporation;

Employee stock purchase plans;

Charitable, political, or educational contributions; and

Business operations in foreign countries.

Social, Environmental, or Political Proposals .  The economic interest of the client is the foremost consideration in the evaluation of these proposals.  The Company will tend to vote with management on most of the following issues:

High-Performance workplace practices;

Restrictive energy or environmental proposals;

Restrictions on military contracting;

Limitations of the marketing of controversial products; and

Limiting or restriction of business in countries as a protest against political and moral practices in those countries.

Shareholder Sovereignty.   The Company will tend to vote against any proposal that limits shareholder influence on management or adversely affects the potential value received shareholders.  Issues in this category would include:

Confidential proxy voting practices;

Elimination of cumulative voting;

Greenmail;

“Poison Pills” or “Golden Parachutes;”

Executive compensation plans that exceed the requirement necessary to attract and retain qualified and skilled managers, that are excessively generous, that lack clear and challenging performance goals or that adversely affect employee productivity and morale;

The issuance of securities contingent on a corporate reorganization which offer special voting rights, are dilutive, or in general are not designed to enhance shareholder value; and

Stock option plans.

Voting with respect to Securities on Loan .   If voting rights with respect to loaned securities owned by clients have passed to the borrower, The Company will not call the loan or otherwise secure a valid proxy to vote the loaned securities unless the proposal to be voted upon would have a material effect on the “economic best interests” of the client.   For a proposal to have a material effect on the “economic best interests” of the client, (i)   the passage or failure to pass the proposal must be likely to have an effect on the market price of the issuer’s stock; (ii)   the client must own a sufficient percentage of the issuer’s stock so that the client’s affirmative or negative vote would be likely to effect the outcome of the proposal; and, with respect to The Yacktman Funds, (iii)   the issuer’s stock must represent a sufficient portion of a Fund’s net assets such that the likely change in the market price of the issuer’s stock would affect the net asset value of the Fund.

Conflicts of Interest.  There may be instances where the interests of the Company may conflict or appear to conflict with the interests of its clients.  For example, the Company may manage a pension plan of a company whose management is soliciting proxies and there may be a concern that the Company would vote in favor of management because of it relationship with the Company. In such situations, the Company will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy but only after disclosing the conflict to clients and affording the clients the opportunity to direct the Company in the voting of the securities.

F. Record Keeping. The Company will maintain the following records with respect to proxy voting:

a)	A copy of the Company’s current proxy voting policy:
b)	A copy of any agreement between the Company and any third party administrator:
c)	A copy of all proxy statements received (the Company may rely on the EDGAR system or a third party administrator to satisfy this requirement);
d)
A record of each vote cast on behalf of a client. If the vote is cast by the Company, the record will be maintained in the proxy file maintained by the Company. If the vote is cast by the third party administrator, the Company shall rely on such administrator’s recordkeeping to satisfy this requirement;

e)	A copy of any document prepared by the Company or a third party administrator that was material in making a voting decision or that memorializes the basis for that decision;
f)
A copy of each written client request for information on how the Company voted proxies on the client’ behalf, and a copy of any written response to any (written or oral) client request for information on how the Company voted proxies on behalf of the requesting client.

G.  Disclosure. As part of its Form ADV Part II, the Company will summarize its proxy policies and procedures along with a statement that a copy of these policies and procedures will be made available upon written request. As part of that disclosure, the Company will inform clients that it will also provide them a copy how the proxies were voted, upon written request.

2 For the purposes of these Guidelines, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

PART C
OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)
Trust Instrument of Registrant as amended and restated on April 14, 2009 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

(b)
By-Laws of Registrant as amended on April 14, 2009 (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

(c)	See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d)	(1)
Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

	(2)
Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(3)
Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

	(4)
 Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(4) in post-effective amendment No. 320 via EDGAR on June 30, 2011, accession number 0000315774-11-000174).

	(5)
Management Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund (Exhibit incorporated by reference as filed as Exhibit (d)(5) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(6)
Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

	(7)
Amended and Restated Management Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(7) in post-effective amendment No. 270 via EDGAR on February 19, 2010, accession number 0000315774-10-000033).

	(8)
Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

	(9)
Sub-Advisory Agreements between Absolute Investment Advisers, LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

	(10)
Sub-Advisory Agreement between Absolute Investment Advisers LLC and Semaphore Management LLC dated March 12, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(10) in post-effective amendment No. 250 via EDGAR on June 1, 2009, accession number 0000315774-09-000026).

	(11)
Amended and restated Investment Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 258 via EDGAR on September 28, 2009, accession number 0000315774-09-000096).

	(12)
Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).

	(13)
Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Mohican Financial Management, LLC, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 217 via EDGAR on September 28, 2007, accession number 0001193125-07-210050).

	(14)
Sub-Advisory Agreement between Absolute Investment Adviser, LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

	(15)
Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Pine Cobble Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 323 via EDGAR on July 29, 2011, accession number XXXXX).

	(16)
Investment Advisory Agreement between Registrant and Spears Abacus Advisors LLC regarding The BeeHive Fund (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 239 via EDGAR on September 29, 2008, accession number 0001193125-08-203258).

	(17)
Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated September 30, 2008 with respect to Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 242 via EDGAR in October 15, 2008, accession number 0001193125-08-211081).

	(18)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Green Eagle Capital LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(19)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Kingstown Capital Management L.P. (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(20)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Madden Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(21)
Investment Advisory Agreement between Registrant and Waterville Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 262 via EDGAR on October 30, 2009, accession number 0000315774-09-000151).

	(22)
Advisory Agreement between Registrant and Holland Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 311 via EDGAR on April 29, 2011 accession number 0000315774-11-000093).

	(23)
Investment Advisory Agreement between Registrant and Utendahl Capital Management, LP regarding UCM Government Floating NAV Fund, UCM Credit Floating NAV Fund and UCM Floating NAV Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 276 via EDGAR on March 26, 2010, accession number 0000315774-10-000095).

	(24)	Investment Advisory Agreement between Registrant and Merk Investments, LLC, regarding Merk Currency Enhanced U.S. Equity Fund to be filed by further amendment.

	(25)
Subadvisory Agreement between Absolute Investment Advisers, LLC and MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 280 via EDGAR on April 30, 2010, accession number 0000315774-10-000134).

	(26)
Investment Advisory Agreement between Registrant and MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No 292 via EDGAR on August 31, 2010, accession number 0000315774-10-000277).

	(27)
Form of Investment Advisory Agreement between Registrant and ICICI Securities Holdings Inc. [D/B/A ICICI Investment Advisors] (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 294 via EDGAR on October 5, 2010, accession number 0000898432-10-001311).

	(28)
Investment Advisory Agreement between Registrant and UCM Partners, L.P. regarding UCM Short Duration Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 298 via EDGAR on December 6, 2010, accession number 0000315774-10-000348).

	(29)
Subadvisory Agreement between Absolute Investment Advisers, LLC and Longhorn Capital Partners, L.P. regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(30)
Subadvisory Agreement between Absolute Investment Advisers, LLC and St. James Investment Company, LLC regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

(e)	(1)
Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(2)
Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(2)(A)
Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed as Exhibit (e)(2)(A) in post-effective amendment No. 270 via EDGAR on February 19, 2010, accession number 0000315774-10-000033).

(f)	None.

(g)	(1)
Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

	(2)
Custodian Agreement between Registrant and Union Bank, N.A., dated July 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

(h)	(1)
Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. dated April 20, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

	(2)
Shareholder Service Plan of Registrant dated March 18, 1998 and amended February 12, 2009 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed Exhibit (h)(2) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

	(3)
Shareholder Service Plan of Registrant dated November 24, 2003 and amended February 12, 2009 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

	(4)
Expense Limitation Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund (Exhibit incorporated by reference as filed as Exhibit (h)(4) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(5)
Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(5) in post-effective amendment No. via EDGAR on October 28, 2010, accession number 297 0000315774-10-000313).

	(6)
Expense Limitation Agreement between Registrant and Auxier Asset Management LLC regarding Auxier Focus Fund (Exhibit incorporated by reference as filed as Exhibit (h)(6) in post-effective amendment No. 295 on October 28, 2010, accession number 0000315774-10-000309).

	(7)
Compliance Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as Exhibit (h)(13) in post effective amendment No. 235 via EDGAR on July 25, 2008, accession number 0001193125-08-158164).

	(8)
Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC (Exhibit incorporated by reference as Exhibit (h)(8) in post effective amendment No. 323 via EDGAR on July 29, 2011, accession number 0000315774-11-000197).

	(9)
Expense Limitation Agreement between Registrant and Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 311 via EDGAR on April 29, 2011, accession number 0000315774-11-000093).

	(10)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding the Absolute Opportunities Fund is filed herewith

	(11)
Expense Limitation Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 268 via EDGAR on August 27, 2010, (accession number 0000315774-10-000260).

	(12)
Expense Limitation Agreements between Registrant and Waterville Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(12) in post-effective amendment No. 302 via EDGAR on February 25, 2011, (accession number 0000315774-11-000021).

	(13)
Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC (Exhibit incorporated by reference as Exhibit (h)(13) in post effective amendment No. 323 via EDGAR on July 29, 2011, accession number 0000315774-11-000197).

	(14)
Expense Limitation Agreement between Registrant and Holland Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(22) in post-effective amendment No 266 via EDGAR on December 23, 2009, accession number 0000315774-09-000232).

	(15)
Expense Limitation Agreement between Registrant and Holland Capital Management LLC with respect to Institutional and A Shares (Exhibit incorporated by reference as filed as Exhibit (h)(15) in post-effective amendment No. 311 via EDGAR on April 29, 2011, accession number 0000315774-11-000093).

	(16)	Operating Services Agreement between Registrant and Merk Investments, LLC to be filed by further amendment.

	(17)
Expense Limitation Agreement between Registrant and MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(20) in post-effective amendment No 292 via EDGAR on August 31, 2010, accession number 0000315774-10-000277).

	(18)
Form of Expense Limitation Agreement between Registrant and ICICI Securities Holdings Inc. [D/B/A ICICI Investment Advisors] (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 294 via EDGAR on October 5, 2010, accession number 0000898432-10-001311).

	(19)
Support for Advisory and Other Services Agreement between ICICI Securities Holdings Inc. [D/B/A ICICI Investment Advisors] and ICICI Prudential Asset Management Company Ltd. ] (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 294 via EDGAR on October 5, 2010, accession number 0000898432-10-001311).

	(20)
Expense Limitation Agreement between Registrant and UCM Partners, L.P., regarding UCM Short Duration Fund (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 298 via EDGAR on December 6, 2010, accession number 000315774-10-000348).

	(21)
Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. regarding the DF Dent Midcap Growth Fund is filed (Exhibit incorporated by reference as filed as Exhibit (h)(20) in post-effective amendment No. 307 via EDGAR on April 8, 2011, accession number 0000315774-11-000074).

(i)		Opinion and consent of K&L Gates LLP is filed herewith.

(j)		Consent of BBD, LLP is filed herewith.

(k)		None.

(l)		Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m)	(1)
Rule 12b-1 Plan dated February 17, 2006 adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Dividend Plus Income Fund , Golden Large Cap Core Fund, Golden Small Cap Core Fund, Lou Holland Growth Fund, Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Currency Enhanced U.S. Equity Fund, The BeeHive Fund and Waterville Large Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (m)(1) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

(n)	(1)
Amended and restated Rule 18f-3 Plan dated September 9, 2010 adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, Dividend Plus Income Fund , Golden Large Cap Core Fund, Golden Small Cap Core Fund, Lou Holland Growth Fund, Merk Hard Currency Fund and Merk Asian Currency Fund, Merk Absolute Return Currency Fund, Merk Currency Enhanced U.S. Equity Fund (Exhibit incorporated by reference as filed as Exhibit (n)(1) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

(p)	(1)
Code of Ethics adopted by Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (p)(1)  in post-effective amendment No. 285 via EDGAR on July 20, 2010, accession number 0000315774-10-000203).

	(2)
Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).

	(3)
Code of Ethics adopted by Beck, Mack & Oliver (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(4)
Code of Ethics adopted by Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(5) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(5)
Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(6)
Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(7)
Code of Ethics adopted by AH Lisanti Capital Growth (Exhibit incorporated by reference as filed as Exhibit (p)(7) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(8)
Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 276 via EDGAR ion March 26, 2010, accession number 0000315774-10-000095).

	(9)
Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(9)  in post-effective amendment No. 285 via EDGAR on July 20, 2010, accession number 0000315774-10-000203).

	(10)
Code of Ethics adopted by Aronson+Johnson+Ortiz, LP (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 253 via EDGAR on July 29,2009, accession number 0000315774-09-000063).

	(11)
Code of Ethics adopted by Longhorn Capital Partners (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(12)
Code of Ethics adopted by St. James Investment Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(12) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(13)
Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(14)
Code of Ethics adopted by MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(15) in post-effective amendment No. 264 via EDGAR on September 21, 2010, accession number 0000315774-10-000292).

	(15)
Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

	(16)
Code of Ethics adopted by Semaphore Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(20) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(17)
Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

	(18)
Code of Ethics adopted by Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(22) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(19)
Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(20)
Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 253 via EDGAR on July 29,2009, accession number 0000315774-09-000063).

	(21)
Code of Ethics adopted by Mohican Financial Management (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(22)
Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(27) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).

	(23)
Code of Ethics adopted by Pine Cobble Capital, LLC is (Exhibit incorporated by reference as filed as Exhibit (p)(23) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(24)
Code of Ethics adopted by Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).

	(25)
Code of Ethics adopted by Green Eagle Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(25) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(26)
Code of Ethics adopted by Kingstown Capital Management, LP  (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(27)
Code of Ethics adopted by Madden Asset Management (Exhibit incorporated by reference as filed as Exhibit (p)(15) in post-effective amendment No. 264 via EDGAR on September 21, 2010, accession number 0000315774-10-000292).

	(28)
Code of Ethics adopted by Twin Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(35) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(29)
Code of Ethics adopted by Holland Capital LLC (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 266 via EDGAR on December 23, 2009, accession number 0000315774-09-000232).

	(30)
Code of Ethics adopted by Waterville Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(35) in post-effective amendment No. 272 via EDGAR on February 26, 2010, accession number 0000315774-10-000052).

	(31)
Code of Ethics adopted by Utendahl Capital Management, LP (Exhibit incorporated by reference as Exhibit (p)(36) in post-effective amendment No. 276 via EDGAR on March 26, 2010, accession number 0000315774-10-000095).

	(32)
Code of Ethics adopted by MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(32) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

Other Exhibits:

(A)
Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and J. Michael Parish, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (A) in post-effective amendment No. 232 via EDGAR on June 6, 2008 accession number 0001193125-08-129746).

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant’s Trust Instrument provides as follows:

“10.02. INDEMNIFICATION

(a)  Subject to the exceptions and limitations contained in Section (b) below:

(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

(ii) The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that Covered Person’s action was in the best interest of the Trust; or

(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office,

(A) By the court or other body approving the settlement;

(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder’s heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and MAI Investment Advisors, LLC includes language similar to the following:

“SECTION 3. STANDARD OF CARE.

(a) The Trust shall expect, and the Adviser shall give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable for error of judgment or mistake of law or for any loss incurred by the Trust or any Fund in connection with matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Auxier Asset Management, LLC, H.M. Payson & Co.; and King Investment Advisors, Inc. include language similar to the following:

“SECTION 4. STANDARD OF CARE. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Absolute Investment Advisers, LLC; AH Lisanti Capital Growth, LLC; D.F. Dent and Company, Inc.; Golden Capital Management, LLC; Merk Investments, LLC; Polaris Capital Management, Inc.; provide similarly as follows:

“SECTION 5. STANDARD OF CARE. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.”

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

“(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act (“Distributor Indemnitees”) free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor (“Distributor Claims”).

After receipt of the Distributor’s notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the “Trust Indemnitees”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

(i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

(ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement (“Trust Claims”).

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust’s and the Distributor’s obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.”

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)	AH Lisanti Capital Growth, LLC

The following chart reflects the directors and officers of AH Lisanti Capital Growth, LLC including their business connections, which are of a substantial nature. The address of AH Lisanti Capital Growth, LLC is 623 5th Avenue, New York, NY 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mary Lisanti	President, Managing Member	AH Lisanti Capital Growth, LLC
Jeffery Bernstein	Senior Vice President	AH Lisanti Capital Growth, LLC
Karl Dimlich	Senior Vice President	AH Lisanti Capital Growth, LLC
Will Krause	Vice President	AH Lisanti Capital Growth, LLC

(b)	Beck, Mack & Oliver LLC

The following chart reflects the directors and officers of Beck Mack & Oliver, including their business connections of a substantial nature. The address of BM&O is 360 Madison Ave., New York, NY 10017.

Name	Title	Business Connection
Peter A. Vlachos	Manager Director	BM&O
David E. Rappa	Member	BM&O
Zoe A. Vlachos	Chief Compliance Officer	BM&O
Robert C. Beck	Senior Member	BM&O, Enstar Group, Camden National
Gerald M. Sedam, II	Member	BM&O, Somerset Bank
Robert J. Campbell	Member	BM&O
Walter K. Giles	Member	BM&O
Lyman Delano	Member	BM&O
Zachary A. Wydra	Member	BM&O

(c)	Auxier Asset Management LLC

The following chart reflects the directors and officers of Auxier, including their business connections, which are of a substantial nature. The address of Auxier is 5285 Meadows Road, Suite 333, Lake Oswego, OR 97035-2224 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.
Name	Title	Business Connection
J. Jeffrey Auxier	Chief Executive Officer	Auxier
Lillian Widolff	Chief Compliance Officer	Auxier

(d)	D.F. Dent and Company, Inc.

The following chart reflects the directors and officers of D.F. Dent, including their business connections, which are of a substantial nature. The address of D.F. Dent is 2 East Read Street, Baltimore, Maryland 21201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel F. Dent	President and Treasurer	D.F. Dent
Thomas F. O’Neil	Vice President and Secretary	D.F. Dent
Linda W. McCleary	Vice President	D.F. Dent
Matt F. Dent	Vice President	D.F. Dent
Michael M. Morrill	Vice President	D.F. Dent
Gary D. Mitchell	Vice President	D.F. Dent

(e)	Golden Capital Management, LLC

The following chart reflects the officers of Golden Capital Management, LLC including their business connections, which are of a substantial nature. The address of Golden Capital Management, LLC is Five Resource Square, 10715 David Taylor Drive, Suite 400, Charlotte, North Carolina 28262 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Greg W. Golden	Chief Executive Officer and President	Golden Capital Management
Jeff C. Moser	Chief Operating Officer	Golden Capital Management
Jonathan W. Cangalosi	Managing Director of Sales and Client Service	Golden Capital Management
Lynette W. Alexander	Managing Director of Operations	Golden Capital Management
Robert B. Carroll	General Counsel and Chief Compliance Officer	Golden Capital Management
Fred H. Karimian	Director of Quantitative Research	Golden Capital Management

(f)	H.M. Payson & Co.

The following chart reflects the directors and officers of H.M. Payson & Co., including their business connections, which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

Name	Title	Business Connection
John C. Downing	Managing Director, Chief Compliance Officer	H.M. Payson & Co.
Thomas M. Pierce	Managing Director	H.M. Payson & Co.
Peter E. Robbins	Managing Director, Chief Executive Officer, Chief Investment Officer	H.M. Payson & Co.
John H. Walker	Managing Director, Chairman of the Board	H.M. Payson & Co.
Teresa M. Esposito	Managing Director, Chief Operations Officer, Chief Financial Officer	H.M. Payson & Co.
John C. Knox	Managing Director	H.M. Payson & Co.
Michael R. Currie	Managing Director, President	H.M. Payson & Co.
William N. Weickert	Managing Director, Director of Research & Secretary	H.M. Payson & Co.
John S. Beliveau	Managing Director	H.M. Payson & Co.
Joel S. Harris	Managing Director	H.M. Payson & Co.
David R. Hines	Managing Director	H.M. Payson & Co.

(g)	King Investment Advisors, Inc.

The following chart reflects the directors and officers of King, including their business connections, which are of a substantial nature. The address of King is 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Roger E. King	Chairman and President	King
John R. Servis	Director Owner, Commercial Real Estate	King, John R. Servis Properties 626 Wilcrest Dr. Houston, TX 77024
Pat H. Swanson	Chief Compliance Officer	King
Jane D. Lightfoot	Secretary/Treasurer	King

(h)	Polaris Capital Management, LLC.

The following chart reflects the directors and officers of Polaris Capital Management, LLC., including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Bernard R. Horn, Jr.	President, Portfolio Manager	Polaris Capital Management, LLC
Sumanta Biswas	Vice President & Assistant Portfolio Manager	Polaris Capital Management, LLC
Kathy Jacobs	Vice President, Corporate Secretary	Polaris Capital Management, LLC
Lorroine Horn	Director	Polaris Capital Management, LLC
Christopher K. McLeod	Director	Polaris Capital Management, LLC
	President & CEO	454 Life Sciences, a Roche Company 15 Commercial St., Branford, CT 06405

(i)	Pine Cobble Capital, LLC

The following chart reflects the directors and officers of Pine Cobble Capital, LLC (“Pine Cobble”), including their business connections, which are a substantial nature.  The address of Pine Cobble is 60 William Street, Suite 140, Wellesley, Massachusetts 02481, and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Robert A. Nicholson	Managing Member	Pine Cobble
Zev D. Nijensohn	Managing Member	Pine Cobble
Kurt P. Dahlgren	Chief Financial Officer & Chief Compliance Officer	Pine Cobble

(j)	Absolute Investment Advisers, LLC

The following chart reflects the directors and officers of Absolute, including their business connections, which are of a substantial nature. The address of Absolute is 350 Lincoln Street, Suite 216, Hingham, MA 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Anthony R. Bosch	Managing Principal, General Counsel and Chief Compliance Officer	Absolute
Brian D. Hlidek	Managing Principal	Absolute
James P. Compson	Managing Principal and Portfolio Manager	Absolute
Christian E. Aymond	Managing Principal	Absolute
Christopher A. Ward	Principal	Absolute

(k)	Aronson+Johnson+Ortiz, LP

The following chart reflects the directors and officers of Aronson, including their business connections, which are of a substantial nature. The address of Aronson is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Theodore R. Aronson	Managing Principal; Limited Partner	AJO
Martha E. Ortiz	Principal; Limited Partner	AJO
Kevin M. Johnson	Principal; Limited Partner	AJO
Paul E. Dodge	Principal; Limited Partner	AJO
Stefani Cranston	Principal; Limited Partner	AJO
Gina Maria N. Moore	Principal; Limited Partner	AJO
Stuart P. Kaye	Principal; Limited Partner	AJO.Prior to joining AJO in 2008, Mr. Kaye was head of research in the U.S. Structured Products Group at Invesco.
Gregory J. Rogers	Principal; Limited Partner	AJO
Aronson+Johnson+Ortiz, LLC	General Partner	AJO
Joseph F. Dietrick	Principal; Limited Partner; Chief Compliance Officer	AJO
Douglas D. Dixon	Principal; Limited Partner	AJO
R. Brian Wenzinger	Principal; Limited Partner	AJO
Christopher J. Whitehead	Principal; Limited Partner	AJO

(l)	Longhorn Capital Partners, L.P.

The following chart reflects the directors and officers of Longhorn Capital Partners, L.P., including their business connections, which are of a substantial nature. The address of Longhorn Capital Partners, L.P. is 1445 Ross Avenue, Suite 5000, Dallas, Texas 75202 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Kristopher N. Kristynik	Principal and Chief Investment Officer	Longhorn
Philip M. Eckian	Principal and Co-Portfolio Manager	Longhorn
Britton L. Brown	Chief Financial Officer and Chief Compliance Officer	Longhorn

(m)	St. James Investment Company, LLC

The following chart reflects the directors and officers of St. James, including their business connections, which are of a substantial nature. The address of St. James is 2716 Fairmount Street, Dallas, Texas 75201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Brian C. Mark	Member	St. James
Robert J. Mark	Managing Member, Chief Compliance Officer	St. James
Lawrence J. Redell	Member	St. James
William R. Sachs	Member	St. James

(n)	Horizon Asset Management, Inc.

The following chart reflects the directors and officers of Horizon, including their business connections, which are of a substantial nature. The address of Horizon is 470 Park Avenue South, 4th Floor , New York, New York 10016 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Denise M. Kashey	Director	Horizon
Steven Bregman	Director; President & Chief Operations Officer	Horizon
Mark Wszolek	Chief Compliance Officer	Horizon
Peter Doyle	Director; Vice President;	Horizon
Thomas C. Ewing	Director	Horizon
Andrew M. Fishman	Chief Compliance Officer; General Counsel & Secretary	Horizon
John Meditz	Vice Chairman; Director	Horizon
Murray Stahl	Chairman; Treasurer & Chief Executive Officer	Horizon

(o)	MetWest Asset Management, LLC (MetWest)

The following chart reflects the directors and officers of MetWest, including their business connections, which are of a substantial nature. The address of MetWest is 865 Figueroa Street, Los Angeles, California 90017 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Tad Rivelle	Chief Investment Officer	MetWest
David B. Lippman	Chief Executive Officer	MetWest
Laird R. Landmann	President	MetWest
Scott B. Dubchansky	Managing Director	MetWest
Bryan Whalen	Managing Director	MetWest
Mitchell Flack	Managing Director	MetWest
Stephen M. Kane	Generalist Portfolio Manager	MetWest
Joseph D. Hattesohl	Chief Financial Officer	MetWest
Anthony C. Scibelli	Director of Marketing	MetWest
Patrick A. Moore	Director of Client Service	MetWest
Keith T. Kirk	Chief Compliance Officer	MetWest
George Ristic	Chief Technology Officer	MetWest
Cal Rivelle	Chief Operating Officer	MetWest
MWAM Holdings, LLC	Member	MetWest

(p)	SSI Investment Management, Inc.

The following chart reflects the directors and officers of SSI, including their business connections, which are of a substantial nature. The address of SSI is 9440 Santa Monica Blvd., 8th Floor, Beverly Hills, California 90210 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
John D. Gottfurcht	President	SSI
Amy J. Gottfurcht	Chairman; CEO; Secretary	SSI
George M. Douglas	Vice President; Chief Investment Officer	SSI
Syed F. Mehdi	CCO; Vice President; Human Resources	SSI

(q)	TWIN Capital Management, Inc.

The following chart reflects the directors and officers of TWIN, including their business connections, which are of a substantial nature. The address of TWIN is 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317-3153 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Geoffrey Gerber	President; CIO	TWIN
James D. Drake	Controller; Chief Compliance Officer	TWIN
Christopher Erfort	Senior Vice President, Portfolio Management	TWIN
James Hough	Senior Vice President, Quantitative Systems	TWIN

(r)	Yacktman Asset Management Co.

The following chart reflects the directors and officers of Yacktman, including their business connections, which are of a substantial nature. The address of Yacktman is 1110 Lake Cook Road, Suite 385, Buffalo Grove, Illinois 60089 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Donald A. Yacktman	President & Treasurer	Yacktman
Ronald W. Ball	Senior Vice President	Yacktman
Stephen A. Yacktman	Senior Vice President & Secretary	Yacktman
Jason Subotky	Vice President	Yacktman
Russell Wilkins	Vice President	Yacktman
Kent Arnett	Vice President & Chief Compliance Officer

(s)	Kovitz Investment Group, LLC

The following chart reflects the directors and officers of Kovitz, including their business connections, which are of a substantial nature. The address of Kovitz is 222 West Adams Street, Suite 2160, Chicago, Illinois 60606 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mitchell A. Kovitz	Chief Executive Officer	Kovitz
Jonathan A. Shapiro	Chief Financial Officer	Kovitz
Marc S. Brenner	President, Chief Legal Officer and Chief Compliance Officer	Kovitz
Bruce A. Weininger	Vice President	Kovitz
Harold (Skip) Gianopulos, Jr.	Managing Director	Kovitz
Edward W. Edens	Director-Client Services	Kovitz
Richard P. Salerno	Director-Fixed Income	Kovitz

(t)	Mohican Financial Management, LLC
The following chart reflects the directors and officers of Mohican, including their business connections, which are of a substantial nature. The address of Mohican is 21 Railroad Avenue, Suite 35, Cooperstown, New York 13326 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Eric C. Hage	Managing Member, Chief Executive Officer & Chief Investment Officer	Mohican
Daniel C. Hage	Chief Operating Officer and Senior Trader	Mohican

(u)	Merk Investments, LLC (“Merk”)

The following chart reflects the directors and officers of Merk, including their business connections, which are of a substantial nature. The address of Merk is 555 Bryant Street #455, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Axel Merk	President	Merk Investments LLC; World Fliers Ltd., Director
Hanna Tikkanen Merk	Vice President	Merk Investments LLC
Kimberly Schuster	Director of Finance	Merk Investments LLC
Deborah Goldberg	Chief Compliance Officer	Merk Investments LLC

(v)	Spears Abacus Advisors LLC

The following chart reflects the managers and officers of Spears Abacus Advisors LLC (“Spears Abacus”), including their business connections, which are of a substantial nature. The address of Spears Abacus is 147 E. 48th Street, New York, NY 10017, and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
William G. Spears	Chief Executive Officer and Manager	Spears Abacus; Spears, Grisanti & Brown, 2001-2006
Robert M. Raich	President and Manager	Spears Abacus
Frank A. Weil	Manager	Spears Abacus
Stephen H. Frank	Principal	Spears Abacus

(w)	Green Eagle Capital LLC

The following chart reflects the directors and officers of Green Eagle Capital LLC, including their business connections, which are of a substantial nature. The address of Green Eagle Capital LLC is 250 East Illinois Road, Suite 200, Lake Forest, IL 60045 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel Sperrazza	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)
	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.
Glenn Migliozzi	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)
	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.

(x)	Madden Asset Management, LLC

The following chart reflects the directors and officers of Madden Asset Management, LLC, including their business connections, which are of a substantial nature. The address of Madden Asset Management, LLC is One International Place, 24th Floor, Boston, MA 02110 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Rob Madden	Managing Member	Madden Asset Management, LLC
Scott Madden	COO	Madden Asset Management, LLC

(y)	Kingstown Capital Management, LP

The following chart reflects the directors and officers of Kingstown Capital Management, LP, including their business connections, which are of a substantial nature. The address of Kingstown Capital Management, LP, is 1270 Broadway, Suite 1009, New York, NY 10001 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Michael Blitzer	Managing Partner	Also Managing Partner of Kingstown Partners, LP
Guy Shanon	Managing Partner	Also Managing Partner of Kingstown Partners, LP

(z)	Semaphore Management LLC

The following chart reflects the directors and officers of Semaphore Management LLC, including their business connections, which are of a substantial nature. The address of Semaphore Management LLC is 320 Park Avenue, 10th Floor, New York, New York 10022 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Paul J. Carpenter	Managing Member	Semaphore Management LLC
	Managing Member	Otis Partners LLC
	Director	Semaphore Offshore Ltd
Hoyt Ammidon, III	Managing Member	Semaphore Management LLC
	Managing Member	Otis Partners LLC
	Director	Semaphore Offshore Ltd
Robert C. Penberth	Chief Financial Officer and Chief Compliance	Semaphore Management LLC

(aa)	Holland Capital Management LLC

The following chart reflects the directors and officers of Holland Capital Management LLC, including their business connections, which are of a substantial nature.  The address of Holland Capital Management LLC is One North Wacker Drive, Suite 700, Chicago, Illinois, 60606 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Louis A. Holland	Director	Consultant: Cumota LLC; Cumota Consulting LLC; Brickland Partners, Inc.
Monica L. Walker, CPA	President, Chief Investment Officer – Equity; Director; Former Managing Director, Managing Partner and Portfolio Manager	None
Laura J. Janus, CFA	Chief Investment Officer – Fixed Income; Director; Former Managing Partner and Portfolio Manager	None
Susan M. Chamberlain	Chief Compliance Officer	None

(bb)	Waterville Capital, LLC

The following chart reflects the directors and officers of Waterville Capital, LLC, including their business connections, which are of a substantial nature.  The address of Waterville Capital, LLC, is Radnor Court, Suite 140, 259 Radnor-Chester Road, Radnor, PA 19087 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Other Business Connection
F. Sean Bonner	Managing Member	None
Joseph Delaney	Managing Member, Chief Compliance Officer	None

(cc)	UCM Partners, L.P.

The following chart reflects the directors and officers of UCM Partners, L.P., including their business connections, which are of a substantial nature.  The address of UCM Partners, L.P. is 52 Vanderbilt Avenue, Suite 401, New York, NY 10017 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Gregory Parsons	Chief Executive Officer	UCM Partners, L.P.
	Managing Member (2007-2008)	CP Capital Partners
Thomas Mandel	Senior Managing Director	UCM Partners, L.P.
Jay Menozzi	Chief Investment Officer	UCM Partners, L.P.

(dd)	MAI Wealth Advisors, LLC

The following chart reflects the directors and officers of MAI Wealth Advisors, LLC, including their business connections, which are of a substantial nature.  The address of MAI Wealth Advisors, LLC 1360 E. Ninth Street, Suite 1100, Cleveland, OH  44114 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Richard J. Buoncore	Managing Partner	MAI Wealth Advisors, LLC
	Director	United Community Financial Corp.
	Trustee	Fordham University
Gerald H. Gray	Chief Investment Officer	MAI Wealth Advisors, LLC
Mark H. Summers	Chief Operating Officer	MAI Wealth Advisors, LLC
Thomas J. Bartos	Chief Compliance Officer	MAI Wealth Advisors, LLC
Kenneth W. Ostrowski	Managing Director	MAI Wealth Advisors, LLC
Mark J. Castell	Managing Director	MAI Wealth Advisors, LLC
Lu Anne Morrison	Managing Director	MAI Wealth Advisors, LLC
John G. Palguta	Managing Director	MAI Wealth Advisors, LLC
Roberta J. Lemmo	Managing Director	MAI Wealth Advisors, LLC
James D. Kacic	Chief Financial Officer	MAI Wealth Advisors, LLC

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Foreside Fund Services, LLC, Registrant’s Principal Underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Funds	DundeeWealth Funds
American Beacon Mileage Funds	Henderson Global Funds
American Beacon Select Funds	Nomura Partners Funds, Inc.
Bridgeway Funds, Inc.	PMC Funds, Series of the Trust for Professional Managers
Central Park Group Multi-Event Fund	Revenue Shares ETF Trust
Century Capital Management Trust	Sound Shore Fund, Inc.
Direxion Shares ETF Trust	Wintergreen Fund, Inc.
Forum Funds	Javelin Exchange-Traded Trust
AdvisorShares Trust	Liberty Street Horizon Fund, Series of Investment Managers Series Trust
Turner Funds	Ironwood Multi-Strategy Fund LLC
Center Coast MLP Focus Fund, Series of Investment Managers Series Trust	Ironwood Institutional Multi-Strategy Fund LLC
FocusShares Trust	Bennett Group of Funds
del Rey Global Investors Funds	Precidian ETFs Trust

(b)	The following are officers and directors of Foreside Fund Services, LLC, the Registrant’s Principal Underwriter. Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	President and Manager	None
Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer, Vice President	None
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
Lisa S. Clifford	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Director of Compliance	None

(c)	Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian, as listed under “Custodian” in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or subadviser, as listed in Item 31 hereof.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on July 29, 2011.

Forum Funds

/s/ Stacey E. Hong
Stacey E. Hong, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on July 29, 2011.

(a)	Principal Executive Officer

/s/ Stacey E. Hong
Stacey E. Hong
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer

(c)	A majority of the Trustees

John Y. Keffer, Trustee*
James C. Cheng, Trustee*
J. Michael Parish, Trustee*
Costas Azariadis, Trustee*

By:	/s/ Lina Bhatnagar
Lina Bhatnagar
As Attorney-in-fact

* Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBIT

(i)	Opinion and consent of K&L Gates LLP is filed herewith.

(j)	Consent of BBD, LLP is filed herewith.

(h)(10)	Expense Limitation Agreement